As filed with the Securities and Exchange Commission on May 29, 1998.


                                                      1933 Act File No. 2-75766
                                                      1940 Act File No. 811-3380
--------------------------------------------------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                    FORM N-1A
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                  [X]

                                    Pre-Effective Amendment No:   __     [ ]
                                    Post-Effective Amendment No:  25     [X]
                                                                  __


                                       and


REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940          [X]
                                    Amendment No:  26
                                                   __


                          LEGG MASON VALUE TRUST, INC.
               (Exact Name of Registrant as Specified in Charter)


                                100 Light Street
                            Baltimore, Maryland 21202
                    (Address of Principal Executive Offices)
       Registrant's Telephone Number, including Area Code: (410) 539-0000
                                   Copies to:



CHARLES A. BACIGALUPO                         ARTHUR C. DELIBERT, ESQ.
100 Light Street                              Kirkpatrick & Lockhart LLP
Baltimore, Maryland 21202                     1800 Massachusetts Ave., N.W.
(Name and Address of                          Second Floor
  Agent for Service)                          Washington, D.C. 20036-1800


It is proposed that this filing will become effective:


[ ] immediately upon filing pursuant to Rule 485(b)
[X] on June 1, 1998 pursuant to Rule 485(b)
[ ] 60 days after filing pursuant to Rule 485(a)(i)
[ ] on       , 1998 pursuant to Rule 485(a)(i)
[ ] 75 days after filing pursuant to Rule 485(a)(ii)
[ ] on       , 1998 pursuant to Rule 485(a)(ii)


If appropriate, check the following box:

[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                          Legg Mason Value Trust, Inc.

                       Contents of Registration Statement

This registration statement consists of the following papers and documents.

Cover Sheet

Table of Contents

Cross Reference Sheets

Part A - Prospectus--Primary Shares
         Prospectus--Navigator Shares

Part B - Statement of Additional Information

Part C - Other Information

Signature Page

Exhibits

                 Legg Mason Value Trust, Inc. (Primary Shares)
                        Form N-1A Cross Reference Sheet
                        -------------------------------

Part A Item No.                   Prospectus Caption
---------------                   ------------------

     1                            Cover Page

     2                            Prospectus Highlights; Expenses

     3                            Financial Highlights; Performance Information

     4                            Investment Objectives and Policies;
                                          Description of each Corporation and
                                          Its Shares

     5                            Expenses; The Funds' Management and Investment
                                          Advisers; The Funds' Distributor

     6                            Prospectus Highlights; Dividends and Other
                                          Distributions; Shareholder Services;
                                          Tax Treatment of Dividends and Other
                                          Distributions; How Your Shareholder
                                          Account Is Maintained; Description of
                                          each Corporation and Its Shares

     7                            How You Can Invest In the Funds; How Your
                                          Shareholder Account is Maintained; How
                                          Net Asset Value Is Determined; The
                                          Funds' Distributor

     8                            How You Can Redeem Your Primary Shares

     9                            Not Applicable

                          Legg Mason Value Trust, Inc.
                            (Navigator Value Trust)
                        Form N-1A Cross Reference Sheet
                        -------------------------------

Part A Item No.                   Prospectus Caption
---------------                   ------------------

     1                            Cover Page

     2                            Expenses

     3                            Financial Highlights; Performance Information

     4                            Investment Objectives and Policies;
                                          Description of each Corporation and
                                          Its Shares

     5                            Expenses; The Funds' Management and Investment
                                          Advisers; The Funds' Distributor

     6                            Dividends and Other Distributions; Shareholder
                                          Services; Tax Treatment of Dividends
                                          and Other Distributions; How
                                          Shareholder Account are Maintained;
                                          Description of each Corporation and
                                          Its Shares

     7                            How To Purchase and Redeem Shares; How
                                          Shareholder Accounts are Maintained;
                                          How Net Asset Value Is Determined; The
                                          Funds' Distributor

     8                            How To Purchase and Redeem Shares

     9                            Not Applicable

                          Legg Mason Value Trust, Inc.
                                 Primary Shares
                             Navigator Value Trust
                        Form N-1A Cross Reference Sheet
                        -------------------------------

                            Statement of Additional

Part B Item No.                     Information Caption
---------------                     -------------------

     10                             Cover Page

     11                             Table of Contents

     12                             Not Applicable

     13                             Additional Information About Investment
                                          Limitations and Policies; Portfolio
                                          Transactions and Brokerage

     14                             The Funds' Directors and Officers

     15                             The Funds' Directors and Officers

     16                             The Funds' Investment Adviser/Manager; The
                                          Funds' Distributor; The Funds'
                                          Directors and Officers; The Funds'
                                          Independent Accountants/Auditors; The
                                          Funds' Legal Counsel; The Funds'
                                          Custodian and Transfer and Dividend -
                                          Disbursing Agent

     17                             Portfolio Transactions and Brokerage

     18                             Not Applicable

     19                             Valuation of Fund Shares; Additional
                                          Purchase and Redemption Information

     20                             Additional Tax Information; Tax-Deferred
                                          Retirement Plans - Primary Shares

     21                             Portfolio Transactions and Brokerage; The
                                          Funds' Distributor; The Funds'
                                          Custodian and Transfer and Dividend -
                                          Disbursing Agent

     22                             Performance Information

     23                             Financial Statements

TABLE OF CONTENTS
      Prospectus Highlights                                                    2
      Expenses                                                                 4
      Financial Highlights                                                     5
      Performance Information                                                  7
      Investment Objectives and Policies                                       8
      How You Can Invest in the Funds                                         19
      How Your Shareholder Account is Maintained                              20
      How You Can Redeem Your Primary Shares                                  20

      How Net Asset Value is Determined                                       21

      Dividends and Other Distributions                                       22

      Tax Treatment of Dividends and Other Distributions                      23




      Shareholder Services                                                    24

      The Funds' Management and Investment Advisers                           24

      The Funds' Distributor                                                  27

      Description of Each Corporation and its Shares                          27

ADDRESSES

DISTRIBUTOR:

      Legg Mason Wood Walker, Inc.
      100 Light Street
      P.O. Box 1476, Baltimore, MD 21203-1476
      410 (Bullet) 539 (Bullet) 0000    800 (Bullet) 822 (Bullet) 5544

TRANSFER AND SHAREHOLDER SERVICING AGENT:
      Boston Financial Data Services
      P.O. Box 953, Boston, MA 02103

COUNSEL:
      Kirkpatrick & Lockhart LLP
      1800 Massachusetts Ave., N.W.
      Washington, DC 20036

INDEPENDENT ACCOUNTANTS /AUDITORS:

      Coopers & Lybrand L.L.P.
      250 W. Pratt Street, Baltimore, Maryland 21201



      Ernst & Young LLP
      2001 Market Street, Philadelphia, Pennsylvania 19103



      NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS OR THE STATEMENT OF ADDITIONAL INFORMATION IN CONNECTION WITH THE OFFERING MADE BY THE PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY ANY FUND OR ITS DISTRIBUTOR. THE PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY ANY FUND OR BY THE PRINCIPAL UNDERWRITER IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

LMF-001


                                   Legg Mason
                                     Equity
                                     Funds


                                  Value Trust
                               Total Return Trust
                               Special Investment
                                     Trust
                                American Leading
                                Companies Trust
                                 Balanced Trust
                              U.S. Small-Cap Value
                                     Trust

                                 Primary Shares


                           --------------------------
                              The Art of Investing


                                   Prospectus
                                  June 1, 1998


                            [LEGG MASON FUNDS LOGO]

     LEGG MASON EQUITY FUNDS -- PRIMARY SHARES

           LEGG MASON VALUE TRUST, INC.                                      LEGG MASON INVESTORS TRUST, INC.:
           LEGG MASON TOTAL RETURN TRUST, INC.                                LEGG MASON AMERICAN LEADING
           LEGG MASON SPECIAL INVESTMENT TRUST, INC.                           COMPANIES TRUST
                                                                              LEGG MASON BALANCED TRUST
                                                                              LEGG MASON U.S. SMALL-CAPITALIZATION
                                                                               VALUE TRUST


         This Prospectus sets forth concisely the information about the funds that a prospective investor ought to know before investing. It should be read and retained for future reference. A Statement of Additional Information about the funds dated June 1, 1998 has been filed with the Securities and Exchange Commission ("SEC") and, as amended or supplemented from time to time, is incorporated herein by reference. The Statement of Additional Information is available without charge upon request from the distributor, Legg Mason Wood Walker, Incorporated ("Legg Mason") (address and telephone numbers listed below).


         MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY BANK OR OTHER DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY, AND ARE SUBJECT TO INVESTMENT RISK, INCLUDING THE POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

   THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION
     PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY
             REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


                                   PROSPECTUS
                                  June 1, 1998


                      Legg Mason Wood Walker, Incorporated
                                100 Light Street
                                 P.O. Box 1476
                            Baltimore, MD 21203-1476
                         410 (Bullet) 539 (Bullet) 0000
                         800 (Bullet) 822 (Bullet) 5544

     PROSPECTUS HIGHLIGHTS

          The following summary is qualified in its entirety by the more detailed information appearing in the body of this Prospectus and in the Statement of Additional Information.

          The LEGG MASON VALUE TRUST, INC. ("Value Trust") is a diversified, open-end management investment company seeking long-term growth of capital. Value Trust invests principally in those equity securities which its investment adviser, Legg Mason Fund Adviser, Inc. ("LMFA"), believes are undervalued and therefore offer above-average potential for capital appreciation.

          The LEGG MASON TOTAL RETURN TRUST, INC. ("Total Return Trust") is a diversified, open-end management investment company seeking capital appreciation and current income in order to achieve an attractive total investment return consistent with reasonable risk. In attempting to achieve this objective, LMFA selects a diversified portfolio composed of dividend-paying common stocks and securities convertible into common stock which, in the opinion of LMFA, offer the potential for long-term growth; common stocks or securities convertible into common stock which do not pay current dividends but which offer prospects for capital appreciation and future income; and debt instruments of various maturities. Due to Total Return Trust's investment objective, however, investors should not expect capital appreciation comparable to funds devoted solely to growth, or income comparable to funds devoted to maximum current income.

          The LEGG MASON SPECIAL INVESTMENT TRUST, INC. ("Special Investment Trust") is a diversified, open-end management investment company seeking capital appreciation. Special Investment Trust invests principally in equity securities of companies with market capitalizations of less than $2.5 billion which, in the opinion of LMFA, have one or more of the following characteristics: they are not closely followed by, or are out of favor with, investors generally, and LMFA believes they are undervalued in relation to their long-term earning power or asset values; unusual developments have occurred which suggest the possibility that the market value of the securities will increase; or they are involved in actual or anticipated reorganizations or restructurings under the Bankruptcy Code. Special Investment Trust also invests in the securities of companies with larger capitalizations which have one or more of these characteristics. Special Investment Trust may invest up to 35% of its assets in debt securities rated below investment grade.

          The LEGG MASON AMERICAN LEADING COMPANIES TRUST ("American Leading Companies") is a professionally managed portfolio seeking long-term capital appreciation and current income consistent with prudent investment risk. American Leading Companies is a separate series of Legg Mason Investors Trust, Inc. ("Investors Trust"), a diversified, open-end management investment company. Under normal market conditions, American Leading Companies will invest at least 75% of its total assets in a diversified portfolio of dividend-paying common stocks of Leading Companies that have market capitalizations of at least $2 billion. LMFA defines a "Leading Company" as a company that, in the opinion of LMFA, has attained a major market share in one or more products or services within its industry(ies), and possesses the financial strength and management talent to maintain or increase market share and profit in the future. Such companies are typically well known as leaders in their respective industries; most are found in the top half of the Standard & Poor's Composite Index of 500 Stocks ("S&P 500").

          The LEGG MASON BALANCED TRUST ("Balanced Trust") is a professionally managed portfolio seeking long-term capital appreciation and current income in order to achieve an attractive total investment return consistent with reasonable risk. Balanced Trust is a separate series of Investors Trust. Under normal conditions, Balanced Trust will invest no more than 75% of its assets in equity securities. The term "equity securities" includes, without limitation, common stocks and convertible securities of domestic issuers, securities of closed-end investment companies and U.S. dollar-denominated securities of foreign issuers, including American Depositary Receipts ("ADRs") and Global Depositary Receipts ("GDRs"). Balanced Trust will invest at least 25% of its portfolio in fixed income securities.


          The LEGG MASON U.S. SMALL-CAPITALIZATION VALUE TRUST ("Small-Cap Value"), a separate series of Investors Trust, is a professionally managed portfolio seeking long-term capital appreciation. Small-Cap Value invests principally in equity securities of companies with market capitalizations ranging between $10 million and the median New York Stock Exchange ("NYSE") market capitalization. Brandywine Asset Management, Inc. ("Brandywine"), as investment adviser, favors securities it believes to be undervalued. Brandywine believes that small company stocks, with the lowest prices relative to current earnings, provide superior returns over longer periods of time. Under normal circumstances, Small-Cap Value does not intend to invest in debt securities, foreign securities, futures or options.



          Shares of Value Trust, Total Return Trust, Special Investment Trust, American Leading Companies, Balanced Trust and Small-Cap Value (each a "Fund") may be appropriate for investments by Individual Retirement Accounts, Simplified Employee Pension Plans, Savings Incentive Match Plans for Employees and other tax-qualified retirement plans (collectively referred to as "Retirement Plans").


          Each Fund (except Small-Cap Value) may invest a significant portion of its assets in debt securities, and may invest to some extent in securities rated below investment grade. Each Fund (except Small-Cap Value) may invest in foreign securities, which would expose it to the possibility of currency fluctuations and other risks of foreign investing. Each Fund (except American Leading Companies and Small-Cap Value) may use futures contracts and/or options for hedging or income purposes, which may expose it to the potential for losses greater than the value of the Fund's investment in such instruments.

          Of course, there can be no assurance that any Fund will achieve its objective. See "Investment Objectives and Policies," page 8, which also includes a discussion of risks.


DISTRIBUTOR:
          Legg Mason Wood Walker, Incorporated

INVESTMENT ADVISERS:
          Legg Mason Fund Adviser, Inc. (for Value Trust, Total Return Trust, Special Investment Trust and American Leading Companies)
          Bartlett & Co. (for Balanced Trust)
          Brandywine Asset Management, Inc. (for Small-Cap Value)

PURCHASE METHODS:
          Send bank/personal check or wire federal funds. There is a $1,000 minimum, generally, for initial purchases, and a $100 minimum, generally, for subsequent purchases. Lower minimums for initial and subsequent purchases apply for automatic investments. See "How You Can Invest in the Funds," page 19.

REDEMPTION METHODS:
          Redeem by calling your financial advisor or service provider, or redeem by mail. See "How You Can Redeem Your Primary Shares," page 20.

PUBLIC OFFERING PRICE PER SHARE:
          Net asset value

EXCHANGE PRIVILEGE:
          All funds in the Legg Mason Family of Funds. See "Exchange Privilege," page 24.

DIVIDENDS:
          Declared and paid quarterly for Value Trust, Total Return Trust and Balanced Trust. Declared and paid after the end of each taxable year of Special Investment Trust, American Leading Companies and Small-Cap Value. See "Dividends and Other Distributions," page 22.

REINVESTMENT:
          All dividends and other distributions are automatically reinvested in Primary Shares unless cash payments are requested.

     EXPENSES


         The purpose of the following table is to assist an investor in understanding the various costs and expenses that an investor in Primary Shares of a Fund will bear directly or indirectly. The expenses and fees set forth below are based on average net assets and annual Fund operating expenses related to Primary Shares for the year ended March 31, 1998. For Small-Cap Value, which has no operating history prior to the date of this Prospectus, other expenses are based on estimates for the current fiscal year, and fees are adjusted for current expense limits and fee waiver levels.


      ANNUAL FUND OPERATING EXPENSES -- PRIMARY SHARES
      (AS A PERCENTAGE OF AVERAGE NET ASSETS)

                                             TOTAL      SPECIAL      AMERICAN                 SMALL-
                                    VALUE    RETURN    INVESTMENT     LEADING     BALANCED     CAP
                                    TRUST    TRUST       TRUST       COMPANIES     TRUST      VALUE
                                    -----------------------------------------------------------------
      Management fees               0.69%    0.75%        0.74%        0.71%(A)     0.46%(A)  0.55%(A)
      12b-1 fees                    0.95%    1.00%        1.00%        1.00%        0.75%     1.00%
      Other expenses                0.09%    0.13%        0.12%        0.24%        0.64%     0.45%
                                    ----------------------------------------------------------------
      Total operating expenses      1.73%    1.88%        1.86%        1.95%(A)     1.85%(A)  2.00%(A)
                                    ----------------------------------------------------------------


     --------------------

   (A) After fee waivers. LMFA and Legg Mason have voluntarily agreed to waive management and 12b-1 fees to the extent necessary to limit total operating expenses relating to Primary Shares (exclusive of taxes, brokerage commissions, interest and extraordinary expenses) as follows: for Total Return Trust and American Leading Companies, 1.95% of each Fund's average daily net assets attributable to Primary Shares indefinitely; for Balanced Trust, 1.85% of average daily net assets attributable to Primary Shares until July 31, 1999; and for Small-Cap Value, 2.00% of average daily net assets attributable to Primary Shares until July 31, 1999. In the absence of such waivers, the management fee, 12b-1 fee, other expenses and total operating expenses relating to Primary Shares would have been as follows: for American Leading Companies, 0.75%, 1.00%, 0.24% and 1.99% of average net assets; for Balanced Trust, 0.75%, 0.75%, 0.64% and 2.14% of average net assets; and for Small-Cap Value, 0.85%, 1.00%, 0.45%, and 2.30% of average net assets. In the fiscal year ended March 31, 1998, no fee waivers were necessary for Total Return Trust.



         Because each Fund pays 12b-1 fees with respect to Primary Shares, long-term investors in Primary Shares may pay more in distribution expenses than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc. ("NASD"). For further information concerning the Funds' expenses, please see "The Funds' Management and Investment Advisers" and "The Funds' Distributor," pages 24-27.


     EXAMPLE

         The following example illustrates the expenses that you would pay on a $1,000 investment in Primary Shares over various time periods assuming (1) a 5% annual rate of return and (2) redemption at the end of each time period. The Funds charge no redemption fees of any kind.


                     TOTAL       SPECIAL       AMERICAN                   SMALL-
           VALUE     RETURN     INVESTMENT      LEADING      BALANCED      CAP
           TRUST     TRUST        TRUST        COMPANIES      TRUST       VALUE
           ---------------------------------------------------------------------
1 Year     $ 18       $ 19         $ 19          $  20         $ 19        $ 20
3 Years    $ 54       $ 59         $ 58          $  61         $ 58        $ 63
5 Years    $ 94       $102         $101          $ 105         $100         N/A
10 Years   $204       $220         $218          $ 227         $217         N/A


         This example assumes that all dividends and other distributions are reinvested and that the percentage amounts listed under Annual Fund Operating Expenses remain the same over the time periods shown. The above table and the assumption in the example of a 5% annual return are required by regulations of the SEC applicable to all mutual funds. THE ASSUMED 5% ANNUAL RETURN IS NOT A PREDICTION OF, AND DOES NOT REPRESENT THE PROJECTED OR ACTUAL PERFORMANCE OF, PRIMARY SHARES OF THE FUNDS. THE ABOVE TABLE AND EXAMPLE SHOULD NOT BE CONSIDERED REPRESENTATIONS OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. The actual expenses attributable to Primary Shares will depend upon, among other things, the level of average net assets, the levels of sales and redemptions of shares, the extent to which LMFA and/or Legg Mason waive their fees and the extent to which Primary Shares incur variable expenses, such as transfer agency costs.

                            --------------------------------

     FINANCIAL HIGHLIGHTS


         The financial information in the tables that follow has been audited for Value Trust, Total Return Trust and Special Investment Trust by Coopers & Lybrand L.L.P., independent accountants, and for American Leading Companies and Balanced Trust, by Ernst & Young LLP, independent auditors. Each Fund's financial statements for the year ended March 31, 1998 and the report of Coopers & Lybrand L.L.P. or Ernst & Young LLP thereon are included in their combined annual reports and are incorporated by reference in the Statement of Additional Information. The combined annual reports are available to shareholders without charge by calling your Legg Mason or affiliated financial advisor or Legg Mason's Funds Marketing Department at 800-822-5544. As of the date of this Prospectus, Small-Cap Value has no operating history and has not issued any annual reports.


                                                 Investment Operations               Distributions From:
                                        ----------------------------------------   ------------------------
                            Net Asset      Net        Net Realized      Total                       Net
                             Value,     Investment   and Unrealized      From         Net        Realized
                            Beginning     Income     Gain (Loss) on   Investment   Investment     Gain on         Total
                             of Year      (Loss)      Investments     Operations     Income     Investments   Distributions
---------------------------------------------------------------------------------------------------------------------------
VALUE TRUST
       -- Primary Class
        Years Ended Mar. 31,
        1998                 $ 34.11      $ (.02)        $18.37         $18.35       $ (.04)      $ (2.32)       $ (2.36)
        1997                   26.99         .13           8.68           8.81         (.16)        (1.53)         (1.69)
        1996                   20.21         .19           8.00           8.19         (.17)        (1.24)         (1.41)
        1995                   18.50         .10           1.70           1.80         (.05)         (.04)          (.09)
        1994                   17.81         .08            .92           1.00         (.11)         (.20)          (.31)
        1993                   15.69         .18           2.12           2.30         (.18)           --           (.18)
        1992                   13.38         .25           2.34           2.59         (.28)           --           (.28)
        1991                   14.19         .32           (.74)          (.42)        (.36)         (.03)          (.39)
        1990                   14.16         .33            .77           1.10         (.33)         (.74)         (1.07)
        1989                   12.14         .21           1.99           2.20         (.18)           --           (.18)

SPECIAL INVESTMENT TRUST
       -- Primary Class
        Years Ended Mar. 31,
        1998                 $ 26.55      $ (.31)        $11.28         $10.97       $   --       $ (1.50)       $ (1.50)
        1997                   25.09        (.23)          3.10           2.87           --         (1.41)         (1.41)
        1996                   19.96          --           5.60           5.60           --          (.47)          (.47)
        1995                   21.56        (.06)         (1.31)         (1.37)          --          (.23)          (.23)
        1994                   17.91        (.11)          3.93           3.82         (.03)         (.14)          (.17)
        1993                   17.00         .03           1.66           1.69           --          (.78)          (.78)
        1992                   14.59         .12           2.83           2.95         (.14)         (.40)          (.54)
        1991                   13.58         .18           2.42           2.60         (.27)        (1.32)         (1.59)
        1990                   11.84         .12           1.70           1.82         (.08)           --           (.08)
        1989                   10.14         .06           1.65           1.71         (.01)           --           (.01)

                                                                    Ratios/Supplemental Data
                                          ----------------------------------------------------------------------------
                                                                     Net
                              Net Asset                          Investment                 Average       Net Assets
                               Value,               Expenses    Income (Loss)   Portfolio  Commission       End of
                               End of     Total    to Average    to Average     Turnover      Rate           Year
                                Year      Return   Net Assets    Net Assets       Rate       Paid(E)      (in thousands)
----------------------------------------------------------------------------------------------------------------------
VALUE TRUST
       -- Primary Class
        Years Ended Mar. 31,
        1998                   $ 50.10     55.34%      1.73%           (.1)%       12.9%     $.0538       $4,810,409
        1997                     34.11     33.59%      1.77%            .4%        10.5%      .0557        2,236,400
        1996                     26.99     42.09%      1.82%            .8%        19.6%         --        1,450,774
        1995                     20.21      9.77%      1.81%            .5%        20.1%         --          986,325
        1994                     18.50      5.65%      1.82%            .5%        25.5%         --          912,418
        1993                     17.81     14.76%      1.86%           1.1%        21.8%         --          878,394
        1992                     15.69     19.53%      1.90%           1.7%        39.4%         --          745,833
        1991                     13.38     (2.88)%     1.90%           2.5%        38.8%         --          690,053
        1990                     14.19      7.74%      1.86%           2.2%        30.7%         --          808,780
        1989                     14.16     18.33%      1.96%           1.6%        29.7%         --          720,961
SPECIAL INVESTMENT TRUST
       -- Primary Class
        Years Ended Mar. 31,
        1998                   $ 36.02     42.88%      1.86%          (1.1)%       29.8%     $.0481       $1,555,336
        1997                     26.55     11.58%      1.92%           (.9)%       29.2%      .0514          947,684
        1996                     25.09     28.47%      1.96%            --         35.6%         --          792,240
        1995                     19.96     (6.37)%     1.93%           (.2)%       27.5%         --          612,093
        1994                     21.56     21.35%      1.94%           (.6)%       16.7%         --          565,486
        1993                     17.91     10.50%      2.00%            .2%        32.5%         --          322,572
        1992                     17.00     20.46%      2.10%            .8%        56.9%         --          201,772
        1991                     14.59     21.46%      2.30%           1.4%        75.6%         --          106,770
        1990                     13.58     15.37%      2.30%           1.0%       115.9%         --           68,240
        1989                     11.84     16.99%      2.50%            .7%       122.4%         --           44,450

                                                 Investment Operations               Distributions From:
                                        ----------------------------------------   ------------------------
                            Net Asset      Net        Net Realized      Total                       Net
                             Value,     Investment   and Unrealized      From         Net        Realized
                            Beginning     Income     Gain (Loss) on   Investment   Investment     Gain on         Total
                            of Period     (Loss)      Investments     Operations     Income     Investments   Distributions
---------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN TRUST
       -- Primary Class
        Years Ended Mar. 31,
        1998                 $ 19.39      $  .44         $ 7.23         $ 7.67       $ (.40)      $ (2.03)       $ (2.43)
        1997                   16.45         .46           3.47           3.93         (.43)         (.56)          (.99)
        1996                   12.79         .48           3.69           4.17         (.51)           --           (.51)
        1995                   13.54         .33           (.19)           .14         (.29)         (.60)          (.89)
        1994                   13.61         .36            .24            .60         (.33)         (.34)          (.67)
        1993                   11.64         .39           1.89           2.28         (.31)           --           (.31)
        1992                    9.64         .34           1.91           2.25         (.25)           --           (.25)
        1991                   10.03         .28           (.31)          (.03)        (.29)         (.07)          (.36)
        1990                   10.06         .21            .15            .36         (.21)         (.18)          (.39)
        1989                    8.86         .15           1.18           1.33         (.13)           --           (.13)

AMERICAN LEADING COMPANIES
       -- Primary Class
        Years Ended Mar. 31,
        1998                 $ 14.74      $ (.04)(F)     $ 4.93         $ 4.89       $   --       $ (1.85)       $ (1.85)
        1997                   12.23         .01(F)        3.00           3.01         (.02)         (.48)          (.50)
        1996                   10.18         .07(F)        2.08           2.15         (.10)           --           (.10)
        1995                    9.69         .12(F)         .48            .60         (.11)           --           (.11)
        1994(A)                10.00         .06(F)        (.34)          (.28)        (.03)           --           (.03)

BALANCED TRUST
       -- Primary Class
        1998                 $ 10.16      $  .21(G)      $ 2.58         $ 2.79       $ (.21)      $  (.12)       $  (.33)
        1997(B)                10.00         .09(G)         .11            .20         (.04)           --           (.04)

                                                                    Ratios/Supplemental Data
                                          ----------------------------------------------------------------------------
                                                                     Net
                              Net Asset                          Investment                 Average       Net Assets
                               Value,               Expenses    Income (Loss)   Portfolio  Commission       End of
                               End of     Total    to Average    to Average     Turnover      Rate          Period
                               Period     Return   Net Assets    Net Assets       Rate       Paid(E)    (in thousands)
----------------------------------------------------------------------------------------------------------------------
TOTAL RETURN TRUST
       -- Primary Class
        Years Ended Mar. 31,
        1998                   $ 24.63     42.44%      1.88%           2.1%        20.6%     $.0585       $  700,535
        1997                     19.39     24.33%      1.93%           2.6%        38.4%      .0528          380,458
        1996                     16.45     33.23%      1.95%           3.2%        34.7%         --          267,010
        1995                     12.79      1.09%      1.93%           2.5%        61.9%         --          194,767
        1994                     13.54      4.57%      1.94%           2.7%        46.6%         --          184,284
        1993                     13.61     19.88%      1.95%(H)        3.1%(H)     40.5%         --          139,034
        1992                     11.64     23.59%      2.34%           3.1%        38.4%         --           52,360
        1991                      9.64     (0.05)%     2.50%           3.1%        62.1%         --           22,822
        1990                     10.03      3.48%      2.39%           2.0%        39.2%         --           26,815
        1989                     10.06     15.16%      2.40%           1.6%        25.7%         --           30,102
AMERICAN LEADING COMPANIES
       -- Primary Class
        Years Ended Mar. 31,
        1998                   $ 17.78     35.18%      1.95%(F)       (.28)%(F)    51.4%     $.0620       $  200,326
        1997                     14.74     24.73%      1.95%(F)        .05%(F)     55.7%      .0640          104,812
        1996                     12.23     21.24%      1.95%(F)        .69%(F)     43.4%         --           76,100
        1995                     10.18      6.24%      1.95%(F)       1.21%(F)     30.5%         --           59,985
        1994(A)                   9.69     (2.86)%(C)  1.95%(D,F)     1.14%(D,F)   21.0%(D)      --           55,022
BALANCED TRUST
       -- Primary Class
        1998                   $ 12.62     27.80%      1.85%(G)       2.08%(G)     34.5%     $.0714       $   47,761
        1997(B)                  10.16      2.02%(C)   1.85%(D,G)     2.52%(D,G)    5.1%(D)   .0622           17,948


     ---------------------------------------------------------
   (A) FOR THE PERIOD SEPTEMBER 1, 1993 (COMMENCEMENT OF OPERATIONS) TO MARCH 31, 1994.
   (B) FOR THE PERIOD OCTOBER 1, 1996 (COMMENCEMENT OF OPERATIONS) TO MARCH 31, 1997.
   (C) NOT ANNUALIZED
   (D) ANNUALIZED
   (E) PURSUANT TO SEC REGULATIONS EFFECTIVE FOR FISCAL YEARS BEGINNING AFTER SEPTEMBER 1, 1995, THIS IS THE COMMISSION RATE PAID ON SECURITIES PURCHASED AND SOLD BY EACH FUND.

   (F) NET OF FEES WAIVED IN EXCESS OF A VOLUNTARY EXPENSE LIMITATION OF 1.95% OF AVERAGE DAILY NET ASSETS. IF NO FEES HAD BEEN WAIVED BY LMFA, THE ANNUALIZED RATIO OF EXPENSES TO AVERAGE DAILY NET ASSETS FOR THE PERIOD SEPTEMBER 1, 1993 TO MARCH 31, 1994 AND FOR THE YEARS ENDED MARCH 31, 1995, 1996, 1997 AND 1998 WOULD HAVE BEEN 2.28%, 2.12%, 2.20%, 2.06%, AND
       1.99%, RESPECTIVELY.


   (G) NET OF FEES WAIVED IN EXCESS OF A VOLUNTARY EXPENSE LIMITATION OF 1.85% OF AVERAGE DAILY NET ASSETS. IF NO FEES HAD BEEN WAIVED BY LMFA, THE ANNUALIZED RATIO OF EXPENSES TO AVERAGE DAILY NET ASSETS FOR THE PERIOD OCTOBER 1, 1996 TO MARCH 31, 1997 AND FOR THE YEAR ENDED MARCH 31, 1998 WOULD HAVE BEEN 3.03% AND 2.14%, RESPECTIVELY.

   (H) NET OF FEES WAIVED IN EXCESS OF AN INDEFINITE VOLUNTARY EXPENSE LIMITATION OF 1.95%.

     PERFORMANCE INFORMATION

          From time to time each Fund may quote the TOTAL RETURN of a class of shares in advertisements or in reports or other communications to shareholders. A mutual fund's total return is a measurement of the overall change in value of an investment in the fund, including changes in share price and assuming reinvestment of dividends and other distributions. CUMULATIVE TOTAL RETURN shows the fund's performance over a specific period of time. AVERAGE ANNUAL TOTAL RETURN is the average annual compounded return that would have produced the same cumulative total return if the fund's performance had been constant over the entire period. Average annual returns, which differ from actual year-to-year results, tend to smooth out variations in a fund's returns. For comparison purposes, each Fund's total return is compared with total returns of the Value Line Geometric Average, an index of approximately 1,700 stocks ("Value Line Index"), and the S&P 500, two unmanaged indexes of widely held common stocks. No adjustment has been made for any income taxes payable by shareholders.

          The investment return and principal value of an investment in each Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Returns of each Fund would have been lower if LMFA and/or Legg Mason had not waived certain fees for the fiscal years ended March 31, as follows: 1989 through 1998 for Value Trust; 1986 through 1995 for Total Return Trust; 1986 through 1998 for Special Investment Trust; 1994 through 1998 for American Leading Companies and 1997 through 1998 for Balanced Trust.

          Performance figures reflect past performance only and are not intended to and do not indicate future performance. Further information about each Fund's performance is contained in its Annual Report to Shareholders, which may be obtained without charge by calling your Legg Mason or affiliated financial advisor or
      Legg Mason's Funds Marketing Department at
      800-822-5544.

          Although U.S. equity funds have grown significantly in recent years, the average long-term growth of general equity funds as reported by Lipper Analytical Services, Inc. over the last 25 years has been 13.2%, and some years have shown a net decline in value.

          Total returns as of March 31, 1998 were as follows:

                                                                                                      SPECIAL           AMERICAN
                                                                                 TOTAL RETURN       INVESTMENT           LEADING
                                                              VALUE TRUST           TRUST              TRUST            COMPANIES
-----------------------------------------------------------------------------------------------------------------------------------
CUMULATIVE TOTAL RETURN
      Primary Class:
       One Year                                                  +55.34%             +42.44%           +42.88%            +35.18%
       Five Years                                               +241.95%            +149.45%          +132.70%               N/A
       Ten Years                                                +480.95%            +340.24%          +407.76%               N/A
       Life of Class -- Value Trust(A)                        +1,917.61%
       Life of Class -- Total Return Trust(B)                                       +369.95%
       Life of Class -- Special Investment Trust(C)                                                   +469.69%
       Life of Class -- American Leading Companies(D)                                                                    +111.00%
       Life of Class -- Balanced Trust(E)

AVERAGE ANNUAL TOTAL RETURN
      Primary Class:
       One Year                                                  +55.34%             +42.44%           +42.88%            +35.18%
       Five Years                                                +27.88%             +20.06%           +18.40%               N/A
       Ten Years                                                 +19.24%             +15.98%           +17.64%               N/A
       Life of Class -- Value Trust(A)                           +20.72%
       Life of Class -- Total Return Trust(B)                                        +13.33%
       Life of Class -- Special Investment Trust(C)                                                    +15.25%
       Life of Class -- American Leading Companies(D)                                                                     +17.69%
       Life of Class -- Balanced Trust(E)

                                                                                                    S&P 500
                                                            BALANCED          VALUE LINE             STOCK
                                                              TRUST              INDEX               INDEX
---------------------------------------------------------------------------------------------------------------
CUMULATIVE TOTAL RETURN
      Primary Class:
       One Year                                              +27.80%             +37.76%              +48.00%
       Five Years                                               N/A             +102.11%             +174.73%
       Ten Years                                                N/A             +188.76%             +466.73%
       Life of Class -- Value Trust(A)                                          +521.14%           +1,507.01%
       Life of Class -- Total Return Trust(B)                                   +239.41%             +686.53%
       Life of Class -- Special Investment Trust(C)                             +228.64%             +642.49%
       Life of Class -- American Leading Companies(D)                            +98.78%             +166.32%
       Life of Class -- Balanced Trust(E)                    +30.38%             +33.66%              +60.18%

AVERAGE ANNUAL TOTAL RETURN
      Primary Class:
       One Year                                              +27.80%             +37.76%              +48.00%
       Five Years                                               N/A              +15.11%              +22.40%
       Ten Years                                                N/A              +11.19%              +18.94%
       Life of Class -- Value Trust(A)                                           +12.12%              +19.00%
       Life of Class -- Total Return Trust(B)                                    +10.39%              +18.16%
       Life of Class -- Special Investment Trust(C)                              +10.20%              +17.78%
       Life of Class -- American Leading Companies(D)                            +16.49%              +24.32%
       Life of Class -- Balanced Trust(E)                    +19.36%             +22.73%              +39.45%


     --------------------
   (A) INCEPTION OF VALUE TRUST -- APRIL 16, 1982.
   (B) INCEPTION OF TOTAL RETURN TRUST -- NOVEMBER 21, 1985.
   (C) INCEPTION OF SPECIAL INVESTMENT TRUST -- DECEMBER 30, 1985.
   (D) INCEPTION OF AMERICAN LEADING COMPANIES -- SEPTEMBER 1, 1993.
   (E) INCEPTION OF BALANCED TRUST -- OCTOBER 1, 1996.

         The S&P 500 and Value Line Index figures assume reinvestment of dividends paid by their component stocks. Unlike the figures presented for the Funds, the S&P 500 and Value Line Index figures do not include brokerage commissions and other costs of investing.

     INVESTMENT OBJECTIVES AND POLICIES

          Each Fund's investment objective may not be changed without shareholder approval; however, except as otherwise noted, the investment policies of each Fund described below may be changed by the Fund's Board of Directors without a shareholder vote. There can be no assurance that any Fund will achieve its investment objective.

          VALUE TRUST'S objective is long-term growth of capital. LMFA believes that the Fund's objective can best be met through the purchase of securities that appear to be undervalued in relation to the long-term earning power or asset value of their issuers. Securities may be undervalued because of many factors, including market decline, poor economic conditions, tax-loss selling or actual or anticipated unfavorable developments affecting the issuer of the security. Any or all of these factors may provide buying opportunities at attractive prices compared to historical or market price-earnings ratios, book value, return on equity, or the long-term prospects for the companies in question.
          LMFA believes that the securities of sound, well-managed companies that may be temporarily out of favor due to earnings declines or other adverse developments are likely to provide a greater total return than securities with prices that appear to reflect anticipated favorable developments and that are therefore subject to correction should any unfavorable developments occur.
          The Fund's policy of investing in securities that may be temporarily out of favor differs from the investment approach followed by many other mutual funds with similar investment objectives. Such mutual funds typically do not invest in securities that have declined sharply in price, are not widely followed, or are issued by companies that have reported poor earnings or that have suffered a cyclical downturn in business. LMFA believes, however, that purchasing securities depressed by temporary factors will provide investment returns superior to those obtained when premium prices are paid for issues currently in favor.
          The Fund invests primarily in companies with a record of earnings and dividends, reasonable return on equity, and sound finances. The Fund may from time to time invest in securities that pay no dividends or interest. Current dividend income is not a prerequisite in the selection of equity securities.
          The Fund normally invests primarily in equity securities. It may invest in debt securities, including government, corporate and money market securities, for temporary defensive purposes and, consistent with its investment objective, during periods when or under circumstances where LMFA believes the return on certain debt securities may equal or exceed the return on equity securities. The Fund may invest in debt securities of both foreign and domestic issuers of any maturity without regard to rating, and may invest its assets in such securities without regard to a percentage limit. LMFA currently anticipates that under normal market conditions, the Fund will invest no more than 25% of its total assets in long-term debt securities. Up to 10% of its total assets may be invested in debt securities not rated investment grade, i.e., not rated at least BBB by Standard & Poor's ("S&P") or Baa by Moody's Investors Service, Inc. ("Moody's") or, if unrated by those entities, deemed by LMFA to be of comparable quality.

          TOTAL RETURN TRUST'S objective is to obtain capital appreciation and current income in order to achieve an attractive total investment return consistent with reasonable risk. LMFA attempts to meet its objective by investing in dividend-paying common stocks, debt securities and securities convertible into common stocks which, in the opinion of LMFA, offer potential for attractive total return. The Fund also invests in common stocks and securities convertible into common stocks which do not pay current dividends but which, in LMFA's opinion, offer prospects for capital appreciation and future income.
          The Fund may invest in debt securities, including government, corporate and money market securities, consistent with its investment objective, during periods when or under circumstances where LMFA believes the return on certain debt securities may equal or exceed the return on equity securities. The Fund may invest in debt securities of any maturity of both foreign and domestic issuers without regard to rating and may invest its assets in such securities without regard to a percentage limit. LMFA currently anticipates that under normal market conditions, the Fund will invest no more than 50% of its total assets in intermediate-term and long-term debt securities, and no more than 5% of its total assets in debt securities not rated investment grade, i.e., not rated at least BBB by S&P or Baa by Moody's or, if unrated by those entities, deemed by LMFA to be of comparable quality.

          SPECIAL INVESTMENT TRUST'S objective is capital appreciation. Current income is not a consideration. The Fund invests principally in equity securities, and securities convertible into equity securities, of companies with market capitalizations of less than $2.5 billion which LMFA believes have one or more of the following characteristics:
          1. The companies generally are not closely followed by, or are out of favor with, investors, and appear to be undervalued in relation to their long-term earning power or asset values. A security may be undervalued because of many factors, including market decline, poor economic conditions, tax-loss selling, or actual or anticipated developments affecting the issuer.
          2. The companies are experiencing unusual and possibly non-repetitive developments which, in the opinion of LMFA, may cause the market values of the securities to increase. Such developments may include:
          (a) a sale or termination of an unprofitable part of the company's business;
          (b) a change in the company's management or in management's philosophy;
          (c) a basic change in the industry in which the company operates;
          (d) the introduction of new products or technologies; or
          (e) the prospect or effect of acquisition or merger activities.
          3. The companies are involved in actual or anticipated reorganizations or restructurings under the Bankruptcy Code. No more than 20% of the Fund's total assets may be invested in such securities.
          The Fund also invests in debt securities of companies having one or more of the characteristics listed above.
          Investments in securities with such characteristics may involve greater risks of loss than investments in securities of larger, well-established companies with a history of consistent operating patterns. However, LMFA believes that such investments also may offer greater than average potential for capital appreciation.

          Although the Fund primarily invests in companies with the characteristics described previously, LMFA may invest in larger, more highly-capitalized companies when circumstances warrant such investments. In addition, companies whose market capitalizations grow to exceed $2.5 billion after investment by the Fund may continue to be held by the Fund.

          The Fund may invest up to 20% of its total assets in securities of companies involved in actual or anticipated reorganizations or restructurings. Investments in such securities involve special risks, including difficulty in obtaining information as to the financial condition of such issuers and the fact that the market prices of such securities are subject to sudden and erratic market movements and above-average price volatility. Such securities require active monitoring.
          The Fund invests primarily in equity securities and securities convertible into equities, but also purchases debt securities including government, corporate and money market securities. Up to 35% of the Fund's net assets may be invested in debt securities not rated at least BBB by S&P, or Baa by Moody's, and securities unrated by those entities, deemed by LMFA to be of comparable quality.
          When conditions warrant, for temporary defensive purposes, the Fund also may invest without limit in short-term debt instruments, including government, corporate and money market securities. Such short-term investments will be in issuers whose long-term debt is rated in one of the four highest rating categories by S&P or Moody's or, if unrated by S&P or Moody's, deemed by LMFA to be of comparable quality.

          AMERICAN LEADING COMPANIES' investment objective is to provide long-term capital appreciation and current income consistent with prudent investment risk. The Fund seeks to provide fiduciaries, organizations, institutions and individuals with a convenient and prudent medium of investment, primarily in the common stocks of Leading Companies. The Fund intends to maintain for its shareholders a portfolio of securities which an experienced investor charged with fiduciary responsibility might select under the Prudent Investor Rule, as described in the trust laws or court decisions of many states, including New York. Under normal market conditions, the Fund will invest at least 75% of its total assets in a diversified portfolio of dividend-paying common stocks of Leading Companies that have market capitalizations of at least $2 billion. LMFA defines a "Leading Company" as a company that, in the opinion of LMFA, has attained a major market share in one or more products or services within its industry(ies), and possesses the financial strength and management talent to maintain or increase market share and profit in the future. Such companies are typically well known as leaders in their respective industries; most are found in the top half of the S&P 500. Additionally, LMFA's goal is to invest in companies having what LMFA believes is a reasonable price/earnings ratio, and it will favor those companies with well established histories of dividends and dividend growth rates. The Fund may also invest in companies having capitalizations above or below $2 billion which LMFA believes show strong potential for future market leadership, and in companies which LMFA believes, because of corporate restructuring or other changes, are undervalued based on their potential for future growth. There is always a risk that LMFA will not properly assess the potential for an issuer's future growth, or that an issuer will not realize that potential.
          While the Fund may invest in foreign securities, the Fund under normal market conditions intends to invest at least 65% of its total assets in domestic Leading Companies. "Domestic" company, for this purpose, means a company that has its principal corporate offices in the U.S. or that derives at least 50% of its revenues from operations in the U.S.
          The Fund's objective and policies require traditional investment management techniques that involve, for example, the evaluation and financial analysis of specific foreign and domestic issuers as well as economic and political analysis. Under normal circumstances, the Fund expects to own a minimum of 35 different securities. The Fund may also invest in common stocks and securities convertible into common stocks which do not pay current dividends but which offer prospects for capital appreciation and future income. The Fund may invest in when-issued securities, which may involve additional risks.
          During periods when LMFA believes the return on certain debt securities may equal or exceed the return on equity securities, the Fund may invest up to 25% of its total assets in debt securities, including government, corporate and money market securities, consistent with its investment objective. The Fund may invest in debt securities of any maturity of both foreign and domestic issuers. The debt securities in which the Fund may invest will be rated at least A by S&P or Moody's, or deemed by LMFA to be of comparable quality.
          The Fund may invest up to 5% of its net assets in convertible securities. Many convertible securities are rated below investment grade or, if unrated, are considered comparable to securities rated below investment grade. The Fund does not intend to invest in convertible securities not rated at least Ba by Moody's or BB by S&P or, if unrated by those entities, deemed by LMFA to be of comparable quality.


          BALANCED TRUST'S investment objective is to seek long-term capital appreciation and current income in order to achieve an attractive total investment return consistent with reasonable risk. The Fund will invest in a combination of equity, debt and money market securities in attempting to achieve its objective. Under normal conditions, the Fund will invest no more than 75% of its assets in equity securities. Bartlett & Co. ("Bartlett"), as investment adviser, will emphasize investments in dividend-paying equity securities that, in the opinion of Bartlett, offer the potential for long-term growth, and in common stocks or securities convertible into common stock that do not pay current dividends but offer prospects for capital appreciation and future income.

          The Fund will invest at least 25% of its portfolio in fixed income securities, including, without limitation, preferred stocks, bonds, debentures, municipal obligations, and mortgage-related securities; certificates of deposit; Treasury bills, notes, bonds and other obligations of the U.S. Government, its agencies and instrumentalities; commercial paper and other money market instruments rated not less than A-1, P-1 or F-1 by Moody's, S&P or Fitch Investors Services ("Fitch"), respectively; and repurchase agreements. No more than 5% of the Fund's total assets may be invested in fixed income or convertible securities not rated at least BBB or Baa at the time of purchase, or comparable unrated securities. If an investment grade security purchased by the Fund subsequently loses its investment grade rating, Bartlett will determine whether to retain that security in the Fund's portfolio. The Fund may invest in securities of any maturity, but, under normal circumstances, expects to maintain its portfolio of fixed income securities so as to have an average dollar-weighted maturity of between four and five years.
          Balanced Trust is managed as a balanced fund and invests in equity and debt securities. This approach attempts to "balance" the potential for growth and greater volatility of stocks with the historically stable income and more moderate average price fluctuations of fixed income securities. The proportion of the Fund's assets invested in each type of security will vary from time to time in accordance with Bartlett's assessment of investment opportunities. It is currently anticipated that the Fund will invest an average of 60% of its total assets in common and preferred stocks and the remaining 40% in various fixed income securities. These percentages may vary in attempting to increase returns or reduce risk.
          The Fund may also acquire securities on a when-issued and delayed-delivery basis, and may purchase exchange-traded futures contracts on stock indices and options thereon. The Fund may use derivatives, such as options and futures, in its investment activities. No more than 15% of the Fund's net assets may be invested in illiquid securities. The Fund may also engage in reverse repurchase agreements.

          For the year ended March 31, 1998, the portfolio turnover rate for the equity portion of the Fund's portfolio was 18.8% and the portfolio turnover rate for the fixed income portion was 58.1%. The Fund's total portfolio turnover rate for the year ended March 31, 1998 was 34.5%.



          SMALL-CAP VALUE'S investment objective is long-term capital appreciation. Under normal circumstances, the Fund will invest at least 65% of its total assets in equity securities of small-capitalization companies, defined as those whose market capitalizations at the time of investment range between $10 million and the median NYSE market capitalization. Brandywine selects securities from the universe of stocks generally traded on the major stock exchanges and in the over-the-counter market. For purposes of the Fund's investment policies, securities of small-cap companies purchased by the Fund may still be considered small-cap securities, even if the company's market cap later comes to exceed the median market cap of the NYSE. The Fund will invest at least 65% of its total assets in domestic securities.


      TYPES OF INVESTMENTS AND ASSOCIATED RISKS:

FOR EACH FUND:

          When cash is temporarily available, or for temporary defensive purposes, each Fund may invest without limit in repurchase agreements and money market instruments, including high-quality short-term debt securities. A repurchase agreement is an agreement under which either U.S. government obligations or high-quality liquid debt securities are acquired from a securities dealer or bank subject to resale at an agreed-upon price and date. The securities are held for each Fund by a custodian bank as collateral until resold and will be supplemented by additional collateral if necessary to maintain a total value equal to or in excess of the value of the repurchase agreement. Each Fund bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities, which may decline in value in the interim. The Funds will enter into repurchase agreements only with financial institutions determined by each Fund's adviser to present minimal risk of default during the term of the agreement based on guidelines established by the Funds' Boards of Directors. A Fund will not enter into repurchase agreements of more than seven days' duration if more than 10% (for Value Trust and Total Return Trust) or 15% (for American Leading Companies, Balanced Trust, Special Investment Trust and Small-Cap Value) of its net assets would be invested in such agreements and other illiquid investments.

          The Funds may engage in securities lending. However, no Fund currently intends to loan securities with a value exceeding 5% of its net assets. For further information concerning securities lending, see the Statement of Additional Information.


SMALL- AND MID-SIZED COMPANY STOCKS


          The advisers for Special Investment Trust and Small-Cap Value believe that the comparative lack of attention by investment analysts and institutional investors to small and mid-sized companies may result in opportunities to purchase the securities of such companies at attractive prices compared to historical or market price-earnings ratios, book value, return on equity or long-term prospects. Each Fund's policy of investing primarily in the securities of smaller companies differs from the investment approach of many other mutual funds, and investment in such securities involves special risks. Among other things, the prices of securities of small and mid-sized companies generally are more volatile than those of larger companies; the securities of smaller companies generally are less liquid; and smaller companies generally are more likely to be adversely affected by poor economic or market conditions.

          It is anticipated that some of the portfolio securities of either Special Investment Trust or Small-Cap Value may not be widely traded, and that a Fund's position in such securities may be substantial in relation to the market for such securities. Accordingly, it may be difficult for a Fund to dispose of such securities at prevailing market prices in order to meet redemptions. However, as a non-fundamental policy, Special Investment Trust and Small-Cap Value will not invest more than 15% of their respective net assets in illiquid securities.

          Investments in securities of companies with small market capitalizations are generally considered to offer greater opportunity for appreciation but also may involve greater risks than customarily are associated with more established companies. The securities of smaller companies may be subject to more abrupt fluctuations in market price than larger, more established companies. Small companies may have limited product lines, markets or financial resources, or they may be dependent upon a limited management group. In addition to exhibiting greater volatility, small company stocks may, to a degree, fluctuate independently of larger company stocks, I.E., small company stocks may decline in price as the prices of large company stocks rise or vice versa.

      PREFERRED STOCK
          Each Fund may purchase preferred stock as a substitute for debt securities of the same issuer when, in the opinion of its adviser, the preferred stock is more attractively priced in light of the risks involved. Preferred stock pays dividends at a specified rate and generally has preference over common stock in the payment of dividends and the liquidation of the issuer's assets but is junior to the debt securities of the issuer in those same respects. Unlike interest payments on debt securities, dividends on preferred stock are generally payable at the discretion of the issuer's board of directors. Shareholders may suffer a loss of value if dividends are not paid. The market prices of preferred stocks are subject to changes in interest rates and are more sensitive to changes in the issuer's creditworthiness than are the prices of debt securities.

      CONVERTIBLE SECURITIES
          A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities ordinarily provide a stream of income with generally higher yields than those of common stocks of the same or similar issuers, but lower than the yield on non-convertible debt. Convertible securities are usually subordinated to comparable-tier non-convertible securities but rank senior to common stock in a corporation's capital structure.
          The value of a convertible security is a function of (1) its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege and (2) its worth, at market value, if converted into the underlying common stock. Convertible securities are typically issued by smaller capitalized companies whose stock prices may be volatile. The price of a convertible security often reflects such variations in the price of the underlying common stock in a way that non-convertible debt does not. A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument.

      CORPORATE DEBT SECURITIES
          Corporate debt securities may pay fixed or variable rates of interest, or interest at a rate contingent upon some other factor, such as the price of some commodity. These securities may be convertible into preferred or common equity, or may be bought as part of a unit containing common stock. In selecting corporate debt securities for a Fund, its adviser reviews and monitors the creditworthiness of each issuer and issue. The adviser also analyzes interest rate trends and specific developments which it believes may affect individual issuers.

      U.S. GOVERNMENT SECURITIES

          U.S. government securities include direct obligations of the U.S. Treasury and obligations issued by U.S. government agencies and instrumentalities, including securities that are supported by: (1) the full faith and credit of the United States (e.g., certificates of the Government National Mortgage Association ("GNMA") ); (2) the right of the issuer to borrow from the U.S. Treasury (e.g., Federal Home Loan Bank securities); (3) the discretionary authority of the U.S. Treasury to lend to the issuer (e.g., Fannie Mae securities); and (4) solely the creditworthiness of the issuer (e.g., Freddie Mac securities). Neither the U.S. Government nor any of its agencies or instrumentalities guarantees the market value of the securities they issue. Therefore, the market value of such securities can be expected to fluctuate in response to changes in interest rates.


      STRIPPED SECURITIES
          Stripped securities are created by separating bonds into their principal and interest components and selling each piece separately (commonly referred to as IOs and POs). Stripped securities are more volatile than other fixed income securities in their response to changes in market interest rates. The value of some stripped securities moves in the same direction as interest rates, further increasing their volatility.

      ZERO COUPON BONDS
          Zero coupon bonds do not provide for cash interest payments but instead are issued at a significant discount from face value. Each year, a holder of such bonds must accrue a portion of the discount as income. Because each Fund is required to pay out substantially all of its income each year, including income accrued on zero coupon bonds, a Fund may have to sell other holdings to raise cash necessary to make the payout. Because issuers of zero coupon bonds do not make periodic interest payments, their prices can be very volatile when market interest rates change.


      INDEXED SECURITIES


          Each Fund may invest up to 5% of its net assets in securities whose prices are indexed to the prices of securities indexes, currencies or other financial statistics. Such investments must be consistent with each Fund's investment objective and policies.


      CLOSED-END INVESTMENT COMPANIES
          Each Fund may invest in the securities of closed-end investment companies. Such investments may involve the payment of substantial premiums above the net asset value of such issuers' portfolio securities, and the total return on such investments will be reduced by the operating expenses and fees of such investment companies, including advisory fees. A Fund will invest in such funds, when, in the adviser's judgment, the potential benefits of such investment justify the payment of any applicable premium or sales charge.

      FOREIGN SECURITIES
          Each Fund may invest in foreign securities. Investment in foreign securities presents certain risks, including those resulting from fluctuations in currency exchange rates, revaluation of currencies, future political and economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions, reduced availability of public information concerning issuers, and the fact that foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to domestic issuers. These risks are intensified when investing in countries with developing economies and securities markets, also known as "emerging markets." Moreover, securities of many foreign issuers may be less liquid and their prices more volatile than those of comparable domestic issuers. In addition, with respect to certain foreign countries, there is the possibility of expropriation, confiscatory taxation, withholding taxes and limitations on the use or removal of funds or other assets.
          The Funds may also invest in ADRs, which are securities issued by banks evidencing their ownership of specific foreign securities. ADRs may be sponsored or unsponsored; issuers of securities underlying unsponsored ADRs are not contractually obligated to disclose material information in the U.S. Accordingly, there may be less information available about such issuers than there is with respect to domestic companies and issuers of securities underlying sponsored ADRs. Although ADRs are denominated in U.S. dollars, the underlying security often is not; thus, the value of the ADR may be subject to exchange controls and variations in the exchange rate. The Funds may also invest in GDRs, which are receipts, often denominated in U.S. dollars, issued by either a U.S. or non-U.S. bank evidencing its ownership of the underlying foreign securities.
          Although not a fundamental policy subject to shareholder vote, the advisers currently anticipate that Value Trust, Total Return Trust, Special Investment Trust and American Leading Companies will each invest no more than 25% of its total assets in foreign securities. Bartlett currently anticipates that Balanced Trust will not invest more than 10% of its total assets in foreign securities, either directly or through ADRs or GDRs.

      ILLIQUID SECURITIES

          Value Trust and Total Return Trust may each invest up to 10% of its net assets in illiquid securities. American Leading Companies, Balanced Trust, Special Investment Trust and Small-Cap Value may each invest up to 15% of its net assets in illiquid securities. Illiquid securities are securities that cannot be expected to be sold within seven days at approximately the price at which they are valued by the Fund. Due to the absence of an active trading market, a Fund may have difficulty valuing or disposing of illiquid securities promptly. Securities whose sale is legally restricted are often considered illiquid. Foreign securities that are freely tradable in their country of origin or in their principal market are not considered restricted securities even if they are not registered for sale in the U.S.


      WHEN-ISSUED SECURITIES
          Each Fund may enter into commitments to purchase securities on a when-issued basis. Such securities are often the most efficiently priced and have the best liquidity in the bond market. When a Fund purchases securities on a when-issued basis, it assumes the risks of ownership, including the risk of price fluctuation, at the time of purchase, not at the time of receipt. However, a Fund does not have to pay for the obligations until they are delivered to it. This is normally 7 to 15 days later, but could be considerably longer in the case of some mortgage-backed securities. Use of this practice would have a leveraging effect on a Fund. To meet its payment obligation, a Fund will establish a segregated account with its custodian and maintain cash or appropriate liquid obligations in an amount at least equal to the payment that will be due. A Fund may sell the securities subject to a when-issued purchase, which may result in a gain or loss.

      FUTURES AND OPTIONS TRANSACTIONS

VALUE TRUST, TOTAL RETURN TRUST, SPECIAL INVESTMENT TRUST AND BALANCED TRUST:
          Each of these Funds can invest in futures and options transactions, including puts and calls. Because such investments "derive" their value from the value of the underlying security, index, or interest rate on which they are based, they are sometimes referred to as "derivative" securities. Such investments involve risks that are different from those presented by investing directly in the securities themselves. While utilization of options, futures contracts and similar instruments may be advantageous to a Fund, if its adviser is not successful in employing such instruments in managing the Fund's investments, the Fund's performance will be worse than if the Fund did not make such investments.
          The Funds may engage in futures strategies to attempt to reduce the overall investment risk that would normally be expected to be associated with ownership of the securities in which each invests. For example, a Fund may sell a stock index futures contract in anticipation of a general market or market sector decline that could adversely affect the market value of the Fund's portfolio. To the extent that a Fund's portfolio correlates with a given stock index, the sale of futures contracts on that index could reduce the risks associated with a market decline and thus provide an alternative to the liquidation of securities positions. A Fund may sell an interest rate futures contract to offset price changes of debt securities it already owns. This strategy is intended to minimize any price changes in the debt securities a Fund owns (whether increases or decreases) caused by interest rate changes, because the value of the futures contract would be expected to move in the opposite direction from the value of the securities owned by the Fund.
          Each Fund may purchase call options on interest rate futures contracts to hedge against a market advance in debt securities that the Fund plans to acquire at a future date. The purchase of such options is analogous to the purchase of call options on an individual debt security that can be used as a temporary substitute for a position in the security itself. The Funds may purchase put options on stock index futures contracts. This is analogous to the purchase of protective put options on individual stocks where a level of protection is sought below which no additional economic loss would be incurred by the Funds. The Funds may purchase and write options in combination with each other to adjust the risk and return of the overall position. For example, the Funds may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract.
          The Funds may purchase put options to hedge sales of securities, in a manner similar to selling futures contracts. If stock prices fall, the value of the put option would be expected to rise and offset all or a portion of the Fund's resulting losses in its stock holdings. However, option premiums tend to decrease over time as the expiration date nears. Therefore, because of the cost of the option (in the form of premium and transaction costs), a Fund would expect to suffer a loss in the put option if prices do not decline sufficiently to offset the deterioration in the value of the option premium.
          The Funds may write put options as an alternative to purchasing actual securities. If stock prices rise, a Fund would expect to profit from a written put option, although its gain would be limited to the amount of the premium it received. If stock prices remain the same over time, it is likely that the Fund will also profit, because it should be able to close out the option at a lower price. If stock prices fall, the Fund would expect to suffer a loss.
          By purchasing a call option, a Fund would attempt to participate in potential price increases of the underlying stock, with results similar to those obtainable from purchasing a futures contract, but with risk limited to the cost of the option if stock prices fell. At the same time, a Fund can expect to suffer a loss if stock prices do not rise sufficiently to offset the cost of the option.
          The characteristics of writing call options are similar to those of writing put options, as described above, except that writing covered call options generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a Fund would seek to mitigate the effects of a price decline. At the same time, when writing call options the Fund would give up some ability to participate in security price increases.
          The purchase and sale of options and futures contracts involve risks different from those involved with direct investments in securities, and also require different skills from the advisers in managing the Funds' portfolios. While utilization of options, futures contracts and similar instruments may be advantageous to the Funds, if the adviser is not successful in employing such instruments in managing a Fund's investments or in predicting interest rate changes, the Fund's performance will be worse than if the Fund did not make such investments. It is possible that there will be imperfect correlation, or even no correlation, between price movements of the investments being hedged and the options or futures used. It is also possible that a Fund may be unable to purchase or sell a portfolio security at a time that otherwise would be favorable for it to do so, or that a Fund may need to sell a portfolio security at a disadvantageous time, due to the need for the Fund to maintain "cover" or to segregate securities in connection with hedging transactions and that a Fund may be unable to close out or liquidate its hedged position. In addition, the Funds will pay commissions and other costs in connection with such investments, which may increase each Fund's expenses and reduce its yield. A more complete discussion of the possible risks involved in transactions in options and futures contracts is contained in the Statement of Additional Information. Each Fund's current policy is to limit options and futures transactions to those described above. The Funds may purchase and write both over-the-counter and exchange-traded options.
          A Fund will not enter into any futures contracts or related options if the sum of the initial margin deposits on futures contracts and related options and premiums paid for related options the Fund has purchased would exceed 5% of the Fund's total assets. A Fund will not purchase futures contracts or related options if, as a result, more than 20% of the Fund's total assets would be so invested.

AMERICAN LEADING COMPANIES:
          Although American Leading Companies may not invest in futures transactions, it may to a limited extent sell covered call options on any security in which it is permitted to invest for the purpose of enhancing income. American Leading Companies may not invest in any other form of option transaction.
          A call option is "covered" if, at all times the option is outstanding, the Fund holds the underlying security or a right to obtain that security at no additional cost. The risks of selling covered call options are described above.
          As a non-fundamental policy, the Fund will not sell a covered call option if, as a result, the value of the portfolio securities underlying all outstanding covered call options would exceed 25% of the value of the equity securities held by the Fund.

FOR EACH FUND:
          The Funds may also enter into forward foreign currency contracts. A forward foreign currency contract is an obligation to purchase or sell a specific amount of a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. By entering into a foreign currency contract, a Fund "locks in" the exchange rate between the currency it will deliver and the currency it will receive for the duration of the contract. A Fund may enter into these contracts for the purpose of hedging against risk arising from its investment in securities denominated in foreign currencies or when it anticipates investing in such securities. Forward currency contracts involve certain costs and risks, including the risk that currency movements will not be accurately predicted, causing a Fund to sustain losses on these contracts.

THE FOLLOWING DISCUSSION OF INVESTMENTS AND RISKS APPLIES ONLY TO BALANCED
TRUST:

      MUNICIPAL OBLIGATIONS
          Municipal obligations include obligations issued to obtain funds for various public purposes, including constructing a wide range of public facilities, such as bridges, highways, housing, hospitals, mass transportation, schools and streets. Other public purposes for which municipal obligations may be issued include the refunding of outstanding obligations, the obtaining of funds for general operating expenses and the making of loans to other public institutions and facilities. In addition, certain types of industrial development bonds ("IDBs") and private activity bonds ("PABs") are issued by or on behalf of public authorities to finance various privately operated facilities, including certain pollution control facilities, convention or trade show facilities, and airport, mass transit, port or parking facilities.
          Municipal obligations also include short-term tax anticipation notes, bond anticipation notes, revenue anticipation notes and other forms of short-term debt obligations. Such notes may be issued with a short-term maturity in anticipation of the receipt of tax payments, the proceeds of bond placements or other revenues.
          Municipal obligations also include municipal lease obligations. These obligations, which are issued by state and local governments to acquire land, equipment and facilities, typically are not fully backed by the municipality's credit, and, if funds are not appropriated for the following year's lease payments, a lease may terminate, with the possibility of default on the lease obligation and significant loss to the Fund. "Certificates of Participation" are participations in municipal lease obligations or installment sales contracts. Each certificate represents a proportionate interest in or right to the lease purchase payments made.
          The two principal classifications of municipal obligations are "general obligation" and "revenue" bonds. "General obligation" bonds are secured by the issuer's pledge of its faith, credit and taxing power. "Revenue" bonds are payable only from the revenues derived from a particular facility or class of facilities or from the proceeds of a special excise tax or other specific revenue source such as the corporate user of the facility being financed. IDBs and PABs are usually revenue bonds and are not payable from the unrestricted revenues of the issuer. The credit quality of IDBs and PABs is usually directly related to the credit standing of the corporate user of the facilities.

      MORTGAGE-RELATED SECURITIES
          Mortgage-related securities represent interests in pools of mortgages. Mortgage-related securities may be issued by governmental or government-related entities or by non-governmental entities such as banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers.
          Interests in pools of mortgage-related securities differ from other forms of debt securities which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. In contrast, mortgage-related securities provide monthly payments which consist of interest and, in most cases, principal. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments to holders of mortgage-related securities are caused by repayments resulting from the sale of the underlying residential property, refinancing or foreclosure. Some mortgage-related securities entitle the holders to receive all interest and principal payments owed on the mortgages in the pool, net of certain fees, regardless of whether or not the mortgagors actually make the payments.
          As prepayment rates of individual pools of mortgage loans vary widely, it is not possible to predict accurately the average life of a particular mortgage-related security. Although mortgage-related securities are issued with stated maturities of up to forty years, unscheduled or early payments of principal and interest on the underlying mortgages may shorten considerably the securities' effective maturities. When interest rates are declining, such prepayments usually increase. The volume of prepayments of principal on a pool of mortgages underlying a particular mortgage-related security will influence the yield of that security. Increased prepayment of principal may limit the Fund's ability to realize the appreciation in the value of such securities that would otherwise accompany declining interest rates. An increase in mortgage prepayments could cause the Fund to incur a loss on a mortgage-related security that was purchased at a premium. On the other hand, a decrease in the rate of prepayments, resulting from an increase in market interest rates, among other causes, may extend the effective maturities of mortgage-related securities, increasing their sensitivity to changes in market interest rates. In determining the average maturity of the fixed income portion of the Fund, Bartlett must apply certain assumptions and projections about the maturity and prepayment of mortgage-related securities; actual prepayment rates may differ.

      GOVERNMENT MORTGAGE-RELATED SECURITIES
          GNMA pass-through securities are considered to have a very low risk of default in that (i) the underlying mortgage loan portfolio is comprised entirely of government-backed loans and (ii) the timely payment of both principal and interest on the securities is guaranteed by the full faith and credit of the U.S. Government -- regardless of whether they have been collected. GNMA pass-through securities are, however, subject to the same market risk as comparable debt securities. Therefore, the effective maturity and market value of the Fund's GNMA securities can be expected to fluctuate in response to changes in interest rate levels.

          Freddie Mac, a corporate instrumentality of the U.S. Government, issues mortgage participation certificates ("PCs") which represent interests in mortgages from Freddie Mac's national portfolio. The mortgage loans in Freddie Mac's portfolio are not government-backed; rather, the loans are either uninsured with loan-to-value ratios of 80% or less, or privately insured if the loan-to-value ratio exceeds 80%. Freddie Mac, not the U.S. Government, guarantees the timely payment of interest and ultimate collection of principal on Freddie Mac PCs.


          Fannie Mae is a government-sponsored corporation owned entirely by private stockholders that purchases residential mortgages from a list of approved seller/servicers, including savings and loan associations, savings banks, commercial banks, credit unions and mortgage bankers. Pass-through certificates issued by Fannie Mae ("Fannie Mae certificates") are guaranteed as to timely payment of principal and interest by Fannie Mae, not the U.S. Government.


      PRIVATELY ISSUED MORTGAGE-RELATED SECURITIES

          Mortgage-related securities offered by private issuers include pass-through securities comprised of pools of conventional residential mortgage loans; mortgage-backed bonds which are considered to be obligations of the institution issuing the bonds and are collateralized by mortgage loans; and bonds and collateralized mortgage obligations ("CMOs") which are collateralized by mortgage-related securities issued by Freddie Mac, Fannie Mae, or GNMA or by pools of conventional mortgages.

          CMOs are typically structured with two or more classes or series which have different maturities and are generally retired in sequence. Each class of obligations is scheduled to receive periodic interest payments according to the coupon rate on the obligations. However, all monthly principal payments and any prepayments from the collateral pool are paid first to the "Class 1" bondholders. The principal payments are such that the Class 1 obligations are scheduled to be completely repaid no later than, for example, five years after the offering date. Thereafter, all payments of principal are allocated to the next most senior class of bonds until that class of bonds has been fully repaid. Although full payoff of each class of bonds is contractually required by a certain date, any or all classes of obligations may be paid off sooner than expected because of an increase in the payoff speed of the pool.
          Mortgage-related securities created by non-governmental issuers generally offer a higher rate of interest than government and government-related securities because there are no direct or indirect government guarantees of payments in the former securities, resulting in higher risks.
          The market for conventional pools is smaller and less liquid than the market for the government and government-related mortgage pools.

THE FOLLOWING DISCUSSION OF RISKS APPLIES TO EACH FUND:

      RISKS OF DEBT SECURITIES
          The prices of debt securities fluctuate in response to perceptions of the issuer's creditworthiness and also tend to vary inversely with market interest rates. The value of such securities is likely to decline in times of rising interest rates. Conversely, when rates fall, the value of these investments is likely to rise. The longer the time to maturity the greater are such variations.

      RISKS OF LOWER-RATED DEBT SECURITIES
          Generally, debt securities rated below BBB by S&P, or below Baa by Moody's, and unrated securities of comparable quality, offer a higher current yield than that provided by higher grade issues, but also involve higher risks. Debt securities rated C by Moody's and S&P are bonds on which no interest is being paid and which can be regarded as having extremely poor prospects of ever attaining any real investment standing. However, debt securities, regardless of their ratings, generally have a higher priority in the issuer's capital structure than do equity securities.
          Lower-rated debt securities are especially affected by adverse changes in the industries in which the issuers are engaged and by changes in the financial condition of the issuers. Highly leveraged issuers may also experience financial stress during periods of rising interest rates. Lower-rated debt securities are also sometimes referred to as "junk bonds."
          The market for lower-rated debt securities has expanded rapidly in recent years. This growth has paralleled a long economic expansion. At certain times in the past, the prices of many lower-rated debt securities declined, indicating concerns that issuers of such securities might experience financial difficulties. At those times, the yields on lower-rated debt securities rose dramatically, reflecting the risk that holders of such securities could lose a substantial portion of their value as a result of the issuers' financial restructuring or default. There can be no assurance that such declines will not recur.
          The market for lower-rated debt securities is generally thinner and less active than that for higher quality debt securities, which may limit a

      Fund's ability to sell such securities at fair value. Judgment plays a greater role in pricing such securities than is the case for securities having more active markets. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of lower-rated debt securities, especially in a thinly traded market.
          The ratings of Moody's and S&P represent the opinions of those agencies as to the quality of the debt securities which they rate. Such ratings are relative and subjective, and are not absolute standards of quality. Unrated debt securities are not necessarily of lower quality than rated securities, but they may not be attractive to as many buyers. If securities are rated investment grade by one rating organization and below investment grade by the other, the adviser may rely on the rating that it believes is more accurate. Regardless of rating levels, all debt securities considered for purchase (whether rated or unrated) are analyzed by the adviser to determine, to the extent possible, that the planned investment is sound.

INVESTMENT LIMITATIONS
          Each Fund has adopted certain fundamental investment limitations that, like its investment objective, can be changed only by a vote of the holders of a majority of the outstanding voting securities of the Fund. For these purposes a "vote of the holders of a majority of the outstanding voting securities" of the Fund means the affirmative vote of the lesser of
      (1) more than 50% of the outstanding shares of the Fund or (2) 67% or more of the shares present at a shareholders' meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy. These investment limitations are set forth in the Statement of Additional Information under "Additional Information About Investment Limitations and Policies." Fund policies, unless described as fundamental, can be changed by action of its respective Board of Directors.
          The fundamental restrictions applicable to each Fund include a prohibition on investing 25% or more of its total assets in the securities of issuers having their principal business activities in the same industry (with the exception of securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agreements with respect thereto).

HOW YOU CAN INVEST IN THE FUNDS
          You may purchase Primary Shares of the Funds through a brokerage account with Legg Mason, with an affiliate that has an agreement with Legg Mason, or with an unaffiliated entity having an agreement with Legg Mason ("Financial Advisor or Service Provider"). Your Financial Advisor or Service Provider will be pleased to explain the shareholder services available from the Funds and answer any questions you may have. Documents available from your Financial Advisor or Service Provider should be completed if you invest in shares of the Funds through a Retirement Plan.
          Investors who are considering establishing a Retirement Plan may wish to consult their attorneys or tax advisers with respect to individual tax questions. Your Financial Advisor or Service Provider can make available to you forms of plans. The option of investing in these plans through regular payroll deductions may be arranged with Legg Mason and your employer. Additional information with respect to these plans is available upon request from a Financial Advisor or Service Provider.
          Clients of certain institutions that maintain omnibus accounts with the Funds' transfer agent may obtain shares through those institutions. Such institutions may receive payments from the Funds' distributor for account servicing, and may receive payments from their clients for other services performed. Investors can purchase Fund shares from Legg Mason without receiving or paying for such other services.

          The minimum initial investment in Primary Shares for each Fund account, including investments made by exchange from other Legg Mason funds and investments in a Retirement Plan, is $1,000, and the minimum investment for each purchase of additional shares is $100, except as noted below. For those investing through the Funds' Future First Systematic Investment Plan, payroll deduction plans and plans involving automatic payment of funds from financial institutions or automatic investment of dividends from certain unit investment trusts, minimum initial and subsequent investments are lower. Each Fund may change these minimum amount requirements at its discretion.
          You should always furnish your shareholder account number when making additional purchases of shares.
          There are three ways you can invest in Primary Shares of the Funds:

1. THROUGH A FINANCIAL ADVISOR OR SERVICE PROVIDER
          Shares may be purchased through a Financial Advisor or Service Provider. A Financial Advisor or Service Provider will be pleased to open an account for you, explain to you the shareholder services available from the Funds and answer any questions you may have. After you have established an account, you can order shares from your Financial Advisor or Service Provider in person, by telephone or by mail.

2. THROUGH THE FUTURE FIRST SYSTEMATIC INVESTMENT PLAN
          You may also buy shares through the Future First Systematic Investment Plan. Under this plan, you may arrange for automatic monthly investments in the Funds of $50 or more by authorizing Boston Financial Data Services ("BFDS"), the Funds' transfer agent, to transfer funds each month from your Legg Mason account or from your checking account. Please contact a Financial Advisor or Service Provider for further information.

3. THROUGH AUTOMATIC INVESTMENTS
          Arrangements may be made with some employers and financial institutions, such as banks or credit unions, for regular automatic monthly investments of $50 or more in shares. In addition, it may be possible for dividends from certain unit investment trusts to be invested automatically in shares. Persons interested in establishing such automatic investment programs should contact the Funds through a Financial Advisor or Service Provider.


          Primary Share purchases will be processed at the net asset value next determined after your Financial Advisor or Service Provider has received your order; payment must be made within three business days to Legg Mason. Orders received by your Financial Advisor or Service Provider before the close of regular trading on the New York Stock Exchange ("Exchange") (normally 4:00 p.m. Eastern time) ("close of the Exchange") on any day the Exchange is open will be executed at the net asset value determined as of the close of the Exchange on that day. Orders received by your Financial Advisor or Service Provider after the close of the Exchange or on days the Exchange is closed will be executed at the net asset value determined as of the close of the Exchange on the next day the Exchange is open. See "How Net Asset Value is Determined," page 21. Each Fund reserves the right to reject any order for its shares or to suspend the offering of shares for a period of time. Some Service Providers may place other conditions on the purchase of shares. Consult their program literature for further information.


HOW YOUR SHAREHOLDER ACCOUNT IS MAINTAINED

          When you initially purchase shares, a shareholder account is established automatically for you. Any shares that you purchase or receive as a dividend or other distribution will be credited directly to your account at the time of purchase or receipt. Shares may not be held in, or transferred to, an account with any brokerage firm that does not have an agreement with Legg Mason. The Funds do not issue share certificates.


HOW YOU CAN REDEEM YOUR PRIMARY SHARES
          There are two ways you can redeem your Primary Shares. First, you may give your Financial Advisor or Service Provider an order for redemption of your shares in person or by telephone. Please have the following information ready when you call: the name of the Fund, the number of shares (or dollar amount) to be redeemed and your shareholder account number. Second, you may send a written request for redemption to: [insert complete Fund name], c/o Legg Mason Funds Processing, P.O. Box 1476, Baltimore, Maryland 21203-1476.
          Requests for redemption received by your Financial Advisor or Service Provider before the close of the Exchange on any day when the Exchange is open, will be transmitted to BFDS, transfer agent for the Funds, for redemption at the net asset value per share determined as of the close of the Exchange on that day. Requests for redemption received by your Financial Advisor or Service Provider after the close of the Exchange will be executed at the net asset value determined as of the close of the Exchange on its next trading day. A redemption request received by your Financial Advisor or Service Provider may be treated as a request for repurchase and, if it is accepted, your shares will be purchased at the net asset value per share determined as of the next close of the Exchange.
          Proceeds from your redemption will settle in your brokerage account two business days after trade date. The proceeds of your redemption or repurchase may be more or less than your original cost. If the shares to be redeemed or repurchased were paid for by check (including certified or cashier's checks), within 10 business days of the redemption or repurchase request, the proceeds will not be disbursed unless the Fund can be reasonably assured that the check has been collected.
          Written requests for redemption must be in "good order." A redemption request will be considered to be received in "good order" only if:
          1. You have indicated in writing the number of Primary Shares (or dollar amount) to be redeemed, the complete Fund name and your shareholder account number;
          2. The written request is signed by you and by any co-owner of the account with exactly the same name or names used in establishing the account;
          3. The written request is accompanied by any certificates representing the shares that have been issued to you, and you have endorsed the certificates for transfer or an accompanying stock power exactly as the name or names appear on the certificates; and
          4. The signatures on the written redemption request and on any certificates for your shares (or an accompanying stock power) have been guaranteed without qualification by a national bank, a state bank, a member firm of a principal stock exchange or other entity described in Rule 17Ad-15 under the Securities Exchange Act of 1934.

          Other supporting legal documents may be required from corporations or other organizations, fiduciaries or persons other than the shareholder of record making the request for redemption or repurchase. If you have a question concerning the redemption of shares, contact your Financial Advisor or Service Provider.
          The Funds will not be responsible for the authenticity of redemption instructions received by telephone, provided they follow reasonable procedures to identify the caller. The Funds may request identifying information from callers or employ identification numbers. The Funds may be liable for losses due to unauthorized or fraudulent instructions if they do not follow reasonable procedures. Telephone redemption privileges are available automatically to all shareholders unless certificates have been issued. Shareholders who do not wish to have telephone redemption privileges should call their Financial Advisor or Service Provider for further instructions.
          Because of the relatively high cost of maintaining small accounts, each Fund may elect to close any account with a current value of less than $500 by redeeming all of the shares in the account and mailing the proceeds to you. However, the Funds will not redeem accounts that fall below $500 solely as a result of a reduction in net asset value per share. If a Fund elects to redeem the shares in your account, you will be notified that your account is below $500 and will be allowed 60 days to make an additional investment to avoid having your account closed.

          To the extent permitted by law, each Fund reserves the right to take up to seven days to make payment upon redemption if, in the judgment of its adviser, the Fund could be adversely affected by immediate payment. (The Statement of Additional Information describes several other circumstances in which the date of payment may be postponed or the right of redemption suspended.) Some Service Providers may have other procedures for redemption, either in addition to or instead of those described above. Consult your Service Provider's literature for more information.


HOW NET ASSET VALUE IS DETERMINED
          Net asset value per Primary Share of each Fund is determined daily as of the close of the

      Exchange, on every day that the Exchange is open, by subtracting the liabilities attributable to Primary Shares from the total assets attributable to such shares and dividing the result by the number of Primary Shares outstanding. Securities owned by each Fund for which market quotations are readily available are valued at current market value. In the absence of readily available market quotations, securities are valued at fair value as determined by each Fund's Board of Directors. Where a security is traded on more than one market, which may include foreign markets, the securities are generally valued on the market considered by each Fund's adviser to be the primary market. Securities with remaining maturities of 60 days or less are valued at amortized cost. Each Fund will value its foreign securities in U.S. dollars on the basis of the then-prevailing exchange rates.

DIVIDENDS AND OTHER DISTRIBUTIONS
          Each Fund declares dividends to holders of Primary Shares out of its investment company taxable income (which generally consists of net investment income, any net short-term capital gain and any net gains from certain foreign currency transactions) attributable to those shares. Value Trust, Total Return Trust and Balanced Trust declare and pay dividends from net investment income quarterly; they pay dividends from any net short-term capital gains and net gains from foreign currency transactions annually. Special Investment Trust, American Leading Companies and Small-Cap Value declare and pay dividends from investment company taxable income following the end of each taxable year. Each Fund also distributes substantially all of its net capital gain (the excess of net long-term capital gain over net short-term capital loss) after the end of the taxable year in which the gain is realized. A second distribution of net capital gain may be necessary in some years to avoid imposition of the excise tax described under the heading "Additional Tax Information" in the Statement of Additional Information. Dividends and other distributions, if any, on Primary Shares held in a Retirement Plan and by shareholders maintaining a Systematic Withdrawal Plan generally are reinvested in Primary Shares of the distributing Fund on the payment dates. Other shareholders may elect to:

          1. Receive both dividends and other distributions in Primary Shares of the distributing Fund;

          2. Receive dividends in cash and other distributions in Primary Shares of the distributing Fund;

          3. Receive dividends in Primary Shares of the distributing Fund and other distributions in cash; or

          4. Receive both dividends and other distributions in cash.

          If a shareholder has elected to receive dividends and/or other distributions in cash and the postal or other delivery service is unable to deliver checks to the shareholder's address of record, such shareholder's distribution option will automatically be converted to having all dividends and other distributions reinvested in additional Primary Shares. No interest will accrue on amounts represented by uncashed distribution or redemption checks.
          In certain cases, shareholders may reinvest dividends and other distributions in the corresponding class of Shares of another Legg Mason fund. Please contact your Financial Advisor or Service Provider for additional information about this option.
          If no election is made, both dividends and other distributions are credited to your Fund account in Primary Shares of the distributing Fund at the net asset value of the shares determined as of the close of the Exchange on the reinvestment date. Shares received pursuant to any of the first three (reinvestment) elections above also are credited to your account at that net asset value. Shareholders electing to receive dividends and/or other distributions in cash will be sent a check or will have their Legg Mason account credited after the payment date. You may elect at any time to change your option by notifying the applicable Fund in writing at: [insert complete Fund name], c/o Legg Mason Funds Processing, P.O. Box 1476, Baltimore, Maryland 21203-1476. Your election must be received at least 10 days before the record date in order to be effective for dividends and other distributions paid to shareholders as of that date.

TAX TREATMENT OF DIVIDENDS AND OTHER DISTRIBUTIONS

          Each Fund intends to continue to qualify for treatment as a regulated investment company under the Internal Revenue Code of 1986, as amended, so that it will be relieved of federal income tax on that part of its investment company taxable income and net capital gain that it distributes to its shareholders.


          Dividends from each Fund's investment company taxable income (whether paid in cash or reinvested in Primary Shares) are taxable to its shareholders (other than Retirement Plans and other tax-deferred or tax-exempt investors) as ordinary income to the extent of the Fund's earnings and profits. Distributions of each Fund's net capital gain (whether paid in cash or reinvested in Primary Shares), when designated as such, are taxable to those shareholders as long-term capital gain, regardless of how long they have held their Fund shares. Under the Taxpayer Relief Act of 1997, different maximum tax rates apply to a noncorporate taxpayer's net capital gain depending on the holding period of the security and the taxpayer's marginal rate of federal income tax -- generally, 28% for gain recognized on capital assets held for more than one year but not more than 18 months and 20% (10% for taxpayers in the 15% marginal tax bracket) for gain recognized on capital assets held for more than 18 months. In the case of a regulated investment company such as a Fund, the relevant holding period is determined by how long the Fund has held the portfolio security on which the gain was earned, not by how long you have held your Fund shares.


          Each Fund sends its shareholders a notice following the end of each calendar year specifying, among other things, the amounts of all dividends and other distributions paid (or deemed paid) during that year. The notice will tell you what portion of the capital gain falls into each of the different tax rate categories mentioned above.


          Each Fund is required to withhold 31% of all dividends, capital gain distributions and redemption proceeds payable to any individuals and certain other noncorporate shareholders who do not provide the Fund with a certified taxpayer identification number. Each Fund also is required to withhold 31% of all dividends and capital gain distributions payable to such shareholders who otherwise are subject to backup withholding.

          A redemption of Primary Shares may result in taxable gain or loss to the redeeming shareholder, depending on whether the redemption proceeds are more or less than the shareholder's adjusted basis for the redeemed shares. An exchange of Primary Shares of any Fund for shares of any other Legg Mason fund generally will have similar tax consequences. See "Shareholder Services -- Exchange Privilege." If Fund shares are purchased within 30 days before or after redeeming at a loss other shares of the same Fund (regardless of class), all or part of that loss will not be deductible and instead will increase the basis of the newly purchased shares.
          A dividend or other distribution paid shortly after shares have been purchased, although in effect a return of investment, is subject to federal income tax. Accordingly, an investor should recognize that a purchase of Primary Shares immediately prior to the record date for a dividend or other distribution could cause the investor to incur tax liabilities and should not be made solely for the purpose of receiving the dividend or other distribution.

          The foregoing is only a summary of some of the important federal tax considerations generally affecting each Fund and its shareholders; see the Statement of Additional Information for a further discussion. In addition to federal income tax, you may also be subject to state, local or foreign taxes on distributions from the Funds, depending on the laws of your home state and locality. A portion of the dividends paid by the Funds attributable to direct U.S. government obligations is not subject to state and local income taxes in most jurisdictions; each Fund's annual notice to shareholders regarding the amount of dividends identifies this portion. Prospective shareholders are urged to consult their tax advisers with respect to the effects of this investment on their own tax situations.

SHAREHOLDER SERVICES

CONFIRMATIONS AND REPORTS
          You will receive from Legg Mason a confirmation after each transaction involving Primary Shares (except a reinvestment of dividends, capital gain distributions and shares purchased through the Future First Systematic Investment Plan or through automatic investments).
          An account statement will be sent to you monthly unless there has been no activity in the account or you are purchasing shares only through the Future First Systematic Investment Plan or through automatic investments, in which case an account statement will be sent quarterly. Reports will be sent to each Fund's shareholders at least semiannually showing its portfolio and other information; the annual report for each Fund will contain financial statements audited by its respective independent accountants/auditors.
          Shareholder inquiries should be addressed to: [insert complete Fund name], c/o Legg Mason Funds Processing, P.O. Box 1476, Baltimore, Maryland 21203-1476.

SYSTEMATIC WITHDRAWAL PLAN
          You may elect to make systematic withdrawals from your Fund account of a minimum of $50 on a monthly basis if you are purchasing or already own shares with a net asset value of $5,000 or more. Shareholders should not purchase shares of a Fund while they are participating in the Systematic Withdrawal Plan with respect to that Fund. Please contact your Financial Advisor or Service Provider for further information.

EXCHANGE PRIVILEGE
          As a Fund shareholder, you are entitled to exchange your Primary Shares of a Fund for the corresponding class of shares of any of the Legg Mason Funds, provided that such shares are eligible for sale in your state of residence.
          Investments by exchange into the Legg Mason funds sold without an initial sales charge are made at the per share net asset value determined on the same business day as redemption of the Fund shares you wish to exchange. Investments by exchange into the Legg Mason funds sold with an initial sales charge are made at the per share net asset value, plus the applicable sales charge, determined on the same business day as redemption of the Fund shares you wish to redeem; except that no sales charge will be imposed upon proceeds from the redemption of Fund shares to be exchanged that were originally purchased by exchange from a fund on which the same or higher initial sales charge previously was paid.
          There is no charge for the exchange privilege, but each Fund reserves the right to terminate or limit the exchange privilege of any shareholder who makes more than four exchanges from that Fund in one calendar year. To obtain further information concerning the exchange privilege and prospectuses of other Legg Mason funds, or to make an exchange, please contact your Financial Advisor or Service Provider.

          To effect an exchange by telephone, please call your Financial Advisor or Service Provider with the information described in "How You Can Redeem Your Primary Shares," page 20. The other factors relating to telephone redemptions described in that section apply also to telephone exchanges. Please read the prospectus for the other fund(s) carefully before you invest by exchange. Each Fund reserves the right to modify or terminate the exchange privilege upon 60 days' notice to shareholders. Some Service Providers may not offer all of the Legg Mason Funds for exchange.


THE FUNDS' MANAGEMENT AND INVESTMENT ADVISERS

BOARD OF DIRECTORS
          The business and affairs of each Fund are managed under the direction of its Board of Directors.

MANAGEMENT AGREEMENTS
          Each Fund has a management agreement with LMFA which was approved by the Fund's Board of Directors (each a "Management Agreement"). Under the Management Agreements, LMFA is obligated to provide the Funds with investment management and administrative services, and to oversee the Funds' relationships with outside service providers, such as the custodian, transfer agent, accountants, and lawyers.

          For services under the Management Agreements, LMFA receives a fee from each Fund, calculated daily and payable monthly, at the following annual rates of its average daily net assets:



American Leading Companies:     0.75%
Balanced Trust:                 0.75%
Small-Cap Value:                0.85%
Total Return Trust              0.75%

Value Trust and Special
  Investment Trust:             1.0% of the first
                                $100 million of
                                average net assets;
                                0.75% of assets
                                between $100 million
                                and $1 billion; and
                                0.65% of assets
                                exceeding $1
                                billion.



          Because of fee waivers (see below), American Leading Companies paid a management fee of 0.71% and Balanced Trust paid a management fee of 0.46% for the fiscal year ended March 31, 1998.


ADVISORY AGREEMENTS
          LMFA has entered into investment advisory agreements with Bartlett and Brandywine to provide investment advisory services to Balanced Trust and Small-Cap Value, respectively. These advisers have the responsibility for making investment decisions and placing orders to buy or sell a particular security. LMFA provides these services for Value Trust, Special Investment Trust, Total Return Trust and American Leading Companies Trust under the Management Agreements.

          Under its Advisory Agreement, Bartlett receives an advisory fee from LMFA, computed daily and paid monthly, at an annual rate equal to 66 2/3% of the fee received by LMFA, or 0.50% of Balanced Trust's average daily net assets, adjusted for any fee waivers, as discussed below.


          Under its Advisory Agreement, Brandywine receives an advisory fee from LMFA, computed daily and paid monthly, at an annual rate equal to 58.8% of the fee received by LMFA, or 0.50% of Small-Cap Value's average daily net assets, adjusted for any fee waivers.
          Legg Mason Capital Management, Inc. ("LMCM") also serves as an investment adviser to American Leading Companies pursuant to an Investment Advisory Agreement with LMFA. LMCM may provide the Fund with research and investment advisory services for which LMFA (not the Fund) may pay LMCM a fee. Currently, LMCM is not providing any services to the Fund.

FEE WAIVERS
          LMFA has agreed to waive its fees in any month to the extent a Fund's expenses related to Primary Shares (exclusive of taxes, interest, brokerage and extraordinary expenses) exceed during that month annual rates of that Fund's average daily net assets attributable to Primary Shares as follows:

      Total Return Trust and
      Americal Leading Companies:   1.95%, indefinitely
      Balanced Trust:               1.85% until July 31, 1999
      Small-Cap Value:              2.00% until July 31, 1999

          These agreements are voluntary and may be terminated by LMFA at any time. Each Fund pays all its other expenses which are not assumed by LMFA.


PRIMARY SHARES EXPENSE RATIOS


          For the fiscal year ended March 31, 1998, the ratio of each Fund's expenses to its average net assets (after application of any fee waivers) was:



      Value Trust                                     1.73 %
      Total Return Trust                              1.88 %
      Special Investment Trust                        1.86 %
      American Leading Companies Trust                1.95 %
      Balanced Trust                                  1.85 %



          As of the date of this Prospectus, Small-Cap Value had not yet begun operations. In addition to management and distribution fees, that Fund, like the others, will be responsible for interest, taxes, brokerage fees and commissions, expenses of preparing and printing prospectuses, proxy statements and reports to shareholders and of distributing them to existing shareholders, custodian charges, transfer agency fees, compensation of the independent directors, legal and audit expenses, insurance expenses, shareholder meetings, proxy solicitations, expenses of registering and qualifying Fund shares for sale under federal and state law, governmental fees and expenses incurred in connection with industry organizations.

LMFA

          LMFA acts as adviser or manager to seventeen investment company portfolios which had aggregate assets under management of approximately $12 billion as of April 30, 1998. LMFA's address is 100 Light Street, Baltimore, Maryland 21202.


          Like other mutual funds, financial and business organizations around the world, the Funds could be adversely affected if the computer systems used by LMFA and other service providers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." LMFA is taking steps that it believes are reasonably designed to address the Year 2000 Problem with respect to the computer system that it uses and to obtain assurances that comparable steps are being taken by the Funds' other major service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the Funds.


BARTLETT

          Bartlett acts as adviser to individuals, corporations, pension and profit sharing plans and trust accounts, as well as to four investment company portfolios. Bartlett's aggregate assets under management totalled approximately $3.2 billion as of April 30, 1998. Bartlett's address is 36 East Fourth Street, Cincinnati, Ohio 45202.


BRANDYWINE

          Brandywine acts as adviser or sub-adviser to individuals, public funds, corporations, pension and profit sharing plans, Taft-Hartley Plans, endowments and foundations, as well as to three investment company portfolios. Brandywine's aggregate assets under management totalled approximately $8.2 billion as of April 30, 1998. Brandywine's address is 201 North Walnut Street, Wilmington, Delaware 19801.


LMCM

          LMCM acts as adviser to private accounts and investment company portfolios with a value as of April 30, 1998 of approximately $2.9 billion. LMCM's address is 100 Light Street, Baltimore, Maryland 21202.


          LMFA, LMCM, Bartlett and Brandywine are wholly owned subsidiaries of Legg Mason, Inc., a financial services holding company.

PORTFOLIO MANAGEMENT
          William H. Miller, III, President of LMFA, co-managed Value Trust from its inception in 1982 to November 1990, when he assumed primary responsibility for its day-to-day management. Nancy T. Dennin, Senior Vice President of LMFA, has primary responsibility for the day-to-day management of Total Return Trust. Prior to April 1, 1997, Mrs. Dennin and Mr. Miller were co-managers of Total Return Trust. Mr. Miller has also been primarily responsible for the day-to-day management of Special Investment Trust since its inception in 1985. Lisa O. Rapuano is assistant portfolio manager of Special Investment Trust. Mrs. Rapuano has been the analyst responsible for the technology, media and telecommunication sectors, as well as for some special situations outside these sectors, since joining LMFA in September 1994. From July 1991 to September 1994 she was an analyst at Franklin Street Partners, a money management firm.
          Effective March 9, 1998, David E. Nelson, Senior Vice President of LMFA, has primary responsibility for the day-to-day management of American Leading Companies. Previously, Mr. Nelson was the portfolio manager for the UAM ICM Equity Portfolio since its inception on October 1, 1993. Mr. Nelson was employed at Investment Counselors of Maryland from 1989-1998.
          Dale H. Rabiner, CFA and Woodrow H. Uible, CFA jointly manage Balanced Trust. Both are senior portfolio managers of Bartlett. Mr. Rabiner has been employed by Bartlett since 1983 and has served since then as Director of its Fixed Income Group. Mr. Uible has been employed by Bartlett since 1980. He chairs Bartlett's Equity Investment Group, and is responsible for Bartlett's equity investment processes. Mr. Rabiner and Mr. Uible are members of Bartlett's Management Committee and Investment Policy Committee.
          Henry F. Otto and Steven M. Tonkovich jointly manage Small-Cap Value. Both are Managing Directors of Brandywine. Mr. Otto is a senior portfolio manager and has been employed at Brandywine since 1987. Mr. Tonkovich is a portfolio manager and analyst and has been employed at Brandywine since 1989.

BROKERAGE
          The Funds may use Legg Mason, among others, as broker for agency transactions in listed and over-the-counter securities at commission rates and under circumstances consistent with the policy of best execution.

THE FUNDS' DISTRIBUTOR
          Legg Mason, a wholly owned subsidiary of Legg Mason, Inc., is the distributor of each Fund's shares pursuant to a separate Underwriting Agreement with each Fund. Each Underwriting Agreement obligates Legg Mason to pay certain expenses in connection with the offering of shares, including any compensation to its financial advisors, the printing and distribution of prospectuses, statements of additional information and periodic reports used in connection with the offering to prospective investors, after the prospectuses, statements of additional information and reports have been prepared, set in type and mailed to existing shareholders at the Fund's expense, and for any supplementary sales literature and advertising costs.

          Legg Mason has an agreement with the Funds' transfer agent to assist it with some of its duties. For this assistance, Legg Mason was paid the following amounts by the transfer agent for the year ended March 31, 1998:
      Value Trust, $439,000; Total Return Trust, $76,000; Special Investment Trust, $238,000; American Leading Companies, $28,000 and Balanced Trust, $7,000.


          The Board of Directors of each Fund has adopted a Distribution and Shareholder Services Plan ("Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940 ("1940 Act"). The Plan provides that as compensation for its ongoing services to investors in Primary Shares and its activities and expenses related to the sale and distribution of Primary Shares, Legg Mason receives from each Fund an annual distribution fee payable from the assets attributable to Primary Shares, of up to:
      0.75% of the average daily net assets attributable to Primary Shares of the Total Return Trust, Special Investment Trust, American Leading Companies, and Small-Cap Value; 0.70% of the average daily net assets attributable to Primary Shares of Value Trust and 0.50% of the average daily net assets attributable to Primary Shares of Balanced Trust; and an annual service fee equal to 0.25% of the average daily net assets attributable to Primary Shares of each of the Funds. The distribution fee and service fee are calculated daily and paid monthly. The fees received by Legg Mason during any year may be more or less than its cost of providing distribution and shareholder services for Primary Shares. Legg Mason has agreed to waive indefinitely distribution fees in any month to the extent the Total Return Trust's and American Leading Companies' expenses related to Primary Shares (exclusive of taxes, interest, brokerage costs and extraordinary expenses) exceed an annual rate of 1.95% each of Total Return Trust's and American Leading Companies average daily net assets attributable to Primary Shares. Legg Mason has also agreed to waive until July 31, 1999 distribution fees in any month to the extent Balanced Trust's and Small-Cap Value's expenses related to Primary Shares (exclusive of taxes, interest, brokerage costs and extraordinary expenses) exceed an annual rate of 1.85% and 2.00% of average daily net assets attributable to Primary Shares, respectively.

          NASD rules limit the amount of annual distribution and service fees that may be paid by mutual funds and impose a ceiling on the cumulative distribution fees received. Each Fund's Plan complies with those rules.
          Legg Mason may enter into agreements with unaffiliated dealers to sell Primary Shares of each Fund. Legg Mason pays such dealers up to 90% of the distribution and shareholder service fees that it receives from a Fund with respect to shares sold by the dealers.

          The President and Treasurer of each Fund are employed by Legg Mason.


DESCRIPTION OF EACH CORPORATION AND ITS SHARES
          Value Trust, Total Return Trust, Special Investment Trust and Investors Trust were established as Maryland corporations on January 20, 1982, May 22, 1985, October 31, 1985 and May 5, 1993, respectively. Value Trust has authorized capital of 300 million shares of common stock, par value $0.001 per share. Total Return Trust has authorized capital of 100 million shares of common stock, par value $0.001 per share. Special Investment Trust has authorized capital of 150 million shares of common stock, par value $0.001 per share. The Articles of Incorporation of Investors Trust authorize issuance of 500 million shares of par value $.001 per share of American Leading Companies, 250 million shares of par value $.001 per share of Balanced Trust and 100 million shares of par value $.001 per share of Small-Cap Value. Each corporation may issue additional series of shares. Each Fund currently offers two Classes of Shares -- Class A (known as "Primary Shares") and Class Y (known as "Navigator Shares"). The two Classes represent interests in the same pool of assets. A separate vote is taken by a Class of Shares of a Fund if a matter affects just that Class of Shares. Each Class of Shares may bear certain differing Class-specific expenses and sales charges, which may affect performance.

          Investors may obtain more information concerning the Navigator Class from their financial advisor or any person making available to them shares of the Primary Class, or by calling 1-800-822-5544.
          The Boards of Directors of the Funds do not anticipate that there will be any conflicts among the interests of the holders of the different Classes of Fund shares. On an ongoing basis, the Boards will consider whether any such conflict exists and, if so, take appropriate action.
          Shareholders of the Funds are entitled to one vote per share and fractional votes for fractional shares held. Voting rights are not cumulative. All shares of the Funds are fully paid and nonassessable and have no preemptive or conversion rights.
          Shareholders' meetings will not be held except where the 1940 Act requires a shareholder vote on certain matters (including the election of directors, approval of an advisory contract, and approval of a plan of distribution pursuant to Rule 12b-1). Each Fund will call a special meeting of the shareholders at the request of 10% or more of the shares entitled to vote; shareholders wishing to call such a meeting should submit a written request to their respective Fund at 100 Light Street, Baltimore, Maryland 21202, stating the purpose of the proposed meeting and the matters to be acted upon.
          Each Fund acknowledges that it is solely responsible for the information or any lack of information about it in this joint Prospectus and in the joint Statement of Additional Information, and no other Fund is responsible therefor. There is a possibility that one Fund might be deemed liable for misstatements or omissions regarding another Fund in this Prospectus or in the joint Statement of Additional Information; however, the Funds deem this possibility slight.

             THE

          NAVIGATOR
            CLASS

           OF THE

         LEGG MASON
        EQUITY FUNDS


        ------------

    The Art of Investing


GROWTH
Navigator Class of Value Trust
Navigator Class of American
  Leading Companies Trust

GROWTH & INCOME
Navigator Class of Total
  Return Trust
Navigator Class of Balanced
  Trust

AGGRESSIVE GROWTH
Navigator Class of Special
  Investment Trust
Navigator Class of U.S. Small-
  Capitalization Value Trust


       PROSPECTUS
      JUNE 1, 1998


This wrapper is not part of the prospectus.


Addresses

Distributor:
      Legg Mason Wood Walker, Inc.
      100 Light Street
      P.O. Box 1476, Baltimore, MD 21203-1476
      410 (bullet) 539 (bullet) 0000  800 (bullet) 822 (bullet) 5544

Authorized Dealer:
      Fairfield Group, Inc.
      200 Gibraltar Road
      Horsham, PA 19044
      215 (bullet) 443 (bullet) 7850  800 (bullet) 441 (bullet) 3885

Transfer and Shareholder Servicing Agent:
      Boston Financial Data Services
      P.O. Box 953, Boston, MA 02103

Counsel:
      Kirkpatrick & Lockhart LLP
      1800 Massachusetts Ave., N.W.
      Washington, DC 20036-1800

Independent Accountants/Auditors:
      Coopers & Lybrand L.L.P.
      250 W. Pratt Street
      Baltimore, Maryland 21201

      Ernst & Young LLP
      2001 Market Street
      Philadelphia, Pennsylvania 19103


No person has been authorized to give any information or to make any representations not contained in this Prospectus or the Statement of Additional Information in connection with the offering made by the Prospectus and, if given or made, such information or representations must not be relied upon as having been authorized by any Fund or its distributor. The Prospectus does not constitute an offering by any Fund or by the principal underwriter in any jurisdiction in which such offering may not lawfully be made.


                                                         [LEGG MASON FUNDS LOGO]

NAVIGATOR EQUITY FUNDS
PROSPECTUS

JUNE 1, 1998

    LEGG MASON VALUE TRUST, INC.
    LEGG MASON SPECIAL INVESTMENT TRUST, INC.
    LEGG MASON TOTAL RETURN TRUST, INC.
    LEGG MASON INVESTORS TRUST, INC.:
    LEGG MASON AMERICAN LEADING COMPANIES TRUST
    LEGG MASON BALANCED TRUST
    LEGG MASON U.S. SMALL-CAPITALIZATION VALUE TRUST

    Shares of Navigator Value Trust, Navigator Total Return Trust, Navigator Special Investment Trust, Navigator American Leading Companies, Navigator Balanced Trust and Navigator U.S. Small-Capitalization Value Trust (collectively referred to as ("Navigator Shares") represent separate classes ("Navigator Classes") of common stock in Legg Mason Value Trust, Inc. ("Value Trust"), Legg Mason Total Return Trust, Inc. ("Total Return Trust"), Legg Mason Special Investment Trust, Inc. ("Special Investment Trust"), Legg Mason American Leading Companies Trust ("American Leading Companies"), Legg Mason Balanced Trust ("Balanced Trust") and Legg Mason U.S. Small-Capitalization Value Trust ("Small-Cap Value") (each a "Fund"), respectively.
    The Navigator Classes of Shares, described in this Prospectus, are currently offered for sale only to institutional clients of the Fairfield Group, Inc. ("Fairfield") for investment of their own monies and monies for which they act in a fiduciary capacity, to clients of Legg Mason Trust Company ("Trust Company") for which Trust Company exercises discretionary investment management responsibility (such institutional investors are referred to collectively as "Institutional Clients" and accounts of the customers with Institutional Clients ("Customers") are referred to collectively as "Customer Accounts"), to qualified retirement plans managed on a discretionary basis and having net assets of at least $200 million, and to any qualified retirement plan of Legg Mason, Inc. or of any of its affiliates. Navigator Shares may not be purchased by individuals directly, but Institutional Clients may purchase shares for Customer Accounts maintained for individuals.
    MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK OR OTHER DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY, AND ARE SUBJECT TO INVESTMENT RISK, INCLUDING THE POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

    Not every Fund listed in this Prospectus is available for purchase in every jurisdiction. Please consult your Financial Advisor or Service Provider concerning the availability of a particular Fund.


    This Prospectus sets forth concisely the information about the Funds that a prospective investor ought to know before investing. It should be read and retained for future reference. A Statement of Additional Information about the Funds dated June 1, 1998 has been filed with the Securities and Exchange Commission ("SEC") and, as amended or supplemented from time to time, is incorporated herein by reference. The Statement of Additional Information is available without charge upon request from the distributor, Legg Mason Wood Walker, Incorporated ("Legg Mason") (address and telephone numbers listed on the following page).

    THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
    Navigator Shares are sold and redeemed without any purchase or redemption charge imposed by the Funds, although Institutional Clients may charge their Customer Accounts for services provided in connection with the purchase or redemption of shares. See "How to Purchase and Redeem Shares." Each Fund will pay management fees to Legg Mason Fund Adviser, Inc., but Navigator Shares pay no distribution fees.
    VALUE TRUST is a diversified, open-end management investment company seeking long-term growth of capital. Value Trust invests principally in those equity securities which its investment adviser, Legg Mason Fund Adviser, Inc. ("LMFA"), believes are undervalued and therefore offer above-average potential for capital appreciation.

    TOTAL RETURN TRUST is a diversified, open-end management investment company seeking capital appreciation and current income in order to achieve an attractive total investment return consistent with reasonable risk. In attempting to achieve this objective, LMFA selects a diversified portfolio composed of dividend-paying common stocks and securities convertible into common stock which, in the opinion of LMFA, offer the potential for long-term growth; common stocks or securities convertible into common stock which do not pay current dividends but which offer prospects for capital appreciation and future income; and debt instruments of various maturities. Total Return Trust may write covered put and call options. Due to Total Return Trust's investment objective, however, investors should not expect capital appreciation comparable to funds devoted solely to growth, or income comparable to funds devoted to maximum current income.

    SPECIAL INVESTMENT TRUST is a diversified, open-end management investment company seeking capital appreciation. Special Investment Trust invests principally in equity securities of companies with market capitalizations of less than $2.5 billion which, in the opinion of LMFA, have one or more of the following characteristics: they are not closely followed by, or are out of favor with, investors generally, and LMFA believes they are undervalued in relation to their long-term earning power or asset values; unusual developments have occurred which suggest the possibility that the market value of the securities will increase; or they are involved in actual or anticipated reorganizations or restructurings under the Bankruptcy Code. Special Investment Trust also invests in the securities of companies with larger capitalizations which have one or more of these charac-teristics. Special Investment Trust may invest up to 35% of its net assets in debt securities rated below investment grade.
    AMERICAN LEADING COMPANIES is a professionally managed portfolio seeking long-term capital appreciation and current income consistent with prudent investment risk. American Leading Companies is a separate series of Legg Mason Investors Trust, Inc. ("Investors Trust"), a diversified open-end management investment company. Under normal market conditions, American Leading Companies will invest at least 75% of its total assets in a diversified portfolio of dividend-paying common stocks of Leading Companies that have market capitalizations of at least $2 billion. LMFA defines a "Leading Company" as a company that, in the opinion of LMFA, has attained a major market share in one or more products or services within its industry(ies), and possesses the financial strength and management talent to maintain or increase market share and profit in the future. Such companies are typically well known as leaders in their respective industries; most are found in the top half of the Standard & Poor's Composite Index of 500 Stocks ("S&P 500").
    BALANCED TRUST is a professionally managed portfolio seeking long-term capital appreciation and current income in order to achieve an attractive total investment return consistent with reasonable risk. Balanced Trust is a separate series of the Investors Trust. Under normal conditions, Balanced Trust will invest no more than 75% of its assets in equity securities. The term "equity securities" includes, without limitation, common stocks and convertible securities of domestic issuers, securities of closed-end investment companies and U.S. dollar-denominated securities of foreign issuers, including American Depositary Receipts ("ADRs") and Global Depositary Receipts ("GDRs"). Balanced Trust will invest at least 25% of its portfolio in fixed income securities.

    SMALL-CAP VALUE, a separate series of Investors Trust, is a professionally managed portfolio seeking long-term capital appreciation. Small-Cap Value invests principally in equity securities of companies with market capitalizations ranging between $10 million and the median New York Stock Exchange ("NYSE") market capitalization. Brandywine Asset Management, Inc. ("Brandywine"), as investment adviser, favors securities it believes to be undervalued. Brandywine believes that such small company stocks, with the lowest prices relative to current earnings, provide superior returns over longer periods of time. Under normal circumstances, Small-Cap Value does not intend to invest in debt securities, foreign securities, futures or options.

TABLE OF CONTENTS
      Expenses                                                                 3
      Financial Highlights                                                     4
      Performance Information                                                  5
      Investment Objectives and Policies                                       6
      How To Purchase and Redeem Shares                                       16
      How Shareholder Accounts are
        Maintained                                                            18
      How Net Asset Value is Determined                                       18
      Dividends and Other Distributions                                       18
      Tax Treatment of Dividends and
        Other Distributions                                                   19
      Shareholder Services                                                    20
      The Funds' Management and Investment Advisers                           20
      The Funds' Distributor                                                  22

      Description of each Corporation
        and its Shares                                                        23


                          Legg Mason Wood Walker, Inc.
                        100 Light Street, P.O. Box 1476
                            Baltimore, MD 21203-1476
         410 (Bullet) 539 (Bullet) 0000/800 (Bullet) 822 (Bullet) 5544

     EXPENSES

    The purpose of the following tables is to assist an investor in understanding the various costs and expenses that an investor in Navigator Shares of a Fund will bear directly or indirectly. The expenses and fees set forth below are based on average net assets and annual Fund operating expenses related to Navigator Shares of Value Trust, Total Return Trust, Special Investment Trust and American Leading Companies for the year ended March 31, 1998. For Balanced Trust and Small-Cap Value, other expenses are based on estimates for the initial period of operations of each Fund's Navigator Shares.


ANNUAL FUND OPERATING EXPENSES -- NAVIGATOR SHARES
(AS A PERCENTAGE OF AVERAGE NET ASSETS)


                        TOTAL     SPECIAL     AMERICAN               SMALL-
               VALUE    RETURN   INVESTMENT    LEADING    BALANCED    CAP
               TRUST    TRUST      TRUST      COMPANIES    TRUST     VALUE
               -------------------------------------------------------------
Management
 fees           0.69%    0.75%      0.74%       0.71%(A)   0.46%(A)  0.55%(A)
12b-1 fees      None     None       None        None       None      None
Other
 expenses       0.04%    0.08%      0.06%       0.22%      0.64%     0.45%
               -------------------------------------------------------------
Total
 operating
 expenses       0.73%    0.83%      0.80%       0.93%(A)   1.10%(A)  1.00%(A)



(A) After fee waivers. LMFA has voluntarily agreed to waive the management fee to the extent necessary to limit total operating expenses relating to Navigator Shares (exclusive of taxes, brokerage commissions, interest and extraordinary expenses) as follows: for Total Return Trust and American Leading Companies, 0.95% of each Fund's average daily net assets attributable to Navigator Shares indefinitely; for Balanced Trust, 1.10% of average daily net assets attributable to Navigator Shares until July 31, 1999 and for Small-Cap Value, 1.00% of average daily net assets attributable to Navigator Shares until July 31, 1999. In the absence of such waivers, the management fee, other expenses and total operating expenses relating to Navigator Shares would have been as follows: for American Leading Companies, 0.75%, 0.22% and 0.97% of average net assets; for Balanced Trust, 0.75%, 0.64% and 1.39% of average net assets; and for Small-Cap Value, 0.85%, 0.45% and 1.30% of average net assets.

    For further information concerning the Funds' expenses, please see "The Funds' Management and Investment Advisers," page 20.
EXAMPLE
    The following example illustrates the expenses that you would pay on a $1,000 investment in Navigator Shares over various time periods assuming (1) a 5% annual rate of return and (2) redemption at the end of each time period. The Funds charge no redemption fees of any kind.

                        TOTAL     SPECIAL     AMERICAN               SMALL-
               VALUE    RETURN   INVESTMENT    LEADING    BALANCED    CAP
               TRUST    TRUST      TRUST      COMPANIES    TRUST     VALUE
               ------------------------------------------------------------
1 Year          $  7     $  8       $  8        $   9       $ 11       $10
3 Years         $ 23     $ 26       $ 26        $  30       $ 35       $32
5 Years         $ 41     $ 46       $ 44        $  51       $ 61       N/A
10 Years        $ 91     $103       $ 99        $ 114       $134       N/A


    This example assumes that all dividends and other distributions are reinvested and that the percentage amounts listed under Annual Fund Operating Expenses remain the same over the time periods shown. The above table and the assumption in the example of a 5% annual return are required by regulations of the SEC applicable to all mutual funds. THE ASSUMED 5% ANNUAL RETURN IS NOT A PREDICTION OF, AND DOES NOT REPRESENT THE PROJECTED OR ACTUAL PERFORMANCE OF, NAVIGATOR SHARES OF THE FUNDS. THE ABOVE TABLE AND EXAMPLE SHOULD NOT BE CONSIDERED REPRESENTATIONS OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. The actual expenses attributable to Navigator Shares will depend upon, among other things, the level of average net assets, the levels of sales and redemptions of shares, the extent to which LMFA waives its fees and the extent to which Navigator Shares incur variable expenses, such as transfer agency costs.
                                                                               3

     FINANCIAL HIGHLIGHTS

         The financial information in the table that follows has been audited for Value Trust, Total Return Trust and Special Investment Trust by Coopers & Lybrand L.L.P., independent accountants, and for American Leading Companies by Ernst & Young LLP, independent auditors. Each Fund's financial statements for the year ended March 31, 1998 and the report of Coopers & Lybrand L.L.P. or Ernst & Young LLP thereon are included in their combined annual reports and are incorporated by reference in the Statement of Additional Information. The combined annual reports are available to shareholders without charge by calling your Legg Mason or affiliated financial advisor or Legg Mason's Funds Marketing Department at 800-822-5544. As of the date of this Prospectus, Small-Cap Value has not commenced operations and has not issued any annual reports. As of the same date, the Navigator Class of Balanced Trust has not commenced operations.


                                                 Investment Operations               Distributions From:
                                        ----------------------------------------   ------------------------
                            Net Asset      Net        Net Realized      Total                       Net
                             Value,     Investment   and Unrealized      From         Net        Realized
                            Beginning     Income     Gain (Loss) on   Investment   Investment     Gain on         Total
                            of Period     (Loss)      Investments     Operations     Income     Investments   Distributions
---------------------------------------------------------------------------------------------------------------------------
VALUE TRUST
       -- Navigator Class
        Years Ended Mar. 31,
        1998                 $ 34.30       $.35          $18.55         $18.90       $ (.31)      $ (2.32)       $ (2.63)
        1997                   27.08         41            8.75           9.16         (.41)        (1.53)         (1.94)
        1996                   20.27        .43            8.02           8.45         (.40)        (1.24)         (1.64)
        1995(B)                18.76        .12            1.40           1.52         (.01)           --           (.01)
SPECIAL INVESTMENT TRUST
       -- Navigator Class
        Years Ended Mar. 31,
        1998                 $ 27.04       $ --          $11.58         $11.58       $   --       $ (1.50)       $ (1.50)
        1997                   25.26        .02            3.17           3.19           --         (1.41)         (1.41)
        1996                   20.03        .09            5.78           5.87         (.17)         (.47)          (.64)
        1995(B)                19.11        .07             .85            .92           --            --             --
TOTAL RETURN TRUST
       -- Navigator Class
        Years Ended Mar. 31,
        1998                 $ 19.53       $.66          $ 7.29         $ 7.95       $ (.58)      $ (2.03)       $ (2.61)
        1997                   16.52        .65            3.48           4.13         (.56)         (.56)         (1.12)
        1996                   12.83        .62            3.72           4.34         (.65)           --           (.65)
        1995(B)                12.66        .15             .25            .40         (.06)         (.17)          (.23)
AMERICAN LEADING COMPANIES
       -- Navigator Class
        1998                 $ 14.71       $.10(G)       $ 4.99         $ 5.09       $   --       $ (1.85)       $ (1.85)
        1997(F)                13.30        .07(G)         1.94           2.01         (.12)         (.48)          (.60)

                                                                    Ratios/Supplemental Data
                                          ----------------------------------------------------------------------------
                                                                     Net
                              Net Asset                          Investment                 Average       Net Assets
                               Value,               Expenses    Income (Loss)   Portfolio  Commission       End of
                               End of     Total    to Average    to Average     Turnover      Rate           Year
                               Period     Return   Net Assets    Net Assets       Rate       Paid(A)    (in thousands)
----------------------------------------------------------------------------------------------------------------------
VALUE TRUST
       -- Navigator Class
        Years Ended Mar. 31,
        1998                   $ 50.57     56.90%       .73%            .9%        12.9%     $.0538        $179,664
        1997                     34.30     34.97%       .77%           1.4%        10.5%      .0557          83,752
        1996                     27.08     43.53%       .82%           1.8%        19.6%         --          52,332
        1995(B)                  20.27      8.11%(C)    .82%(D)        1.8%(D)     20.1%         --          36,519
SPECIAL INVESTMENT TRUST
       -- Navigator Class
        Years Ended Mar. 31,
        1998                   $ 37.12     44.42%       .80%            --%        29.8%     $.0481        $ 63,299
        1997                     27.04     12.81%       .85%            .1%        29.2%      .0514          41,415
        1996                     25.26     29.85%       .88%           1.0%        35.6%         --          35,731
        1995(B)                  20.03      4.81%(C)    .90%(D)        1.0%(D)     27.5%         --          26,123
TOTAL RETURN TRUST
       -- Navigator Class
        Years Ended Mar. 31,
        1998                   $ 24.87     43.94%       .83%           3.1%        20.6%     $.0585        $ 17,792
        1997                     19.53     25.67%       .86%           3.7%        38.4%      .0528          10,048
        1996                     16.52     34.67%       .94%           4.2%        34.7%         --           7,058
        1995(B)                  12.83      2.28%(C)    .86%(D,E)      3.6%(D,E)   61.9%         --           4,823
AMERICAN LEADING COMPANIES
       -- Navigator Class
        1998                   $ 17.95     36.68%       .93%(G)        .74%(G)     51.4%     $.0620        $     82
        1997(F)                  14.71     15.16%(C)    .86%(G,D)      .98%(G,D)   55.7%      .0640              55


   (A) PURSUANT TO SEC REGULATIONS EFFECTIVE FOR FISCAL YEARS BEGINNING AFTER SEPTEMBER 1, 1995, THIS IS THE AVERAGE COMMISSION RATE PAID ON SECURITIES PURCHASED AND SOLD BY THE FUNDS.
   (B) FOR THE PERIOD DECEMBER 1, 1994 (COMMENCEMENT OF SALE OF NAVIGATOR SHARES) TO MARCH 31, 1995.
   (C) NOT ANNUALIZED
   (D) ANNUALIZED
   (E) NET OF FEES WAIVED BY LMFA IN EXCESS OF A VOLUNTARY EXPENSE LIMITATION OF .95% FROM INCEPTION TO MARCH 31, 1997.
   (F) FOR THE PERIOD OCTOBER 4, 1996 (COMMENCEMENT OF SALE OF NAVIGATOR SHARES) TO MARCH 31, 1997.

   (G) NET OF FEES WAIVED PURSUANT TO A VOLUNTARY EXPENSE LIMITATION OF 0.95% OF AVERAGE DAILY NET ASSETS. IF NO FEES HAD BEEN WAIVED BY LMFA, THE ANNUALIZED RATIO OF EXPENSES TO AVERAGE DAILY NET ASSETS FOR THE PERIOD OCTOBER 4, 1996 TO MARCH 31, 1997 AND THE YEAR ENDED MARCH 31, 1998 WOULD HAVE BEEN 0.97% AND 0.98%, RESPECTIVELY.

     PERFORMANCE INFORMATION
    From time to time the Funds may quote the TOTAL RETURN of a class of shares in advertisements or in reports or other communications to shareholders. A mutual fund's total return is a measurement of the overall change in value of an investment in the fund, including changes in share price and assuming reinvestment of dividends and other distributions. CUMULATIVE TOTAL RETURN shows the fund's performance over a specific period of time. AVERAGE ANNUAL TOTAL RETURN is the average annual compounded return that would have produced the same cumulative total return if the fund's performance had been constant over the entire period. Average annual returns, which differ from actual year-to-year results, tend to smooth out variations in a fund's returns. For comparison purposes, each Fund's total return is compared with total returns of the Value Line Geometric Average, an index of approximately 1,700 stocks ("Value Line Index"), and the S&P 500, two unmanaged indexes of widely held common stocks. No adjustment has been made for any income taxes payable by shareholders.

    The investment return and principal value of an investment in each Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Returns of each Fund would have been lower if the Manager and/or Legg Mason had not waived certain fees for the fiscal years ended March 31, as follows: 1989 through 1998 for Value Trust; 1986 through 1995 for Total Return; 1986 through 1998 for Special Investment; 1994 through 1998 for American Leading Companies and 1997 through 1998 for Balanced Trust.

    Performance figures reflect past performance only and are not intended to and do not indicate future performance. Further information about each Fund's performance is contained in its Annual Report to Shareholders, which may be obtained without charge by calling your Legg Mason or affiliated financial advisor or Legg Mason's Funds Marketing Department at 800-822-5544.

    Although U.S. equity funds have grown significantly in recent years, the average long-term growth of general equity funds as reported by Lipper Analytical Services, Inc. over the last 25 years has been 13.2%, and some years have shown a net decline in value.

    Total returns as of March 31, 1998 are shown below.




                                                                                       Total Return         Special
                                                                         Value Trust       Trust        Investment Trust
      ------------------------------------------------------------------------------------------------------------------
CUMULATIVE TOTAL RETURN
      Primary Class:
       One Year                                                              +55.34%        +42.44%           +42.88%
       Five Years                                                           +241.95%       +149.45%          +132.70%
       Ten Years                                                            +480.95%       +340.24%          +407.76%
       Life of Class -- Value Trust(A)                                    +1,917.61%
       Life of Class -- Total Return Trust(B)                                              +369.95%
       Life of Class -- Special Investment Trust(C)                                                          +469.69%
       Life of Class -- American Leading Companies(D)
       Life of Class -- Balanced Trust(E)
      Navigator Class:
       One Year                                                              +56.90%        +43.94%           +44.42%
       Life of Class(F)                                                     +228.59%       +149.17%          +121.73%
       Life of Class(G)                                                          --             --                --

                                                                        American
                                                                         Leading     Balanced    Value Line    S&P Stock
                                                                        Companies      Trust        Index        Index
      -------------------------------------------------------------------------------------------------------------------
CUMULATIVE TOTAL RETURN
      Primary Class:
       One Year                                                           +35.18%     +27.80%       +37.76%      +48.00%
       Five Years                                                            N/A         N/A       +102.11%     +174.73%
       Ten Years                                                             N/A         N/A       +188.76%     +466.73%
       Life of Class -- Value Trust(A)                                                             +521.14%   +1,507.01%
       Life of Class -- Total Return Trust(B)                                                      +239.41%     +686.53%
       Life of Class -- Special Investment Trust(C)                                                +228.64%     +642.49%
       Life of Class -- American Leading Companies(D)                    +111.00%                   +98.78%     +166.32%
       Life of Class -- Balanced Trust(E)                                             +30.38%       +33.66%      +60.18%
      Navigator Class:
       One Year                                                           +36.68%         --        +37.76%      +48.00%
       Life of Class(F)                                                   +57.40%         --        +82.11%     +160.89%
       Life of Class(G)                                                       --          --        +33.66%      +60.22%



                                                                                       Total Return         Special
                                                                         Value Trust       Trust        Investment Trust
      ------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN
      Primary Class:
       One Year                                                              +55.34%        +42.44%           +42.88%
       Five Years                                                            +27.88%        +20.06%           +18.40%
       Ten Years                                                             +19.24%        +15.98%           +17.64%
       Life of Class -- Value Trust(A)                                       +20.72%
       Life of Class -- Total Return Trust(B)                                               +13.33%
       Life of Class -- Special Investment Trust(C)                                                           +15.25%
       Life of Class -- American Leading Companies(D)
       Life of Class -- Balanced Trust(E)
      Navigator Class:
       One Year                                                              +56.90%        +43.94%           +44.42%
       Life of Class(F)                                                      +42.87%        +31.50%           +26.98%
       Life of Class(G)                                                          --             --                --

                                                                        American
                                                                         Leading     Balanced    Value Line    S&P Stock
                                                                        Companies      Trust        Index        Index
      -------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN
      Primary Class:
       One Year                                                           +35.18%     +27.80%       +37.76%      +48.00%
       Five Years                                                            N/A         N/A        +15.11%      +22.40%
       Ten Years                                                             N/A         N/A        +11.19%      +18.94%
       Life of Class -- Value Trust(A)                                                              +12.12%      +19.00%
       Life of Class -- Total Return Trust(B)                                                       +10.39%      +18.16%
       Life of Class -- Special Investment Trust(C)                                                 +10.20%      +17.78%
       Life of Class -- American Leading Companies(D)                     +17.69%                   +16.49%      +24.32%
       Life of Class -- Balanced Trust(E)                                             +19.36%       +22.73%      +39.45%
      Navigator Class:
       One Year                                                           +36.68%         --        +37.76%      +48.00%
       Life of Class(F)                                                   +35.50%         --        +22.62%      +32.77%
       Life of Class(G)                                                       --          --        +22.73%      +39.48%




   (A) INCEPTION OF VALUE TRUST -- APRIL 16, 1982.
   (B) INCEPTION OF TOTAL RETURN TRUST -- NOVEMBER 21, 1985.
   (C) INCEPTION OF SPECIAL INVESTMENT TRUST -- DECEMBER 30, 1985.
   (D) INCEPTION OF AMERICAN LEADING COMPANIES -- SEPTEMBER 1, 1993.
   (E) INCEPTION OF BALANCED TRUST -- OCTOBER 1, 1996.

   (F) FOR THE PERIOD DECEMBER 1, 1994 (COMMENCEMENT OF SALE OF NAVIGATOR SHARES OF VALUE TRUST, TOTAL RETURN TRUST AND SPECIAL INVESTMENT TRUST) TO MARCH 31, 1998.


   (G) FOR THE PERIOD OCTOBER 4, 1996 (COMMENCEMENT OF
       SALE OF NAVIGATOR SHARES OF AMERICAN LEADING COMPANIES) TO MARCH 31,
       1998.


       The S&P 500 and Value Line Index figures assume reinvestment of dividends paid by their component stocks. Unlike the figures presented for the Funds, the S&P 500 and Value Line Index figures do not include brokerage commissions and other costs of investing.

      INVESTMENT OBJECTIVES AND POLICIES
          Each Fund's investment objective may not be changed without shareholder approval; however, except as otherwise noted, the investment policies of each Fund described below may be changed by the Fund's Board of Directors without a shareholder vote. There can be no assurance that any Fund will achieve its investment objective.
          VALUE TRUST'S objective is long-term growth of capital. LMFA believes that the Fund's objective can best be met through the purchase of securities that appear to be undervalued in relation to the long-term earning power or asset value of their issuers. Securities may be undervalued because of many factors, including market decline, poor economic conditions, tax-loss selling or actual or anticipated unfavorable developments affecting the issuer of the security. Any or all of these factors may provide buying opportunities at attractive prices compared to historical or market price-earnings ratios, book value, return on equity, or the long-term prospects for the companies in question.
          LMFA believes that the securities of sound, well-managed companies that may be temporarily out of favor due to earnings declines or other adverse developments are likely to provide a greater total return than securities with prices that appear to reflect anticipated favorable developments and that are therefore subject to correction should any unfavorable developments occur.
          The Fund's policy of investing in securities that may be temporarily out of favor differs from the investment approach followed by many other mutual funds with similar investment objectives. Such mutual funds typically do not invest in securities that have declined sharply in price, are not widely followed, or are issued by companies that have reported poor earnings or that have suffered a cyclical downturn in business. LMFA believes, however, that purchasing securities depressed by temporary factors will provide investment returns superior to those obtained when premium prices are paid for issues currently in favor.
          The Fund invests primarily in companies with a record of earnings and dividends, reasonable return on equity, and sound finances. The Fund may from time to time invest in securities that pay no dividends or interest. Current dividend income is not a prerequisite in the selection of equity securities.
          The Fund normally invests primarily in equity securities. It may invest in debt securities, including government, corporate and money market securities, for temporary defensive purposes and, consistent with its investment objective, during periods when or under circumstances where LMFA believes the return on certain debt securities may equal or exceed the return on equity securities. The Fund may invest in debt securities of both foreign and domestic issuers of any maturity without regard to rating, and may invest its assets in such securities without regard to a percentage limit. LMFA currently anticipates that under normal market conditions, the Fund will invest no more than 25% of its total assets in long-term debt securities. Up to 10% of its total assets may be invested in debt securities not rated investment grade, i.e., not rated at least BBB by Standard & Poor's ("S&P") or Baa by Moody's Investors Service, Inc. ("Moody's") or, if unrated by those entities, deemed by LMFA to be of comparable quality.
          TOTAL RETURN TRUST'S objective is to obtain capital appreciation and current income in order to achieve an attractive total investment return consistent with reasonable risk. LMFA attempts to meet its objective by investing in dividend-paying common stocks, debt securities and securities convertible into common stocks which, in the opinion of LMFA, offer potential for attractive total return. The Fund also invests in common stocks and securities convertible into common stocks which do not pay current dividends but which, in LMFA's opinion, offer prospects for capital appreciation and future income.
          The Fund may invest in debt securities, including government, corporate and money market securities, consistent with its investment objective, during periods when or under circumstances where LMFA believes the return on certain debt securities may equal or exceed the return on equity securities. The Fund may invest in debt securities of any maturity of both foreign and domestic issuers without regard to rating and may invest its assets in such securities without regard to a percentage limit. LMFA currently anticipates that under normal market conditions, the Fund will invest no more than 50% of its total assets in intermediate-term and long-term debt securities, and no more than 5% of its total assets in debt securities not rated investment grade, i.e., not rated at least BBB by S&P or Baa by Moody's or, if unrated by those entities, deemed by LMFA to be of comparable quality.
6

          SPECIAL INVESTMENT TRUST'S objective is capital appreciation. Current income is not a consideration. The Fund invests principally in equity securities, and securities convertible into equity securities, of companies with market capitalizations of less than $2.5 billion which LMFA believes have one or more of the following characteristics:
          1. The companies generally are not closely followed by, or are out of favor with, investors, and appear to be undervalued in relation to their long-term earning power or asset values. A security may be undervalued because of many factors, including market decline, poor economic conditions, tax-loss selling, or actual or anticipated developments affecting the issuer.
          2. The companies are experiencing unusual and possibly non-repetitive developments which, in the opinion of LMFA, may cause the market values of the securities to increase. Such developments may include:
          (a) a sale or termination of an unprofitable part of the company's business;
          (b) a change in the company's management or in management's philosophy;
          (c) a basic change in the industry in which the company operates;
          (d) the introduction of new products or technologies; or
          (e) the prospect or effect of acquisition or merger activities.
          3. The companies are involved in actual or anticipated reorganizations or restructurings under the Bankruptcy Code. No more than 20% of the Fund's total assets may be invested in such securities.
          The Fund also invests in debt securities of companies having one or more of the characteristics listed above.
          Investments in securities with such characteristics may involve greater risks of loss than investments in securities of larger, well-established companies with a history of consistent operating patterns. However, LMFA believes that such investments also may offer greater than average potential for capital appreciation.

          Although the Fund primarily invests in companies with the characteristics described previously, LMFA may invest in larger, more highly-capitalized companies when circumstances warrant such investments. In addition, companies whose market capitalizations grow to exceed $2.5 billion after investment by the Fund may continue to be held by the Fund.


          The Fund may invest up to 20% of its total assets in securities of companies involved in actual or anticipated reorganizations or restructurings. Investments in such securities involve special risks, including difficulty in obtaining information as to the financial condition of such issuers and the fact that the market prices of such securities are subject to sudden and erratic market movements and above-average price volatility. Such securities require active monitoring.

          The Fund invests primarily in equity securities and securities convertible into equities, but also purchases debt securities including government, corporate and money market securities. Up to 35% of the Fund's net assets may be invested in debt securities not rated at least BBB by S&P, or Baa by Moody's, and securities unrated by those entities, deemed by LMFA to be of comparable quality.
          When conditions warrant, for temporary defensive purposes, the Fund also may invest without limit in short-term debt instruments, including government, corporate and money market securities. Such short-term investments will be in issuers whose long-term debt is rated in one of the four highest rating categories by S&P or Moody's or, if unrated by S&P or Moody's, deemed by LMFA to be of comparable quality.
          AMERICAN LEADING COMPANIES' investment objective is to provide long-term capital appreciation and current income consistent with prudent investment risk. The Fund seeks to provide fiduciaries, organizations, institutions and individuals with a convenient and prudent medium of investment, primarily in the common stocks of Leading Companies. The Fund intends to maintain for its shareholders a portfolio of securities which an experienced investor charged with fiduciary responsibility might select under the Prudent Investor Rule, as described in the trust laws or court decisions of many states, including New York. Under normal market conditions, the Fund will invest at least 75% of its total assets in a diversified portfolio of dividend-paying common stocks of Leading Companies that have market capitalizations of at least $2 billion. LMFA defines a "Leading Company" as a company that, in the opinion of LMFA, has attained a major market share in one or more products or services within its industry(ies), and possesses the financial strength and management talent to maintain or increase market share and profit in the future. Such companies are typically well known as leaders in their respective industries; most are found in the top half of the S&P 500. Additionally, LMFA's goal is to invest in companies having what LMFA believes is a reasonable price/earnings ratio, and it
                                                                               7
      will favor those companies with well established histories of dividends and dividend growth rates. The Fund may also invest in companies having capitalizations above or below $2 billion which LMFA believes show strong potential for future market leadership, and in companies which LMFA believes, because of corporate restructuring or other changes, are undervalued based on their potential for future growth. There is always a risk that LMFA will not properly assess the potential for an issuer's future growth, or that an issuer will not realize that potential.
          While the Fund may invest in foreign securities, the Fund under normal market conditions intends to invest at least 65% of its total assets in domestic Leading Companies. "Domestic" company, for this purpose, means a company that has its principal corporate offices in the U.S. or that derives at least 50% of its revenues from operations in the U.S.
          The Fund's objective and policies require traditional investment management techniques that involve, for example, the evaluation and financial analysis of specific foreign and domestic issuers as well as economic and political analysis. The Fund's portfolio turnover rate is not expected to exceed 100%. Under normal circumstances, the Fund expects to own a minimum of 35 different securities. The Fund may also invest in common stocks and securities convertible into common stocks which do not pay current dividends but which offer prospects for capital appreciation and future income. The Fund may invest in when-issued securities, which may involve additional risks.
          During periods when LMFA believes the return on certain debt securities may equal or exceed the return on equity securities, the Fund may invest up to 25% of its total assets in debt securities, including government, corporate and money market securities, consistent with its investment objective. The Fund may invest in debt securities of any maturity of both foreign and domestic issuers. The debt securities in which the Fund may invest will be rated at least A by S&P or Moody's, or deemed by LMFA to be of comparable quality.
          The Fund may invest up to 5% of its net assets in convertible securities. Many convertible securities are rated below investment grade or, if unrated, are considered comparable to securities rated below investment grade. The Fund does not intend to invest in convertible securities not rated at least Ba by Moody's or BB by S&P or, if unrated by those entities, deemed by LMFA to be of comparable quality.
          BALANCED TRUST'S investment objective is to seek long-term capital appreciation and current income in order to achieve an attractive total investment return consistent with reasonable risk. The Fund will invest in a combination of equity, debt and money market securities in attempting to achieve its objective. Under normal conditions, the Fund will invest no more than 75% of its assets in equity securities. Bartlett & Co. ("Bartlett"), as investment adviser, will emphasize investments in dividend-paying equity securities that, in the opinion of Bartlett, offer the potential for long-term growth, and in common stocks or securities convertible into common stock that do not pay current dividends but offer prospects for capital appreciation and future income.
          The Fund will invest at least 25% of its portfolio in fixed income securities, including, without limitation, preferred stocks, bonds, debentures, municipal obligations and mortgage-related securities; certificates of deposit; Treasury bills, notes, bonds and other obligations of the U.S. Government, its agencies and instrumentalities; commercial paper and other money market instruments rated not less than A-1, P-1 or F-1 by Moody's, S&P or Fitch Investors Services ("Fitch"), respectively; and repurchase agreements. No more than 5% of the Fund's total assets may be invested in fixed income or convertible securities not rated at least BBB or Baa at the time of purchase, or comparable unrated securities. If an investment grade security purchased by the Fund subsequently loses its investment grade rating, Bartlett will determine whether to retain that security in the Fund's portfolio. The Fund may invest in securities of any maturity, but, under normal circumstances, expects to maintain its portfolio of fixed income securities so as to have an average dollar-weighted maturity of between four and five years.
          Balanced Trust is managed as a balanced fund and invests in equity and debt securities. This approach attempts to "balance" the potential for growth and greater volatility of stocks with the historically stable income and more moderate average price fluctuations of fixed income securities. The proportion of the Fund's assets invested in each type of security will vary from time to time in accordance with Bartlett's assessment of investment opportunities. It is currently anticipated that the Fund will invest an average of 60% of its total assets in common and preferred stocks and the remaining 40% in various fixed income securities. These percentages may vary in attempting to increase returns or reduce risk.
8

          The Fund may also acquire securities on a when-issued and delayed-delivery basis, and may purchase exchange-traded futures contracts on stock indices and options thereon. The Fund may use derivatives, such as options and futures, in its investment activities. No more than 15% of the Fund's net assets may be invested in illiquid securities. The Fund may also engage in reverse repurchase agreements.

          For the year ended March 31, 1998, the portfolio turnover rate for the equity portion of the Fund's portfolio was 18.8% and the portfolio turnover rate for the fixed income portion was 58.1%. The Fund's total portfolio turnover rate for the year ended March 31, 1998 was 34.5%.


          SMALL-CAP VALUE'S investment objective is long-term capital appreciation. Under normal circumstances, the Fund will invest at least 65% of its total assets in equity securities of small-capitalization companies, defined as those whose market capitalizations at the time of investment range between $10 million and the median NYSE market capitalization. Brandywine selects securities from the universe of stocks generally traded on the major stock exchanges and in the over-the-counter market. For purposes of the Fund's investment policies, securities of small-cap companies purchased by the Fund may still be considered small-cap securities, even if the company's market cap later comes to exceed the median market cap of the NYSE. The Fund will invest at least 65% of its total assets in domestic securities.

      TYPES OF INVESTMENTS AND ASSOCIATED RISKS:
FOR EACH FUND:

          When cash is temporarily available, or for temporary defensive purposes, each Fund may invest without limit in repurchase agreements and money market instruments, including high-quality short-term debt securities. A repurchase agreement is an agreement under which either U.S. government obligations or high-quality liquid debt securities are acquired from a securities dealer or bank subject to resale at an agreed-upon price and date. The securities are held for each Fund by a custodian bank as collateral until resold and will be supplemented by additional collateral if necessary to maintain a total value equal to or in excess of the value of the repurchase agreement. Each Fund bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities, which may decline in value in the interim. The Funds will enter into repurchase agreements only with financial institutions determined by each Fund's adviser to present minimal risk of default during the term of the agreement based on guidelines established by the Funds' Boards of Directors. A Fund will not enter into repurchase agreements of more than seven days' duration if more than 10% (for Value Trust and Total Return Trust) or 15% (for American Leading Companies, Balanced Trust, Special Investment Trust and Small-Cap Value) of its net assets would be invested in such agreements and other illiquid investments.

          The Funds may engage in securities lending. However, no Fund currently intends to loan securities with a value exceeding 5% of its net assets. For further information concerning securities lending, see the Statement of Additional Information.

      SMALL- AND MID-SIZED COMPANY STOCKS


          The advisers for Special Investment Trust and Small-Cap Value believe that the comparative lack of attention by investment analysts and institutional investors to small and mid-sized companies may result in opportunities to purchase the securities of such companies at attractive prices compared to historical or market price-earnings ratios, book value, return on equity or long-term prospects. Each Fund's policy of investing primarily in the securities of smaller companies differs from the investment approach of many other mutual funds, and investment in such securities involves special risks. Among other things, the prices of securities of small and mid-sized companies generally are more volatile than those of larger companies; the securities of smaller companies generally are less liquid; and smaller companies generally are more likely to be adversely affected by poor economic or market conditions.


          It is anticipated that some of the portfolio securities of either Special Investment Trust or Small-Cap Value may not be widely traded, and that a Fund's position in such securities may be substantial in relation to the market for such securities. Accordingly, it may be difficult for a Fund to dispose of such securities at prevailing market prices in order to meet redemptions. However, as a non-fundamental policy, Special Investment Trust and Small-Cap Value will not invest more than 15% of their respective net assets in illiquid securities.

          Investments in securities of companies with small market capitalizations are generally considered to offer greater opportunity for appreciation
                                                                               9
      but also may involve greater risks than customarily are associated with more established companies. The securities of smaller companies may be subject to more abrupt fluctuations in market price than larger, more established companies. Small companies may have limited product lines, markets or financial resources, or they may be dependent upon a limited management group. In addition to exhibiting greater volatility, small company stocks may, to a degree, fluctuate independently of larger company stocks, I.E., small company stocks may decline in price as the prices of large company stocks rise or vice versa.
      PREFERRED STOCK
          Each Fund may purchase preferred stock as a substitute for debt securities of the same issuer when, in the opinion of its adviser, the preferred stock is more attractively priced in light of the risks involved. Preferred stock pays dividends at a specified rate and generally has preference over common stock in the payment of dividends and the liquidation of the issuer's assets but is junior to the debt securities of the issuer in those same respects. Unlike interest payments on debt securities, dividends on preferred stock are generally payable at the discretion of the issuer's board of directors. Shareholders may suffer a loss of value if dividends are not paid. The market prices of preferred stocks are subject to changes in interest rates and are more sensitive to changes in the issuer's creditworthiness than are the prices of debt securities.
      CONVERTIBLE SECURITIES
          A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities ordinarily provide a stream of income with generally higher yields than those of common stocks of the same or similar issuers, but lower than the yield on non-convertible debt. Convertible securities are usually subordinated to comparable-tier non-convertible securities but rank senior to common stock in a corporation's capital structure.
          The value of a convertible security is a function of (1) its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege and (2) its worth, at market value, if converted into the underlying common stock. Convertible securities are typically issued by smaller capitalized companies whose stock prices may be volatile. The price of a convertible security often reflects such variations in the price of the underlying common stock in a way that non-convertible debt does not. A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument.
      CORPORATE DEBT SECURITIES
          Corporate debt securities may pay fixed or variable rates of interest, or interest at a rate contingent upon some other factor, such as the price of some commodity. These securities may be convertible into preferred or common equity, or may be bought as part of a unit containing common stock. In selecting corporate debt securities for a Fund, its adviser reviews and monitors the creditworthiness of each issuer and issue. The adviser also analyzes interest rate trends and specific developments which it believes may affect individual issuers.
      U.S. GOVERNMENT SECURITIES

          U.S. government securities include direct obligations of the U.S. Treasury and obligations issued by U.S. government agencies and instrumentalities, including securities that are supported by: (1) the full faith and credit of the United States (e.g., certificates of the Government National Mortgage Association ("GNMA")); (2) the right of the issuer to borrow from the U.S. Treasury (e.g., Federal Home Loan Bank securities); (3) the discretionary authority of the U.S. Treasury to lend to the issuer (e.g., Fannie Mae securities); and (4) solely the creditworthiness of the issuer (e.g., Freddie Mac securities). Neither the U.S. Government nor any of its agencies or instrumentalities guarantees the market value of the securities they issue. Therefore, the market value of such securities can be expected to fluctuate in response to changes in interest rates.

      STRIPPED SECURITIES
          Stripped securities are created by separating bonds into their principal and interest components and selling each piece separately (commonly referred to as IOs and POs). Stripped securities are more volatile than other fixed income securities in their response to changes in market interest rates. The value of some stripped securities moves in the
10

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      same direction as interest rates, further increasing their volatility.
      ZERO COUPON BONDS
          Zero coupon bonds do not provide for cash interest payments but instead are issued at a significant discount from face value. Each year, a holder of such bonds must accrue a portion of the discount as income. Because each Fund is required to pay out substantially all of its income each year, including income accrued on zero coupon bonds, a Fund may have to sell other holdings to raise cash necessary to make the payout. Because issuers of zero coupon bonds do not make periodic interest payments, their prices can be very volatile when market interest rates change.

      INDEXED SECURITIES


          Each Fund may invest up to 5% of its net assets in securities whose prices are indexed to the prices of securities indexes, currencies or other financial statistics. Such investments must be consistent with each Fund's investment objective and policies.

      CLOSED-END INVESTMENT COMPANIES
          Each Fund may invest in the securities of closed-end investment companies. Such investments may involve the payment of substantial premiums above the net asset value of such issuers' portfolio securities, and the total return on such investments will be reduced by the operating expenses and fees of such investment companies, including advisory fees. A Fund will invest in such funds, when, in the adviser's judgment, the potential benefits of such investment justify the payment of any applicable premium or sales charge.
      FOREIGN SECURITIES
          Each Fund may invest in foreign securities. Investment in foreign securities presents certain risks, including those resulting from fluctuations in currency exchange rates, revaluation of currencies, future political and economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions, reduced availability of public information concerning issuers, and the fact that foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to domestic issuers. These risks are intensified when investing in countries with developing economies and securities markets also known as "emerging markets." Moreover, securities of many foreign issuers may be less liquid and their prices more volatile than those of comparable domestic issuers. In addition, with respect to certain foreign countries, there is the possibility of expropriation, confiscatory taxation, withholding taxes and limitations on the use or removal of funds or other assets.
          The Funds may also invest in ADRs, which are securities issued by banks evidencing their ownership of specific foreign securities. ADRs may be sponsored or unsponsored; issuers of securities underlying unsponsored ADRs are not contractually obligated to disclose material information in the U.S. Accordingly, there may be less information available about such issuers than there is with respect to domestic companies and issuers of securities underlying sponsored ADRs. Although ADRs are denominated in U.S. dollars, the underlying security often is not; thus, the value of the ADR may be subject to exchange controls and variations in the exchange rate. The Funds may also invest in GDRs, which are receipts, often denominated in U.S. dollars, issued by either a U.S. or non-U.S. bank evidencing its ownership of the underlying foreign securities.
          Although not a fundamental policy subject to shareholder vote, the advisers currently anticipate that Value Trust, Total Return Trust, Special Investment Trust and American Leading Companies will each invest no more than 25% of its total assets in foreign securities. Bartlett currently anticipates that Balanced Trust will not invest more than 10% of its total assets in foreign securities, either directly or through ADRs or GDRs.
      ILLIQUID SECURITIES

          Value Trust and Total Return Trust may each invest up to 10% of its net assets in illiquid securities. American Leading Companies, Balanced Trust, Special Investment Trust and Small-Cap Value may each invest up to 15% of its net assets in illiquid securities. Illiquid securities are securities that cannot be expected to be sold within seven days at approximately the price at which they are valued by the Fund. Due to the absence of an active trading market, a Fund may have difficulty valuing or disposing of illiquid securities promptly. Securities whose sale is legally restricted are often considered illiquid. Foreign securities that are freely tradable in their country of origin or in their principal market are not considered restricted securities even if they are not registered for sale in the U.S.

      WHEN-ISSUED SECURITIES
          Each Fund may enter into commitments to purchase securities on a when-issued basis. Such securities are often the most efficiently priced and
                                                                              11

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      have the best liquidity in the bond market. When a Fund purchases securities on a when-issued basis, it assumes the risks of ownership, including the risk of price fluctuation, at the time of purchase, not at the time of receipt. However, a Fund does not have to pay for the obligations until they are delivered to it. This is normally 7 to 15 days later, but could be considerably longer in the case of some mortgage-backed securities. Use of this practice would have a leveraging effect on a Fund. To meet its payment obligation, a Fund will establish a segregated account with its custodian and maintain cash or appropriate liquid obligations in an amount at least equal to the payment that will be due. A Fund may sell the securities subject to a when-issued purchase, which may result in a gain or loss.
      FUTURES AND OPTIONS TRANSACTIONS
VALUE TRUST, TOTAL RETURN TRUST, SPECIAL INVESTMENT TRUST AND BALANCED TRUST:
          Each of these Funds can invest in futures and options transactions, including puts and calls. Because such investments "derive" their value from the value of the underlying security, index, or interest rate on which they are based, they are sometimes referred to as "derivative" securities. Such investments involve risks that are different from those presented by investing directly in the securities themselves. While utilization of options, futures contracts and similar instruments may be advantageous to a Fund, if its adviser is not successful in employing such instruments in managing the Fund's investments, the Fund's performance will be worse than if the Fund did not make such investments.
          The Funds may engage in futures strategies to attempt to reduce the overall investment risk that would normally be expected to be associated with ownership of the securities in which each invests. For example, a Fund may sell a stock index futures contract in anticipation of a general market or market sector decline that could adversely affect the market value of the Fund's portfolio. To the extent that a Fund's portfolio correlates with a given stock index, the sale of futures contracts on that index could reduce the risks associated with a market decline and thus provide an alternative to the liquidation of securities positions. A Fund may sell an interest rate futures contract to offset price changes of debt securities it already owns. This strategy is intended to minimize any price changes in the debt securities a Fund owns (whether increases or decreases) caused by interest rate changes, because the value of the futures contract would be expected to move in the opposite direction from the value of the securities owned by the Fund.
          Each Fund may purchase call options on interest rate futures contracts to hedge against a market advance in debt securities that the Fund plans to acquire at a future date. The purchase of such options is analogous to the purchase of call options on an individual debt security that can be used as a temporary substitute for a position in the security itself. The Funds may purchase put options on stock index futures contracts. This is analogous to the purchase of protective put options on individual stocks where a level of protection is sought below which no additional economic loss would be incurred by the Funds. The Funds may purchase and write options in combination with each other to adjust the risk and return of the overall position. For example, the Funds may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract.
          The Funds may purchase put options to hedge sales of securities, in a manner similar to selling futures contracts. If stock prices fall, the value of the put option would be expected to rise and offset all or a portion of the Fund's resulting losses in its stock holdings. However, option premiums tend to decrease over time as the expiration date nears. Therefore, because of the cost of the option (in the form of premium and transaction costs), a Fund would expect to suffer a loss in the put option if prices do not decline sufficiently to offset the deterioration in the value of the option premium.
          The Funds may write put options as an alternative to purchasing actual securities. If stock prices rise, a Fund would expect to profit from a written put option, although its gain would be limited to the amount of the premium it received. If stock prices remain the same over time, it is likely that the Fund will also profit, because it should be able to close out the option at a lower price. If stock prices fall, the Fund would expect to suffer a loss.
          By purchasing a call option, a Fund would attempt to participate in potential price increases of the underlying stock, with results similar to those obtainable from purchasing a futures contract, but with risk limited to the cost of the option if stock prices fell. At the same time, a Fund can expect to suffer a loss if stock prices do not rise sufficiently to offset the cost of the option.
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
          The characteristics of writing call options are similar to those of writing put options, as described above, except that writing covered call options generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a Fund would seek to mitigate the effects of a price decline. At the same time, when writing call options the Fund would give up some ability to participate in security price increases.
          The purchase and sale of options and futures contracts involve risks different from those involved with direct investments in securities, and also require different skills from the advisers in managing the Funds' portfolios. While utilization of options, futures contracts and similar instruments may be advantageous to the Funds, if the adviser is not successful in employing such instruments in managing a Fund's investments or in predicting interest rate changes, the Fund's performance will be worse than if the Fund did not make such investments. It is possible that there will be imperfect correlation, or even no correlation, between price movements of the investments being hedged and the options or futures used. It is also possible that a Fund may be unable to purchase or sell a portfolio security at a time that otherwise would be favorable for it to do so, or that a Fund may need to sell a portfolio security at a disadvantageous time, due to the need for the Fund to maintain "cover" or to segregate securities in connection with hedging transactions and that a Fund may be unable to close out or liquidate hedged positions. In addition, the Funds will pay commissions and other costs in connection with such investments, which may increase each Fund's expenses and reduce its yield. A more complete discussion of the possible risks involved in transactions in options and futures contracts is contained in the Statement of Additional Information. Each Fund's current policy is to limit options and futures transactions to those described above. The Funds may purchase and write both over-the-counter and exchange-traded options.
          A Fund will not enter into any futures contracts or related options if the sum of the initial margin deposits on futures contracts and related options and premiums paid for related options the Fund has purchased would exceed 5% of the Fund's total assets. A Fund will not purchase futures contracts or related options if, as a result, more than 20% of the Fund's total assets would be so invested.
AMERICAN LEADING COMPANIES:
          Although American Leading Companies may not invest in futures transactions, it may to a limited extent sell covered call options on any security in which it is permitted to invest for the purpose of enhancing income. American Leading Companies may not invest in any other form of option transaction.
          A call option is "covered" if, at all times the option is outstanding, the Fund holds the underlying security or a right to obtain that security at no additional cost. The risks of selling covered call options are described above.
          As a non-fundamental policy, the Fund will not sell a covered call option if, as a result, the value of the portfolio securities underlying all outstanding covered call options would exceed 25% of the value of the equity securities held by the Fund.
FOR EACH FUND:

          The Funds may also enter into forward foreign currency contracts. A forward foreign currency contract is an obligation to purchase or sell a specific amount of a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. By entering into a foreign currency contract, a Fund "locks in" the exchange rate between the currency it will deliver and the currency it will receive for the duration of the contract. A Fund may enter into these contracts for the purpose of hedging against risk arising from its investment in securities denominated in foreign currencies or when it anticipates investing in such securities. Forward currency contracts involve certain costs and risks, including the risk that currency movements will not be accurately predicted, causing a Fund to sustain losses on these contracts.

THE FOLLOWING DISCUSSION OF INVESTMENTS AND RISKS APPLIES ONLY TO BALANCED
TRUST:
      MUNICIPAL OBLIGATIONS
          Municipal obligations include obligations issued to obtain funds for various public purposes, including constructing a wide range of public facilities, such as bridges, highways, housing, hospitals, mass transportation, schools and streets. Other public purposes for which municipal obligations may be issued include the refunding of outstanding obligations, the obtaining of funds for general operating expenses and the making of loans to other public institutions and facilities. In addition, certain types of industrial development bonds ("IDBs") and private activity bonds ("PABs") are issued by or on behalf of public authorities to
                                                                              13
      finance various privately operated facilities, including certain pollution control facilities, convention or trade show facilities, and airport, mass transit, port or parking facilities.
          Municipal obligations also include short-term tax anticipation notes, bond anticipation notes, revenue anticipation notes and other forms of short-term debt obligations. Such notes may be issued with a short-term maturity in anticipation of the receipt of tax payments, the proceeds of bond placements or other revenues.
          Municipal obligations also include municipal lease obligations. These obligations, which are issued by state and local governments to acquire land, equipment and facilities, typically are not fully backed by the municipality's credit, and, if funds are not appropriated for the following year's lease payments, a lease may terminate, with the possibility of default on the lease obligation and significant loss to the Fund. "Certificates of Participation" are participations in municipal lease obligations or installment sales contracts. Each certificate represents a proportionate interest in or right to the lease purchase payments made.
          The two principal classifications of municipal obligations are "general obligation" and "revenue" bonds. "General obligation" bonds are secured by the issuer's pledge of its faith, credit and taxing power. "Revenue" bonds are payable only from the revenues derived from a particular facility or class of facilities or from the proceeds of a special excise tax or other specific revenue source such as the corporate user of the facility being financed. IDBs and PABs are usually revenue bonds and are not payable from the unrestricted revenues of the issuer. The credit quality of IDBs and PABs is usually directly related to the credit standing of the corporate user of the facilities.
      MORTGAGE-RELATED SECURITIES
          Mortgage-related securities represent interests in pools of mortgages. Mortgage-related securities may be issued by governmental or government-related entities or by non-governmental entities such as banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers.
          Interests in pools of mortgage-related securities differ from other forms of debt securities which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. In contrast, mortgage-related securities provide monthly payments which consist of interest and, in most cases, principal. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments to holders of mortgage-related securities are caused by repayments resulting from the sale of the underlying residential property, refinancing or foreclosure. Some mortgage-related securities entitle the holders to receive all interest and principal payments owed on the mortgages in the pool, net of certain fees, regardless of whether or not the mortgagors actually make the payments.
          As prepayment rates of individual pools of mortgage loans vary widely, it is not possible to predict accurately the average life of a particular mortgage-related security. Although mortgage-related securities are issued with stated maturities of up to forty years, unscheduled or early payments of principal and interest on the underlying mortgages may shorten considerably the securities' effective maturities. When interest rates are declining, such prepayments usually increase. The volume of prepayments of principal on a pool of mortgages underlying a particular mortgage-related security will influence the yield of that security. Increased prepayment of principal may limit the Fund's ability to realize the appreciation in the value of such securities that would otherwise accompany declining interest rates. An increase in mortgage prepayments could cause the Fund to incur a loss on a mortgage-related security that was purchased at a premium. On the other hand, a decrease in the rate of prepayments, resulting from an increase in market interest rates, among other causes, may extend the effective maturities of mortgage-related securities, increasing their sensitivity to changes in market interest rates. In determining the average maturity of the fixed income portion of the Fund, Bartlett must apply certain assumptions and projections about the maturity and prepayment of mortgage-related securities; actual prepayment rates may differ.
      GOVERNMENT MORTGAGE-RELATED SECURITIES
          GNMA pass-through securities are considered to have a very low risk of default in that (i) the underlying mortgage loan portfolio is comprised entirely of government-backed loans and (ii) the timely payment of both principal and interest on the securities is guaranteed by the full faith and credit of the U.S. Government -- regardless of whether they have been collected. GNMA pass-through securities are, however, subject to the same market risk as comparable debt securities. Therefore, the effective maturity and market value of the Fund's GNMA securities can be expected to
14
      fluctuate in response to changes in interest rate levels.

          Freddie Mac, a corporate instrumentality of the U.S. Government, issues mortgage participation certificates ("PCs") which represent interests in mortgages from Freddie Mac's national portfolio. The mortgage loans in Freddie Mac's portfolio are not government-backed; rather, the loans are either uninsured with loan-to-value ratios of 80% or less, or privately insured if the loan-to-value ratio exceeds 80%. Freddie Mac, not the U.S. Government, guarantees the timely payment of interest and ultimate collection of principal on Freddie Mac PCs.


          Fannie Mae is a government-sponsored corporation owned entirely by private stockholders that purchases residential mortgages from a list of approved seller/servicers, including savings and loan associations, savings banks, commercial banks, credit unions and mortgage bankers. Pass-through certificates issued by Fannie Mae ("Fannie Mae certificates") are guaranteed as to timely payment of principal and interest by Fannie Mae, not the U.S. Government.

      PRIVATELY ISSUED MORTGAGE-RELATED SECURITIES

          Mortgage-related securities offered by private issuers include pass-through securities comprised of pools of conventional residential mortgage loans; mortgage-backed bonds which are considered to be obligations of the institution issuing the bonds and are collateralized by mortgage loans; and bonds and collateralized mortgage obligations ("CMOs") which are collateralized by mortgage-related securities issued by Freddie Mac, Fannie Mae, or GNMA or by pools of conventional mortgages.

          CMOs are typically structured with two or more classes or series which have different maturities and are generally retired in sequence. Each class of obligations is scheduled to receive periodic interest payments according to the coupon rate on the obligations. However, all monthly principal payments and any prepayments from the collateral pool are paid first to the "Class 1" bondholders. The principal payments are such that the Class 1 obligations are scheduled to be completely repaid no later than, for example, five years after the offering date. Thereafter, all payments of principal are allocated to the next most senior class of bonds until that class of bonds has been fully repaid. Although full payoff of each class of bonds is contractually required by a certain date, any or all classes of obligations may be paid off sooner than expected because of an increase in the payoff speed of the pool.
          Mortgage-related securities created by non-governmental issuers generally offer a higher rate of interest than government and government-related securities because there are no direct or indirect government guarantees of payments in the former securities, resulting in higher risks.
          The market for conventional pools is smaller and less liquid than the market for the government and government-related mortgage pools.
THE FOLLOWING DISCUSSION OF RISKS APPLIES TO EACH FUND:
      RISKS OF DEBT SECURITIES
          The prices of debt securities fluctuate in response to perceptions of the issuer's creditworthiness and also tend to vary inversely with market interest rates. The value of such securities is likely to decline in times of rising interest rates. Conversely, when rates fall, the value of these investments is likely to rise. The longer the time to maturity the greater are such variations.
      RISKS OF LOWER-RATED DEBT SECURITIES
          Generally, debt securities rated below BBB by S&P, or below Baa by Moody's, and unrated securities of comparable quality, offer a higher current yield than that provided by higher grade issues, but also involve higher risks. Debt securities rated C by Moody's and S&P are bonds on which no interest is being paid and which can be regarded as having extremely poor prospects of ever attaining any real investment standing. However, debt securities, regardless of their ratings, generally have a higher priority in the issuer's capital structure than do equity securities.
          Lower-rated debt securities are especially affected by adverse changes in the industries in which the issuers are engaged and by changes in the financial condition of the issuers. Highly leveraged issuers may also experience financial stress during periods of rising interest rates. Lower-rated debt securities are also sometimes referred to as "junk bonds."
          The market for lower-rated debt securities has expanded rapidly in recent years. This growth has paralleled a long economic expansion. At certain times in the past, the prices of many lower-rated debt securities declined, indicating concerns that issuers of such securities might experience financial difficulties. At those times, the yields on lower-rated debt securities rose dramatically, reflecting the risk that holders of such securities could lose a substantial portion of their value as a result of the issuers' financial restructuring or
                                                                              15
      default. There can be no assurance that such declines will not recur.
          The market for lower-rated debt securities is generally thinner and less active than that for higher quality debt securities, which may limit a Fund's ability to sell such securities at fair value. Judgment plays a greater role in pricing such securities than is the case for securities having more active markets. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of lower-rated debt securities, especially in a thinly traded market.
          The ratings of Moody's and S&P represent the opinions of those agencies as to the quality of the debt securities which they rate. Such ratings are relative and subjective, and are not absolute standards of quality. Unrated debt securities are not necessarily of lower quality than rated securities, but they may not be attractive to as many buyers. If securities are rated investment grade by one rating organization and below investment grade by the other, the adviser may rely on the rating that it believes is more accurate. Regardless of rating levels, all debt securities considered for purchase (whether rated or unrated) are analyzed by the adviser to determine, to the extent possible, that the planned investment is sound.
INVESTMENT LIMITATIONS
          Each Fund has adopted certain fundamental investment limitations that, like its investment objective, can be changed only by a vote of the holders of a majority of the outstanding voting securities of the Fund. For these purposes a "vote of the holders of a majority of the outstanding voting securities" of the Fund means the affirmative vote of the lesser of
      (1) more than 50% of the outstanding shares of the Fund or (2) 67% or more of the shares present at a shareholders' meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy. These investment limitations are set forth in the Statement of Additional Information under "Additional Information About Investment Limitations and Policies." Fund policies, unless described as fundamental, can be changed by action of its respective Board of Directors.
          The fundamental restrictions applicable to each Fund include a prohibition on investing 25% or more of its total assets in the securities of issuers having their principal business activities in the same industry (with the exception of securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agreements with respect thereto).
HOW TO PURCHASE AND REDEEM SHARES
          Institutional Clients of Fairfield may purchase Navigator Shares from Fairfield, the principal offices of which are located at 200 Gibraltar Road, Horsham, Pennsylvania 19044. Other investors eligible to purchase Navigator Shares may purchase them through a brokerage account with Legg Mason.
          Customers of certain Institutional Clients that maintain omnibus accounts with the Funds' transfer agent may obtain shares through those Institutions. Such Institutional Clients may receive payments from the Funds' distributor for account servicing, and may receive payments from their customers for other services performed. Investors otherwise eligible to purchase Navigator Shares can purchase them from Legg Mason without receiving or paying for such other services.

          Institutional Clients purchasing or holding Navigator Shares on behalf of their Customers are responsible for the transmission of purchase and redemption orders (and the delivery of funds) to a Fund on a timely basis.

      Purchase of Shares
          The minimum investment is $50,000 for the initial purchase of Navigator Shares of each Fund and $100 for each subsequent investment. Each Fund may change these minimum amounts at its discretion. Institutional Clients may set different minimums for their Customers' investments in accounts invested in Navigator Shares.
          Share purchases will be processed at the net asset value next determined after Legg Mason or Fairfield has received your order; payment must be made within three business days to the selling organization. Orders received by Legg Mason or Fairfield before the close of regular trading on the New York Stock Exchange ("Exchange") (normally 4:00 p.m. Eastern time) ("close of the Exchange") on any day the Exchange is open will be executed at the net asset value determined as of the close of the Exchange on that day. Orders received by Legg Mason or Fairfield after the close of the Exchange or on days the Exchange is closed will be executed at the net asset value determined as of the close of the Exchange on the next day the Exchange is open. See "How Net Asset Value is Determined" on page 18.

          Certain institutions that have agreements with Legg Mason or the Funds may be authorized to accept purchase and redemption orders on their behalf. In that case, a Fund will be deemed to have received your purchase or redemption order when the authorized institution accepts the order, and your order will receive the next price calculated after the order has been accepted by the institution. You should consult with your institution to determine the time by which it must receive your order for you to purchase or redeem Fund shares at that day's price. It is the institution's responsibility to transmit your order to the Fund in a timely fashion.


          Each Fund reserves the right to reject any order for its shares or to suspend the offering of shares for a period of time, or to waive any minimum investment requirements. In addition to Institutional Clients purchasing shares directly from Fairfield, Navigator Shares may be purchased through procedures established by Fairfield in connection with requirements of Customer Accounts of various Institutional Clients.

          No sales charge is imposed by any of the Funds in connection with the purchase of Navigator Shares. Depending upon the terms of a particular Customer Account, however, Institutional Clients may charge their Customers fees for automatic investment and other cash management services provided in connection with investments in a Fund. Information concerning these services and any applicable charges will be provided by the Institutional Clients. This Prospectus should be read by Customers in connection with any such information received from the Institutional Clients. Any such fees, charges or other requirements imposed by an Institutional Client upon its Customers will be in addition to the fees and requirements described in this Prospectus.
      Redemption of Shares
          Shares may ordinarily be redeemed by a shareholder via telephone, in accordance with the procedures described below. However, Customers of Institutional Clients wishing to redeem shares held in Customer Accounts at the Institution may redeem only in accordance with instructions and limitations pertaining to their Account at the Institution.
          Fairfield clients can make telephone redemption requests by calling Fairfield at 1-800-441-3885. Legg Mason clients should call their financial advisor at 1-800-822-5544. Callers should have available the number of shares (or dollar amount) to be redeemed and their account number.

          Orders for redemption received by Legg Mason or Fairfield before the close of the Exchange, on any day when the Exchange is open, will be transmitted to Boston Financial Data Services ("BFDS"), transfer agent for the Funds, for redemption at the net asset value per share determined as of the close of the Exchange on that day. Requests for redemption received by Legg Mason or Fairfield after the close of the Exchange will be executed at the net asset value determined as of the close of the Exchange on its next trading day. A redemption request received by Legg Mason or Fairfield may be treated as a request for repurchase and, if it is accepted by Legg Mason, your shares will be purchased at the net asset value per share determined as of the next close of the Exchange. See page 16 for information on pricing of redemptions made through certain institutions having agreements with Legg Mason or the Funds.


          Shareholders may have their telephone redemption requests paid by a direct wire to a domestic commercial bank account previously designated by the shareholder, or mailed to the name and address in which the shareholder's account is registered with the respective Fund. Such payments will normally be transmitted on the next business day following receipt of a valid request for redemption. The proceeds of redemption or repurchase may be more or less than the original cost. If the shares to be redeemed or repurchased were paid for by check (including certified or cashier's checks) within 10 business days of the redemption or repurchase request, the proceeds may not be disbursed unless the Fund can be reasonably assured that the check has been collected.

          To the extent permitted by law, each Fund reserves the right to take up to seven days to make payment upon redemption if, in the judgment of the adviser, that Fund could be adversely affected by immediate payment. (The Statement of Additional Information describes several other circumstances in which the date of payment may be postponed or the right of redemption suspended.)
          Each Fund will not be responsible for the authenticity of redemption instructions received by telephone, provided it follows reasonable procedures to identify the caller. Each Fund may request identifying information from callers or employ identification numbers. Each Fund may be liable for losses due to unauthorized or fraudulent instructions if it does not follow reasonable procedures. Telephone redemption privileges are available automatically to all shareholders unless certificates have been issued. Shareholders who do not wish to have telephone redemption privileges should call their financial advisor for further instructions.
                                                                              17

          Because of the relatively high cost of maintaining small accounts, a Fund may elect to close any account with a current value of less than $500 by redeeming all of the shares in the account and mailing the proceeds to the investor. However, the Funds will not redeem accounts that fall below $500 solely as a result of a reduction in net asset value per share. If a Fund elects to redeem the shares in an account, the investor will be notified that the account is below $500 and will be allowed 60 days in which to make an additional investment in order to avoid having the account closed. Each Institutional Client may establish its own minimum account size for investors using its services.

HOW SHAREHOLDER ACCOUNTS ARE MAINTAINED

          A shareholder account is established automatically for each investor. Any shares the investor purchases or receives as a dividend or other distribution will be credited directly to the account at the time of purchase or receipt. Shares may not be held in, or transferred to, an account with any brokerage firm that does not have an agreement with Legg Mason or Fairfield. The Funds do not issue share certificates.

          Navigator Shares sold to Institutional Clients acting in a fiduciary, advisory, custodial or other similar capacity on behalf of persons maintaining Customer Accounts at Institutional Clients will normally be held of record by the Institutional Clients. Therefore, in the context of Institutional Clients, references in this Prospectus to shareholders mean the Institutional Clients rather than their Customers.
HOW NET ASSET VALUE IS DETERMINED
          Net asset value per Navigator Share of each Fund is determined daily as of the close of the Exchange, on every day that the Exchange is open, by subtracting the liabilities attributable to Navigator Shares from the total assets attributable to such shares and dividing the result by the number of Navigator Shares outstanding. Securities owned by each Fund for which market quotations are readily available are valued at current market value. In the absence of readily available market quotations, securities are valued at fair value as determined by each Fund's Board of Directors. Where a security is traded on more than one market, which may include foreign markets, the securities are generally valued on the market considered by each Fund's adviser to be the primary market. Securities with remaining maturities of 60 days or less are valued at amortized cost. Each Fund will value its foreign securities in U.S. dollars on the basis of the then-prevailing exchange rates.
DIVIDENDS AND OTHER DISTRIBUTIONS

          Each Fund declares dividends to holders of Navigator Shares out of its investment company taxable income (which generally consists of net investment income, any net short-term capital gain and net gains from certain foreign currency transactions) attributable to those shares. Value Trust, Total Return Trust and Balanced Trust declare and pay dividends from net investment income quarterly; they pay dividends from any net short-term capital gains and net gains from foreign currency transactions annually. Special Investment Trust, American Leading Companies and Small-Cap Value declare and pay dividends from investment company taxable income following the end of each taxable year. Each Fund also distributes substantially all of its net capital gain (the excess of net long-term capital gain over net short-term capital loss) after the end of the taxable year in which the gain is realized. A second distribution of net capital gain may be necessary in some years to avoid imposition of the excise tax described under the heading "Additional Tax Information" in the Statement of Additional Information. Navigator Shares held by qualified retirement plans generally receive dividends and other distributions in additional shares. Other shareholders may elect to:

          1. Receive both dividends and other distributions in Navigator Shares of the distributing Fund;
          2. Receive dividends in cash and other distributions in Navigator Shares of the distributing Fund;
          3. Receive dividends in Navigator Shares of the distributing Fund and other distributions in cash; or
          4. Receive both dividends and other distributions in cash.
          If a shareholder has elected to receive dividends and/or other distributions in cash and the postal or other delivery service is unable to deliver checks to the shareholder's address of record, such shareholder's distribution option will automatically be converted to having all dividends and other distributions reinvested in additional Navigator Shares. No interest will accrue on amounts represented by uncashed distribution or redemption checks.
          In certain cases, shareholders may reinvest dividends and other distributions in shares of
18
      another Navigator fund. Please contact a financial advisor for additional information about this option.

          If no election is made, both dividends and other distributions are credited to the Institutional Client's account in Navigator Shares of the distributing Fund at the net asset value of the shares determined as of the close of the Exchange on the reinvestment date. Shares received pursuant to any of the first three (reinvestment) elections above also are credited to your account at that net asset value. If an investor elects to receive dividends and/or other distributions in cash, a check will be sent. Investors purchasing through Fairfield may elect at any time to change the distribution option by notifying the applicable Fund in writing at: [insert complete Fund name], c/o Fairfield Group, Inc., 200 Gibraltar Road, Horsham, Pennsylvania 19044. Those purchasing through Legg Mason should write to: [insert complete Fund name], c/o Legg Mason Funds Processing, P.O. Box 1476, Baltimore, Maryland 21203-1476. An election must be received at least 10 days before the record date in order to be effective for dividends and other distributions paid to shareholders as of that date.
TAX TREATMENT OF DIVIDENDS AND OTHER DISTRIBUTIONS
          Each Fund intends to continue to qualify for treatment as a regulated investment company under the Internal Revenue Code of 1986, as amended ("Code"), so that it will be relieved of federal income tax on that part of its investment company taxable income and net capital gain that it distributes to its shareholders.

          Dividends from a Fund's investment company taxable income (whether paid in cash or reinvested in Navigator Shares) are taxable to their shareholders (other than qualified retirement plans and other tax-exempt investors) as ordinary income to the extent of that Fund's earnings and profits. Distributions of a Fund's net capital gain (whether paid in cash or reinvested in Navigator Shares), when designated as such, are taxable to those shareholders as long-term capital gain, regardless of how long they have held their Fund shares. Under the Taxpayer Relief Act of 1997, different maximum tax rates apply to a noncorporate taxpayer's net capital gain depending on the holding period of the security and the taxpayer's marginal rate of federal income tax -- generally, 28% for gain recognized on capital assets held for more than one year but not more than 18 months and 20% (10% for taxpayers in the 15% marginal tax bracket) for gain recognized on capital assets held for more than 18 months. In the case of a regulated investment company such as a Fund, the relevant holding period is determined by how long the Fund has held the portfolio security on which the gain was earned, not by how long you have held your Fund shares.


          Each Fund sends each shareholder a notice following the end of each calendar year specifying, among other things, the amounts of all dividends and other distributions paid (or deemed paid) during that year. The notice will tell you what portion of the capital gain falls into each of the different tax rate categories mentioned above.


          A redemption of Navigator Shares may result in taxable gain or loss to the redeeming shareholder, depending on whether the redemption proceeds are more or less than the shareholder's adjusted basis for the redeemed shares. An exchange of Navigator Shares of any Fund for shares of any other Navigator fund generally will have similar tax consequences. See "Shareholder Services -- Exchange Privilege," below. If Fund shares are purchased within 30 days before or after redeeming at a loss other shares of the same Fund (regardless of class), all or part of that loss will not be deductible and instead will increase the basis of the newly purchased shares.

          A dividend or other distribution paid shortly after shares have been purchased, although in effect a return of investment, is subject to federal income tax. Accordingly, an investor should recognize that a purchase of Navigator Shares immediately prior to the record date for a dividend or other distribution could cause the investor to incur tax liabilities and should not be made solely for the purpose of receiving the dividend or other distribution.

          The foregoing is only a summary of some of the important federal tax considerations generally affecting each Fund and its shareholders; see the Statement of Additional Information for a further discussion. In addition to federal income tax, an investor may also be subject to state, local or foreign taxes on distributions from the Funds, depending on the laws of its home state and locality. A portion of the dividends paid by the Funds attributable to direct U.S. government obligations is not subject to state and local income taxes in most jurisdictions; each Fund's annual notice to shareholders regarding the amount of dividends identifies this portion. Prospective shareholders are urged to consult their tax advisers with respect to the effects of this investment on their own tax situations.

SHAREHOLDER SERVICES
CONFIRMATIONS AND REPORTS
          Every shareholder of record will receive a confirmation of each new share transaction with a
      Fund. In addition, Legg Mason clients will receive a monthly statement, which will also show the total number of shares being held in safekeeping by the Funds' transfer agent for the account of the shareholder.

          Confirmations for each purchase and redemption transaction (except a reinvestment of dividends or other distributions) of Navigator Shares made by Institutional Clients acting in a fiduciary, advisory, custodial, or other similar capacity on behalf of persons maintaining Customer Accounts at Institutional Clients will be sent to the Institutional Client by the transfer agent. Beneficial ownership of shares by Customer Accounts will be recorded by the Institutional Client and reflected in the regular account statements provided by them to their Customers.

          Reports will be sent to each Fund's shareholders at least semiannually showing its portfolio and other information; the annual reports for the Funds will contain financial statements audited by their respective independent accountants/auditors.
          Shareholder inquiries should be addressed to "[insert complete Fund name], c/o Legg Mason Funds Processing, P.O. Box 1476, Baltimore, Maryland 21203-1476," or "[insert complete Fund name], c/o Fairfield Group, Inc., 200 Gibraltar Road, Horsham, Pennsylvania 19044."
EXCHANGE PRIVILEGE

          Holders of Navigator Shares are entitled to exchange them for the corresponding class of shares of any of the Legg Mason Funds, the Legg Mason Cash Reserve Trust, the Navigator Money Market Fund, Inc. and the Navigator Tax-Free Money Market Fund, Inc., provided the shares to be acquired are eligible for sale under applicable state securities laws.


          Investments by exchange into other Navigator funds are made at the per share net asset value next determined on the same business day as redemption of the Fund shares you wish to exchange. To obtain further information concerning the exchange privilege and prospectuses of other Navigator funds, or to make an exchange, please contact your financial advisor. To effect an exchange by telephone, please call your financial advisor with the information described in the section "How to Purchase and Redeem Shares," page 16. The other factors relating to telephone redemptions described in that section apply also to telephone exchanges. Please read the prospectus for the other fund(s) carefully before you invest by exchange. Each Fund reserves the right to modify or terminate the exchange privilege upon 60 days' notice to shareholders. Some Institutional Clients may not offer all of the Navigator Funds for exchange.

THE FUNDS' MANAGEMENT AND INVESTMENT ADVISERS
BOARD OF DIRECTORS
          The business and affairs of each Fund are managed under the direction of its Board of Directors.
MANAGEMENT AGREEMENTS
          Each Fund has a management agreement with LMFA which was approved by the Fund's Board of Directors (each a "Management Agreement"). Under the Management Agreements, LMFA is obligated to provide the Funds with investment management and administrative services, and to oversee the Funds' relationships with outside service providers, such as the custodian, transfer agent, accountants, and lawyers.
          For services under the Management Agreements, LMFA receives a fee from each Fund, calculated daily and payable monthly, at the following annual rate:

      American Leading Companies:      0.75%
      Balanced Trust:                  0.75%
      Small-Cap Value:                 0.85%
      Total Return Trust               0.75%
      Value Trust
        and Special Investment         1.0% for the first $100
        Trust:                         million of average net
                                       assets; 0.75%
                                       for assets between
                                       $100 million and
                                       $1 billion; and 0.65%
                                       for assets exceeding $1 0
                                       billion.



          Because of fee waivers (see below), American Leading Companies paid a management fee of 0.71% and Balanced Trust paid a management fee of 0.46% for the fiscal year ended March 31, 1998.

ADVISORY AGREEMENTS
          LMFA has entered into investment advisory agreements with Bartlett and Brandywine to provide investment advisory services to Balanced Trust and Small-Cap Value, respectively. These advisers have the responsibility for making investment decisions and placing orders to buy or sell a particular security. LMFA provides these services for Value Trust, Special Investment Trust, Total Return Trust and American Leading Companies Trust under the Management Agreements.
          Under its Advisory Agreement, Bartlett receives an advisory fee from LMFA, computed daily and paid monthly, at an annual rate equal to 66 2/3% of the fee received by LMFA, or 0.50% of Balanced Trust's average daily net assets, adjusted for any fee waivers, as discussed below.


          Under its Advisory Agreement, Brandywine receives an advisory fee from LMFA, computed daily and paid monthly, at an annual rate equal to 58.8% of the fee received by LMFA, or 0.50% of Small-Cap Value's average daily net assets, adjusted for any fee waivers.

          Legg Mason Capital Management, Inc. ("LMCM") also serves as an investment adviser to American Leading Companies pursuant to an Investment Advisory Agreement with LMFA, which was approved by Investors Trust's Board of Directors. LMCM may provide the Fund with research and investment advisory services for which LMFA (not the Fund) may pay LMCM a fee. Currently, LMCM is not providing any services to the Fund.
FEE WAIVERS

          LMFA has agreed to waive its fees in any month to the extent a Fund's expenses related to Navigator Shares (exclusive of taxes, interest, brokerage and extraordinary expenses) exceed during that month annual rates of that Fund's average daily net assets attributable to Navigator Shares as follows:

      Total Return Trust and
      American Leading Companies:   0.95%, indefinitely
      Balanced Trust:               1.10% until July 31, 1999
      Small-Cap Value:              1.00% until July 31, 1999

          These agreements are voluntary and may be terminated by LMFA at any time. Each Fund pays all its other expenses which are not assumed by LMFA.

NAVIGATOR SHARES EXPENSE RATIOS


          For the fiscal year ended March 31, 1998, the ratio of each Fund's expenses to its average net assets (after application of any fee waivers) was:


      Value Trust                                     0.73 %
      Total Return Trust                              0.83 %
      Special Investment Trust                        0.80 %
      American Leading Companies Trust                0.93 %



          As of the date of this Prospectus, the Navigator Class of Balanced Trust has not commenced operations.


          As of the date of this Prospectus, Small-Cap Value had not yet begun operations. In addition to management and distribution fees, that Fund, like the others, will be responsible for interest, taxes, brokerage fees and commissions, expenses of preparing and printing prospectuses, proxy statements and reports to shareholders and of distributing them to existing shareholders, custodian charges, transfer agency fees, compensation of the independent directors, legal and audit expenses, insurance expenses, shareholder meetings, proxy solicitations, expenses of registering and qualifying Fund shares for sale under federal and state law, governmental fees and expenses incurred in connection with industry organizations.

LMFA

          LMFA acts as adviser or manager to seventeen investment company portfolios which had aggregate assets under management of approximately $12 billion as of April 30, 1998. LMFA's address is 100 Light Street, Baltimore, Maryland 21202.


          Like other mutual funds, financial and business organizations around the world, the Funds could be adversely affected if the computer systems used by LMFA and other service providers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." LMFA is taking steps that it believes are reasonably designed to address the Year 2000 Problem with respect to the computer system that it uses and to obtain assurances that comparable steps are being taken by the Funds' other major service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the Funds.

BARTLETT

          Bartlett acts as adviser to individuals, corporations, pension and profit sharing plans and trust accounts, as well as to four investment company
                                                                              21
      portfolios. Bartlett's aggregate assets under management totalled approximately $3.2 billion as of April 30, 1998. Bartlett's address is 36 East Fourth Street, Cincinnati, Ohio 45202.

BRANDYWINE

          Brandywine acts as adviser or sub-adviser to individuals, public funds, corporations, pension and profit sharing plans, Taft-Hartley Plans, endowments and foundations, as well as to three investment company portfolios. Brandywine's aggregate assets under management totalled approximately $8.2 billion as of April 30, 1998.

      Brandywine's address is 201 North Walnut Street, Wilmington, Delaware
      19801.
LMCM

          LMCM acts as investment adviser to private accounts and investment company portfolios with a value as of April 30, 1998 of approximately $2.9 billion. LMCM's address is 100 Light Street, Baltimore, Maryland 21202.

          LMFA, LMCM, Bartlett and Brandywine are wholly owned subsidiaries of Legg Mason, Inc., a financial services holding company.

PORTFOLIO MANAGEMENT


          William H. Miller, III, President of LMFA, co-managed Value Trust from its inception in 1982 to November 1990, when he assumed primary responsibility for its day-to-day management. Nancy T. Dennin, Senior Vice President of LMFA, has primary responsibility for the day-to-day management of Total Return Trust. Prior to April 1, 1997, Mrs. Dennin and Mr. Miller were co-managers of Total Return Trust. Mr. Miller has also been primarily responsible for the day-to-day management of Special Investment Trust since its inception in 1985. Lisa O. Rapuano is assistant portfolio manager of Special Investment Trust. Mrs. Rapuano has been the analyst responsible for the technology, media and telecommunication sectors, as well as for some special situations outside these sectors, since joining LMFA in September 1994. From July 1991 to September 1994 she was an analyst at Franklin Street Partners, a money management firm.


          Effective March 9, 1998, David E. Nelson, Senior Vice President of LMFA, has primary responsibility for the day-to-day management of American Leading Companies. Previously, Mr. Nelson was the portfolio manager for the UAM ICM Equity Portfolio since its inception on October 1, 1993. Mr. Nelson was employed at Investment Counselors of Maryland from 1989-1998.


          Dale H. Rabiner, CFA and Woodrow H. Uible, CFA jointly manage Balanced Trust. Both are senior portfolio managers of Bartlett. Mr. Rabiner has been employed by Bartlett since 1983 and has served since then as Director of its Fixed Income Group. Mr. Uible has been employed by Bartlett since 1980. He chairs Bartlett's Equity Investment Group, and is responsible for Bartlett's equity investment processes. Mr. Rabiner and Mr. Uible are members of Bartlett's Management Committee and Investment Policy Committee.


          Henry F. Otto and Steven M. Tonkovich jointly manage Small-Cap Value. Both are Managing Directors of Brandywine. Mr. Otto is a senior portfolio manager and has been employed at Brandywine since 1987. Mr. Tonkovich is a portfolio manager and analyst and has been employed at Brandywine since 1989.

BROKERAGE
          The Funds may use Legg Mason, among others, as broker for agency transactions in listed and over-the-counter securities at commission rates and under circumstances consistent with the policy of best execution.
THE FUNDS' DISTRIBUTOR

          Legg Mason, a wholly owned subsidiary of Legg Mason, Inc., is the distributor of each Fund's shares pursuant to a separate Underwriting Agreement with each Fund. Each Underwriting Agreement obligates Legg Mason to pay certain expenses in connection with the offering of shares, including any compensation to its financial advisors, the printing and distribution of prospectuses, statements of additional information and periodic reports used in connection with the offering to prospective investors, after the prospectuses, statements of additional information and reports have been prepared, set in type and mailed to existing shareholders at the Fund's expense, and for any supplementary sales literature and advertising costs. Legg Mason also assists BFDS with certain of its duties as transfer agent; for the year ended March 31, 1998, Legg Mason received from BFDS $439,000, $76,000, $238,000, $28,000 and $7,000 for performing such services in connection with Value Trust, Total Return Trust, Special Investment Trust, American Leading Companies and Balanced Trust, respectively.


          Fairfield, a wholly owned subsidiary of Legg Mason, Inc., is a registered broker-dealer with principal offices located at 200 Gibraltar Road,
22

      Horsham, Pennsylvania 19044. Fairfield may sell Navigator Shares pursuant to a Dealer Agreement with the Funds' Distributor, Legg Mason. Legg Mason and LMFA may make payments out of their own assets to Fairfield or others to support the distribution of Navigator Shares and shareholder servicing.

          The President and Treasurer of each Fund are employed by Legg Mason.

DESCRIPTION OF EACH CORPORATION AND ITS SHARES

          Value Trust, Total Return Trust, Special Investment Trust and Investors Trust were established as Maryland corporations on January 20, 1982, May 22, 1985, October 31, 1985 and May 5, 1993, respectively. Value Trust has authorized capital of 300 million shares of common stock, par value $0.001 per share. Total Return Trust has authorized capital of 100 million shares of common stock, par value $0.001 per share. Special Investment Trust has authorized capital of 150 million shares of common stock, par value $0.001 per share. The Articles of Incorporation of Investors Trust authorize issuance of 500 million shares of par value $.001 per share of American Leading Companies, 250 million shares of par value $.001 per share of Balanced Trust and 100 million shares of par value $.001 per share of Small-Cap Value. Each corporation may issue additional series of shares. Each Fund currently offers two Classes of Shares -- Class A (known as "Primary Shares") and Class Y (known as "Navigator Shares"). The two Classes represent interests in the same pool of assets. A separate vote is taken by a Class of Shares of a Fund if a matter affects just that Class of Shares. Each Class of Shares may bear certain differing Class-specific expenses and sales charges, which may affect performance.


          Investors may obtain more information concerning the Primary Class from their financial advisor or by calling 1-800-822-5544.

          The Boards of Directors of the Funds do not anticipate that there will be any conflicts among the interests of the holders of the different Classes of Fund shares. On an ongoing basis, the Boards will consider whether any such conflict exists and, if so, take appropriate action.
          Shareholders of each Fund are entitled to one vote per share and fractional votes for fractional shares held. Voting rights are not cumulative. All shares of each Fund are fully paid and nonassessable and have no preemptive or conversion rights.
          Shareholders' meetings will not be held except where the Investment Company Act of 1940 requires a shareholder vote on certain matters (including the election of directors, approval of an advisory contract, and approval of a plan of distribution pursuant to Rule 12b-1). Each Fund will call a special meeting of the shareholders at the request of 10% or more of the shares entitled to vote; shareholders wishing to call such a meeting should submit a written request to the Fund at 100 Light Street, Baltimore, Maryland 21202, stating the purpose of the proposed meeting and the matters to be acted upon. The address of BFDS is P.O. Box 953, Boston, Massachusetts 02103.
          Each Fund acknowledges that it is solely responsible for the information or any lack of information about it in this joint Prospectus and in the joint Statement of Additional Information, and no other Fund is responsible therefor. There is a possibility that one Fund might be deemed liable for misstatements or omissions regarding another Fund in this Prospectus or in the joint Statement of Additional Information; however, the Funds deem this possibility slight.

                             LEGG MASON EQUITY FUNDS

LEGG MASON VALUE TRUST, INC.                LEGG MASON INVESTORS TRUST, INC.:
LEGG MASON TOTAL RETURN TRUST, INC.         LEGG MASON AMERICAN LEADING
LEGG MASON SPECIAL INVESTMENT TRUST, INC.        COMPANIES TRUST
                                            LEGG MASON BALANCED TRUST
                                            LEGG MASON U.S. SMALL-CAPITALIZATION
                                                 VALUE TRUST

                       PRIMARY SHARES AND NAVIGATOR SHARES

                       STATEMENT OF ADDITIONAL INFORMATION

                                  JUNE 1, 1998

         MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK OR OTHER DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY, AND ARE SUBJECT TO INVESTMENT RISK, INCLUDING THE POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

         This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus for Primary Shares or for Navigator Shares (both dated June 1, 1998), as appropriate, which have been filed with the Securities and Exchange Commission ("SEC"). Copies of the Prospectuses are available without charge from the Funds' distributor, Legg Mason Wood Walker, Incorporated ("Legg Mason"), at (410) 539-0000.

         The LEGG MASON VALUE TRUST, INC. ("Value Trust") is a mutual fund seeking long-term growth of capital. Value Trust invests principally in those equity securities which its investment adviser, Legg Mason Fund Adviser, Inc. ("LMFA"), believes are undervalued and therefore offer above-average potential for capital appreciation.

         The LEGG MASON TOTAL RETURN TRUST, INC. ("Total Return Trust") is a mutual fund seeking capital appreciation and current income in order to achieve an attractive total investment return consistent with reasonable risk. In attempting to achieve this objective, LMFA selects a diversified portfolio, composed of dividend-paying common stocks and securities convertible into common stock which, in the opinion of LMFA, offer the potential for long-term growth; common stocks or securities convertible into common stock which do not pay current dividends but which offer prospects for capital appreciation and future income; and debt instruments of various maturities.

         The LEGG MASON SPECIAL INVESTMENT TRUST, INC. ("Special Investment Trust") is a mutual fund seeking capital appreciation. Special Investment Trust invests principally in equity securities of companies with market capitalizations of less than $2.5 billion which, in the opinion of LMFA, have one or more of the following characteristics: they are not closely followed by, or are out of favor with, investors generally, and LMFA believes they are undervalued in relation to their long-term earning power or asset values; unusual developments have occurred which suggest the possibility that the market value of the securities will increase; or they are involved in actual or anticipated reorganizations or restructurings under the Bankruptcy Code. Special Investment Trust may also invest in the securities of companies with larger capitalizations which have one or more of these characteristics.

          The LEGG MASON AMERICAN LEADING COMPANIES TRUST ("American Leading Companies"), a diversified, professionally managed portfolio, is a separate series of Legg Mason Investors Trust, Inc., an open-end investment company ("Investors Trust"). American Leading Companies seeks long-term capital appreciation and current income consistent with prudent investment risk. American Leading Companies normally will seek to achieve its investment objective by investing not less than 75% of its total assets in the dividend-paying common stocks of Leading Companies that have market capitalizations of at least $2 billion. LMFA defines a "Leading Company" as a company that, in the opinion of LMFA, has attained a major market share in one or more products or services within its industry(ies), and possesses the financial strength and management talent to maintain or increase market share and profit in the future. Such companies typically are well known as leaders in their respective industries; most are found in the top half of the Standard & Poor's Composite Index of 500 Stocks ("S&P 500").


         The LEGG MASON BALANCED TRUST ("Balanced Trust"), a diversified, professionally managed portfolio, is a separate series of Investors Trust. Balanced Trust seeks long-term capital appreciation and current income in order to achieve an attractive total investment return consistent with reasonable risk. Under normal conditions, Balanced Trust will invest no more than 75% of its assets in equity securities. The term "equity securities" includes, without limitation, common stocks and convertible securities of domestic issuers, securities of closed-end investment companies and U.S. dollar-denominated securities of foreign issuers, including American Depositary Receipts ("ADRs") and Global Depositary Receipts ("GDRs"). Balanced Trust will invest at least 25% of its portfolio in fixed income securities.


         The LEGG MASON U.S. SMALL-CAPITALIZATION VALUE TRUST ("Small-Cap Value"), a diversified, professionally managed portfolio, is a separate series of Investors Trust. Small-Cap Value seeks long-term capital appreciation. Small-Cap Value invests principally in equity securities of companies with market capitalizations ranging between $10 million and the median New York Stock Exchange ("NYSE") market capitalization. Brandywine Asset Management, Inc. ("Brandywine"), as investment adviser, favors securities it believes to be undervalued. Brandywine believes that small company stocks, with the lowest prices relative to current earnings, provide superior returns over longer periods of time.

         Shares of Navigator Value Trust, Navigator Total Return Trust, Navigator Special Investment Trust, Navigator American Leading Companies, Navigator Balanced Trust and Navigator Small-Cap Value (collectively referred to as "Navigator Shares") represent interests in Value Trust, Total Return Trust, Special Investment Trust, American Leading Companies, Balanced Trust and Small-Cap Value, respectively, that are currently offered for sale only to institutional clients of the Fairfield Group, Inc. ("Fairfield") for investment of their own monies and monies for which they act in a fiduciary capacity, to clients of Legg Mason Trust Company ("Trust Company") for which Trust Company exercises discretionary investment management responsibility (such institutional investors are referred to collectively as "Institutional Clients" and accounts of the customers with Institutional Clients ("Customers") are referred to collectively as "Customer Accounts"), to qualified retirement plans managed on a discretionary basis and having net assets of at least $200 million, and to any qualified retirement plans of Legg Mason, Inc. or of any of its affiliates. The Navigator Class of Shares may not be purchased by individuals directly, but Institutional Clients may purchase shares for Customer Accounts maintained for individuals.

         The Primary Class of shares of Value Trust, Total Return Trust, Special Investment Trust, American Leading Companies, Balanced Trust and Small-Cap Value (collectively referred to as "Primary Shares") is offered for sale to all other investors and may be purchased directly by individuals.

         Navigator and Primary Shares of Value Trust, Total Return Trust, Special Investment Trust, American Leading Companies, Balanced Trust and Small-Cap Value (each a "Fund") are sold and redeemed without any purchase or redemption charge, although institutions may charge their Customer Accounts for services provided in connection with the purchase or redemption of Navigator Shares. Each Fund pays management fees to LMFA. Primary Shares pay a 12b-1 distribution fee, but Navigator Shares pay no distribution fees. See "The Funds' Distributor."


                             LEGG MASON WOOD WALKER,
                                  INCORPORATED
                          -----------------------------
                                100 LIGHT STREET
                                  P.O. BOX 1476
                            BALTIMORE, MARYLAND 21203
                          (410) 539-0000 (800) 822-5544

        ADDITIONAL INFORMATION ABOUT INVESTMENT LIMITATIONS AND POLICIES

         In addition to the investment objective of each Fund described in the Prospectus, each Fund has adopted certain fundamental investment limitations that cannot be changed except by vote of its shareholders. Value Trust, Total Return Trust and Special Investment Trust each may not:

         1. Borrow money, except from banks or through reverse repurchase agreements for temporary purposes, in an aggregate amount not to exceed 10% of the value of the total assets of the respective Fund at the time of borrowing; provided that borrowings, including reverse repurchase agreements, in excess of 5% of such value will be only from banks (although not a fundamental policy subject to shareholder approval, each Fund will not purchase securities if borrowings, including reverse purchase agreements, exceed 5% of its total assets);

         2. With respect to 75% of total assets, invest more than 5% of its total assets (taken at market value) in securities of any one issuer, other than the U.S. Government, or its agencies and instrumentalities, or purchase more than 10% of the voting securities of any one issuer;

         3. Purchase securities on "margin", except for short-term credits necessary for clearance of portfolio transactions and except that each Fund may make margin deposits in connection with the use of futures contracts and options on futures contracts;

         4. Invest 25% or more of its total assets (taken at market value) in any one industry;

         5. Purchase or sell commodities and commodity contracts, but this limitation shall not prevent each Fund from purchasing or selling options and futures contracts;

         6. Underwrite the securities of other issuers, except insofar as each Fund may be deemed an underwriter under the Securities Act of 1933, as amended, in disposing of a portfolio security;

         7. Make loans, except loans of portfolio securities and except to the extent that the purchase of a portion of an issue of publicly distributed notes, bonds or other evidences of indebtedness or deposits with banks and other financial institutions may be considered loans;

         8. Purchase or sell real estate, except that each Fund may invest in securities collateralized by real estate or interests therein or in securities issued by companies that invest in real estate or interests therein (as a non-fundamental policy changeable without a shareholder vote, each Fund will not purchase or sell interests in real estate limited partnerships);

         9. Make short sales of securities or maintain a short position, except that each Fund may (a) make short sales and maintain short positions in connection with its use of options, futures contracts and options on futures contracts and (b) sell short "against the box;" or

         10. Issue senior securities, except as permitted under the Investment Company Act of 1940 ("1940 Act").

         American Leading Companies, Balanced Trust and Small-Cap Value each may not:

         1. Borrow money, except from banks or through reverse repurchase agreements for temporary purposes in an aggregate amount not to exceed 5% of the value of its total assets at the time of borrowings. (Although not a fundamental policy subject to shareholder approval, the Fund will repay any money borrowed before any portfolio securities are purchased);

         2. Issue senior securities, except as permitted under the 1940 Act;

         3. Engage in the business of underwriting the securities of other issuers except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933, as amended, in disposing of a portfolio security;

         4. Buy or hold any real estate; provided, however, that instruments secured by real estate or interests therein are not subject to this limitation;

         5. With respect to 75% of its total assets, invest more than 5% of its total assets (taken at market value) in securities of any one issuer, other than the U.S. Government, its agencies and instrumentalities, or purchase more than 10% of the voting securities of any one issuer;

         6. Purchase or sell any commodities or commodities contracts, except that the Fund may purchase or sell currencies, interest rate and currency futures contracts, options on currencies, securities, and securities indexes and options on interest rate and currency futures contracts;

         7. Make loans, except loans of portfolio securities and except to the extent the purchase of notes, bonds or other evidences of indebtedness, the entry into repurchase agreements, or deposits with banks and other financial institutions may be considered loans;

         8. Purchase any security if, as a result thereof, 25% or more of its total assets would be invested in the securities of issuers having their principal business activities in the same industry. This limitation does not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agreements with respect thereto.

         The foregoing limitations may be changed with respect to a Fund by "the vote of a majority of the outstanding voting securities" of that Fund, a term defined in the 1940 Act to mean the vote (a) of 67% or more of the voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present, or (b) of more than 50% of the outstanding voting securities of the Fund, whichever is less.

American Leading Companies, Balanced Trust and Small-Cap Value:

         The following are some of the non-fundamental limitations which American Leading Companies, Balanced Trust and Small-Cap Value currently observe. Each Fund may not:

         1. Buy securities on "margin," except for short-term credits necessary for clearance of portfolio transactions and except that the Fund may make margin deposits in connection with the use of permitted currency futures contracts and options on currency futures contracts; or

         2. Make short sales of securities or maintain a short position, except that the Fund may sell short "against the box". This limit does not apply to short sales and short positions in connection with its use of options, futures contracts and options on futures contracts (No Fund intends to make short sales in excess of 5% of its net assets during the coming year).

         In addition, as a non-fundamental limitation, American Leading Companies may not purchase or sell interest rate and currency futures contracts, options on currencies, securities, and securities indexes and options on interest rate and currency futures contracts, provided, however, that the Fund may sell covered call options on securities and may purchase options to the extent necessary to close out its position in one or more call options.

         Except as otherwise stated, if a fundamental or non-fundamental percentage limitation set forth above is complied with at the time an investment is made, a later increase or decrease in percentage resulting from a change in value of portfolio securities, in the net asset value of a Fund, or in the number of securities an issuer has outstanding, will not be considered to be outside the limitation.

         Unless otherwise stated, the investment policies and limitations contained in this Statement of Additional Information are not fundamental, and can be changed without shareholder approval.

THE FOLLOWING INFORMATION APPLIES TO EACH FUND UNLESS OTHERWISE STATED:

Foreign Securities

         The costs associated with investment in foreign issuers, including withholding taxes, brokerage commissions and custodial fees, are higher than those associated with investment in domestic issuers. In addition, foreign securities transactions may be subject to difficulties associated with the settlement of such transactions. Delays in settlement could result in temporary periods when assets of a Fund are uninvested and no return is earned thereon. The inability of a Fund to make intended security purchases due to settlement problems could cause a Fund to miss attractive investment opportunities. Inability to dispose of a portfolio security due to settlement problems could result in losses to a Fund due to subsequent declines in value of the portfolio security or, if a Fund has entered into a contract to sell the security, could result in liability to the purchaser.

         Since each Fund may invest in securities denominated in currencies other than the U.S. dollar and since each Fund may hold foreign currencies, a Fund may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rates between such currencies and the U.S. dollar. Changes in the currency exchange rates may influence the value of each Fund's shares, and also may affect the value of dividends and interest earned by that Fund and gains and losses realized by that Fund. Exchange rates are determined by the forces of supply and demand in the foreign exchange markets. These forces are affected by the international balance of payments, other economic and financial conditions, government intervention, speculation and other factors.

         In addition to purchasing foreign securities, each Fund may invest in ADRs. Generally, ADRs, in registered form, are denominated in U.S. dollars and are designed for use in the domestic market. Usually issued by a U.S. bank or trust company, ADRs are receipts that demonstrate ownership of the underlying securities. For purposes of each Fund's investment policies and limitations, ADRs are considered to have the same classification as the securities underlying them. Each Fund may also invest in GDRs, which are receipts, often denominated in U.S. dollars, issued by either a U.S. or non-U.S. bank evidencing its ownership of the underlying foreign securities.

Illiquid Securities

         Value Trust and Total Return Trust each may invest up to 10% of its net assets in illiquid securities. American Leading Companies, Balanced Trust, Special Investment Trust and Small-Cap Value each may invest up to 15% of its net assets in illiquid securities. For this purpose, "illiquid securities" are those that cannot be disposed of within seven days for approximately the price at which the Fund values the security. Illiquid securities include repurchase agreements with terms of greater than seven days and restricted securities other than those the adviser to a Fund has determined are liquid pursuant to guidelines established by each Fund's Board of Directors.

         Restricted securities may be sold only in privately negotiated transactions, pursuant to a registration statement filed under the Securities Act of 1933, or pursuant to an exemption from registration. A Fund may be required to pay part or all of the costs of such registration, and a considerable period may elapse between the time a decision is made to sell a restricted security and the time the registration statement becomes effective. Judgment plays a greater role in valuing illiquid securities than those for which a more active market exists.

         SEC regulations permit the sale of certain restricted securities to qualified institutional buyers. The investment adviser to each Fund, acting pursuant to guidelines established by such Fund's Board of Directors, may determine that certain restricted securities qualified for trading on this newly developing market are liquid. If the market does not develop as anticipated, restricted securities in each Fund's portfolio may adversely affect that Fund's liquidity.

Debt Securities

         The ratings of Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's ("S&P") represent the opinions of those agencies. Such ratings are relative and subjective, and are not absolute standards of quality. Unrated debt securities are not necessarily of lower quality than rated securities, but they may not be attractive to as many buyers. A description of the ratings assigned to corporate debt obligations by Moody's and S&P is included in Appendix A.

         In addition to ratings assigned to individual bond issues, each adviser will analyze interest rate trends and developments that may affect individual issuers, including factors such as liquidity, profitability and asset quality. The yields on bonds and other debt securities in which a Fund invests are dependent on a variety of factors, including general money market conditions, general conditions in the bond market, the financial conditions of the issuer, the size of the offering, the maturity of the obligation and its rating. There may be a wide variation in the quality of bonds, both within a particular classification and between classifications. A bond issuer's obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of bond holders or other creditors of an issuer; litigation or other conditions may also adversely affect the power or ability of bond issuers to meet their obligations for the payment of principal and interest. Regardless of rating levels, all debt securities considered for purchase (whether rated or unrated) are analyzed by each Fund's adviser to determine, to the extent possible, that the planned investment is sound.

         If a security rated A or above at the time of purchase by American Leading Companies is subsequently downgraded to a rating below A, LMFA will consider that fact in determining whether to dispose of the security, but will dispose of it if necessary to insure that no more than 5% of net assets are invested in debt securities rated below A. If one rating agency has rated a security A or better and another agency has rated it below A, LMFA may rely on the higher rating in determining to purchase or retain the security on behalf of American Leading Companies. Bonds rated A may be given a "+" or "-" by the rating agency. The Fund considers bonds denominated A, A+ or A- to be included in the rating A.

Convertible Securities

         A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities ordinarily provide a stream of income with generally higher yields than those of common stocks of the same or similar issuers, but lower than the yield of non-convertible debt. Convertible securities are usually subordinated to comparable-tier nonconvertible securities but rank senior to common stock in a corporation's capital structure.

         The value of a convertible security is a function of (1) its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege and (2) its worth, at market value, if converted into the underlying common stock. The price of a convertible security often reflects variations in the price of the underlying common stock in a way that non-convertible debt does not. A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument, which may be less than the ultimate conversion value.

         Many convertible securities are rated below investment grade or, if unrated, are considered of comparable quality. American Leading Companies does not intend to purchase any convertible securities rated below BB by S&P or below Ba by Moody's or, if unrated, deemed by LMFA to be of comparable quality. Moody's describes securities rated Ba as having "speculative elements; their future cannot be considered well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class."

         If an investment grade security purchased by Value Trust, Total Return Trust or Special Investment Trust is subsequently given a rating below investment grade, LMFA will consider that fact in determining whether to retain that security in that Fund's portfolio, but is not required to dispose of it.

When-Issued Securities

         Each Fund may enter into commitments to purchase securities on a when-issued basis. When a Fund purchases securities on a when-issued basis, it assumes the risks of ownership at the time of the purchase, not at the time of receipt. However, the Fund does not have to pay for the obligations until they are delivered to it. This is normally seven to 15 days later, but could be longer. Use of this practice would have a leveraging effect on the Fund.

         American Leading Companies does not currently expect that its commitment to purchase when-issued securities will at any time exceed, in the aggregate, 5% of its net assets.

         To meet its payment obligation under a when-issued commitment, a Fund will establish a segregated account with its custodian and maintain cash or appropriate liquid securities, in an amount at least equal in value to that Fund's commitments to purchase when-issued securities.

         A Fund may sell the securities underlying a when-issued purchase, which may result in capital gains or losses.

Covered Call Options

         Each Fund may write covered call options on securities in which it is authorized to invest. Because it can be expected that a call option will be exercised if the market value of the underlying security increases to a level greater than the exercise price, a Fund might write covered call options on securities generally when the adviser believes that the premium received by the Fund will exceed the extent to which the market price of the underlying security will exceed the exercise price. The strategy may be used to provide limited protection against a decrease in the market price of the security, in an amount equal to the premium received for writing the call option less any transaction costs. Thus, in the event that the market price of the underlying security held by a Fund declines, the amount of such decline will be offset wholly or in part by the amount of the premium received by the Fund. If, however, there is an increase in the market price of the underlying security and the option is exercised, the Fund would be obligated to sell the security at less than its market value. A Fund would give up the ability to sell the portfolio securities used to cover the call option while the call option was outstanding. In addition, a Fund could lose the ability to participate in an increase in the value of such securities above the exercise price of the call option because such an increase would likely be offset by an increase in the cost of closing out the call option.


         If a Fund desires to close out its obligation under a call option it has sold, it will have to purchase an offsetting option. The value of an option position will reflect, among other things, the current market price of the underlying security, futures contract or currency, the time remaining until expiration, the relationship of the exercise price to the market price, the historical price volatility of the underlying security, and general market conditions. Accordingly, when the price of the security rises toward the strike price of the option, the cost of offsetting the option will negate to some extent the benefit to the Fund of the price increase of the underlying security. For this reason, the successful use of options as an income strategy depends upon the adviser's ability to forecast the direction of price fluctuations in the underlying market or market sector.




         Each Fund may write exchange-traded options. The ability to establish and close out positions on the exchange is subject to the maintenance of a liquid secondary market. Although a Fund intends to write only those exchange-traded options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market will exist for any particular option at any specific time. With respect to options written by a Fund, the inability to enter into a closing transaction may result in material losses to the Fund. For example, because the Fund must maintain a covered position with respect to any call option it writes on a security, the Fund may not sell the underlying security during the period it is obligated under such option. This requirement may impair the Fund's ability to sell a portfolio security or make an investment at a time when such a sale or investment might be advantageous.

         A Fund will not enter into an options position that exposes it to an obligation to another party unless it owns an offsetting ("covering") position in securities or other options. A Fund will comply with guidelines established by the SEC with respect to coverage of these strategies by mutual funds, and, if the guidelines so require, will set aside cash and/or appropriate liquid securities in a segregated account with its custodian in the amount prescribed, as marked-to-market daily. Securities positions used for cover and securities held in a segregated account cannot be sold or closed out while the strategy is outstanding, unless they are replaced with similar assets. As a result, there is a possibility that the use of cover or segregation involving a large percentage of the Fund's assets could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

Indexed Securities

         Indexed securities are securities whose prices are indexed to the prices of securities indexes, currencies or other financial statistics. Indexed securities typically are debt securities or deposits whose value at maturity and/or coupon rate is determined by reference to a specific instrument or statistic. The performance of indexed securities fluctuates (either directly or inversely, depending upon the instrument) with the performance of the index, security, currency or other instrument to which they are indexed and may also be influenced by interest rate changes in the U.S. and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their value may substantially decline if the issuer's creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations and certain U.S. government agencies. The U.S. Treasury recently issued securities whose principal value is indexed to the Consumer Price Index (also known as "Treasury Inflation-Protection Securities"). The Funds will only purchase indexed securities of issuers which its adviser determines present minimal credit risks and will monitor the issuer's creditworthiness during the time the indexed security is held. The adviser will use its judgment in determining whether indexed securities should be treated as short-term instruments, bonds, stock or as a separate asset class for purposes of each Fund's investment allocations, depending on the individual characteristics of the securities. Each Fund currently does not intend to invest more than 5% of its net assets in indexed securities. Indexed securities may fluctuate according to a multiple of changes in the underlying instrument and, in that respect, have a leverage-like effect on a Fund.

The following information applies to Balanced Trust:

Mortgage-Related Securities

         Mortgage-related securities represent an ownership interest in a pool of residential mortgage loans. These securities are designed to provide monthly payments of interest, and in most instances, principal to the investor. The mortgagor's monthly payments to his/her lending institution are "passed-through" to investors such as the Fund. Most issuers or poolers provide guarantees of payments, regardless of whether or not the mortgagor actually makes the payment. The guarantees made by issuers or poolers are backed by various forms of credit, insurance and collateral. They may not extend to the full amount of the pool.

         Pools consist of whole mortgage loans or participations in loans. The majority of these loans are made to purchasers of one- to four-family homes. The terms and characteristics of the mortgage instruments are generally uniform within a pool but may vary among pools. For example, in addition to fixed-rate, fixed-term mortgages, a Fund may purchase pools of variable-rate mortgages, growing-equity mortgages, graduated-payment mortgages and other types.

         All poolers apply standards for qualification to lending institutions which originate mortgages for the pools. Poolers also establish credit standards and underwriting criteria for individual mortgages included in the pools. In addition, many mortgages included in pools are insured through private mortgage insurance companies.

         The majority of mortgage-related securities currently available are issued by governmental or government-related organizations formed to increase the availability of mortgage credit. The largest government-sponsored issuer of mortgage-related securities is the Government National Mortgage Association ("GNMA"). GNMA certificates ("GNMAs") are interests in pools of loans insured by the Federal Housing Administration or by the Farmer's Home Administration ("FHA"), or guaranteed by the Veterans Administration ("VA"). Fannie Mae and Freddie Mac each issue pass-through securities which are guaranteed as to principal and interest by Fannie Mae and Freddie Mac, respectively.


         The average life of mortgage-related securities varies with the maturities and the nature of the underlying mortgage instruments, as well as with market interest rates. For example, GNMAs tend to have a longer average life than Freddie Mac participation certificates ("PCs") because there is a tendency for the conventional and privately-insured mortgages underlying Freddie Mac PCs to repay at faster rates than the FHA and VA loans underlying GNMAs. In addition, the term of a security may be shortened by unscheduled or early payments of principal and interest on the underlying mortgages. The occurrence of mortgage pre-payments is affected by various factors, including the level of interest rates, general economic conditions, the location and age of the mortgaged property and other social and demographic conditions.

         In determining the dollar-weighted average maturity of the fixed income portion of the portfolio, Bartlett & Co. ("Bartlett"), investment adviser to Balanced Trust, will follow industry practice in assigning an average life to the mortgage-related securities of the Fund unless the interest rate on the mortgages underlying such securities is such that Bartlett believes a different prepayment rate is likely. For example, where a GNMA has a high interest rate relative to the market, that GNMA is likely to have a shorter overall maturity than a GNMA with a market rate coupon. Moreover, Bartlett may deem it appropriate to change the projected average life for a Fund's mortgage-related security as a result of fluctuations in market interest rates and other factors.

         Quoted yields on mortgage-related securities are typically based on the maturity of the underlying instruments and the associated average life assumption. Actual prepayment experience may cause the yield to differ from the average life yield. Reinvestment of the prepayments may occur at higher or lower interest rates than the original investment, thus affecting the yield of the Fund. The compounding effect from the reinvestments of monthly payments received by the Fund will increase the yield to shareholders compared to bonds that pay interest semi-annually.

         Like other debt securities, the value of mortgage-related securities will tend to rise when interest rates fall, and fall when rates rise. The value of mortgage-related securities may also change because of changes in the market's perception of the creditworthiness of the organization that issued or guaranteed them. In addition, the mortgage securities market in general may be adversely affected by changes in governmental regulation or tax policies.

Municipal Obligations

         The municipal obligations in which the Fund may invest include municipal leases and participation interests therein. These obligations, which may take the form of a lease, an installment purchase or a conditional sales contract, are issued by state and local governments and authorities to acquire land and a wide variety of equipment and facilities, such as fire and sanitation vehicles, telecommunications equipment and other capital assets. Rather than holding such obligations directly, the Fund may purchase a participation interest in a municipal lease obligation from a bank or other third party. A participation interest gives the Fund a specified, undivided pro-rata interest in the total amount of the obligation.

         Municipal lease obligations have risks distinct from those associated with general obligation or revenue bonds. State constitutions and statutes set forth requirements that states or municipalities must meet to incur debt. These may include voter referenda, interest rate limits or public sale requirements. Leases, installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting their constitutional and statutory requirements for the issuance of debt. The debt-issuance limitations are deemed inapplicable because of the inclusion in many leases and contracts of "non-appropriation" clauses providing that the governmental user has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis.

         In determining the liquidity of a municipal lease obligation, Bartlett will distinguish between simple or direct municipal leases and municipal lease-backed securities, the latter of which may take the form of a lease-backed revenue bond or other investment structure using a municipal lease-purchase agreement as its base. While the former may present special liquidity issues, the latter are based on a well established method of securing payment of a municipal obligation. The Fund's investment in municipal lease obligations and participation interests therein will be treated as illiquid unless Bartlett determines, pursuant to guidelines established by the Board of Directors, that the security could be disposed of within seven days in the normal course of business at approximately the amount at which the Fund has valued the security.

         An issuer's obligations under its municipal obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Bankruptcy Code, and laws that may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations. There is also the possibility that as a result of litigation or other conditions the power or ability of issuers to meet their obligations for the payment of interest and principal on their municipal obligations may be materially and adversely affected.


         The United States Supreme Court has held that Congress may subject the interest on municipal obligations to federal income tax. It can be expected that, as in the past, proposals will be introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on municipal obligations. Proposals also may be introduced in state legislatures which could affect the state tax treatment of the Fund's distributions. If any such proposals were enacted, the availability of municipal obligations for investment by the Fund and the value of its assets could be materially and adversely affected.


The following information applies to Value Trust, Total Return Trust, Special Investment Trust, Balanced Trust and Small-Cap Value:

Futures Contracts

         Each Fund may from time to time purchase or sell futures contracts. In the purchase of a futures contract, the purchaser agrees to buy a specified underlying instrument at a specified future date. In the sale of a futures contract, the seller agrees to sell the underlying instrument at a specified future date. The price at which the purchase or sale will take place is fixed at the time the contract is entered into. Some currently available contracts are based on specific securities, such as U.S. Treasury bonds or notes, and some are based on indexes of securities such as S&P 500. Futures contracts can be held until their delivery dates, or can be closed out before then, if a liquid secondary market is available. A futures contract is closed out by entering into an opposite position in an identical futures contract (for example, by purchasing a contract on the same instrument and with the same delivery date as a contract the party had sold) at the current price as determined on the futures exchange.

         As the purchaser or seller of a futures contract, a Fund would not be required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, the Fund would be required to deposit with its custodian, in the name of the futures broker (known as a futures commission merchant, or "FCM"), a percentage of the contract's value. This amount, which is known as initial margin, generally equals 10% or less of the value of the futures contract. Unlike margin in securities transactions, initial margin on futures contracts does not involve borrowing to finance the futures transactions. Rather, initial margin is in the nature of a good faith deposit or performance bond, and would be returned to that Fund when the futures position is terminated, after all contractual obligations have been satisfied. Initial margin may be maintained either in cash or appropriate liquid securities.

         The value of a futures contract tends to increase and decrease with the value of the underlying instrument. The purchase of a futures contract will tend to increase exposure to positive and negative price fluctuations in the underlying instrument in the same manner as if the underlying instrument had been purchased directly. By contrast, the sale of a futures contract will tend to offset both positive and negative market price changes.

         As the contract's value fluctuates, payments known as variation margin or maintenance margin are made to or received from the FCM. If the contract's value moves against the Fund, (i.e., the Fund's futures position declines in value), the Fund may be required to make payments to the FCM, and, conversely, the Fund may be entitled to receive payments from the FCM if the value of the Fund's futures position increases. This process is known as "marking-to-market" and takes place on a daily basis. Variation margin does not involve borrowing to finance the futures transactions, but rather represents a daily settlement of the Fund's obligations to or from a clearing organization.

Options on Securities, Indexed Securities and Futures Contracts

         PURCHASING PUT OR CALL OPTIONS By purchasing a put (or call) option, a Fund obtains the right (but not the obligation) to sell (or buy) the underlying instrument at a fixed strike price. The option's underlying instrument may be a specific security, an indexed security or a futures contract. The option may give the Fund the right to sell (or buy) only on the option's expiration date, or may be exercisable at any time up to and including that date. In return for this right, the Fund pays the current market price for the option (known as the option premium).

         A Fund may terminate its position in an option it has purchased by allowing the option to expire, closing it out in the secondary market at its current price, if a liquid secondary market exists, or by exercising it. If the option is allowed to expire, the Fund will lose the entire premium paid.

         WRITING PUT OR CALL OPTIONS By writing a put (or call) option, a Fund takes the opposite side of the transaction from the option's purchaser (or seller). In return for receipt of the premium, the Fund assumes the obligation to pay the strike price for the option's underlying instrument (or to sell or deliver the option's underlying instrument) if the other party to the option chooses to exercise it. When writing an option on a futures contract, a Fund will be required to make margin payments to an FCM as described above for futures contracts.

         Before exercise, a Fund may seek to terminate its position in an option it has written by closing out the option in the secondary market at its current price. If the secondary market is not liquid for an option the Fund has written, however, the Fund must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to set aside assets to cover its position.

Over-the-counter and Exchange-traded Options

         Each Fund may purchase and write both over-the-counter ("OTC") and exchange-traded options. Exchange-traded options in the United States are issued by a clearing organization affiliated with the exchange on which the option is listed which, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts between a Fund and its contra-party with no clearing organization guarantee. Thus, when a Fund purchases an OTC option, it relies on the dealer from which it has purchased the OTC option to make/take delivery of the securities underlying the option. Failure by the dealer to do so would result in the loss of the premium paid by the Fund, as well as the loss of the expected benefit of the transaction. Currently, options on debt securities are primarily traded on the OTC market. Exchange markets for options on debt securities exist, but the ability to establish and close out positions on the exchanges is subject to the maintenance of a liquid secondary market.

         Value Trust and Total Return Trust each may invest up to 10% and Special Investment Trust, Balanced Trust and Small-Cap Value may invest up to 15% of its assets in illiquid securities. The term "illiquid securities" includes purchased OTC options. Assets used as cover for OTC options written by the Fund also will be deemed illiquid securities, unless the OTC options are sold to qualified dealers who agree that the Fund may repurchase any OTC options it writes for a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC option subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

Cover for Options and Futures Strategies

         No Fund will use leverage in its hedging strategies involving options and futures contracts. Each Fund will hold securities, options or futures positions whose values are expected to offset ("cover") its obligations under the transactions. No Fund will enter into hedging strategies involving options and futures contracts that expose the Fund to an obligation to another party unless it owns either (i) an offsetting ("covered") position in securities, options or futures contracts or (ii) has cash, receivables and liquid debt securities with a value sufficient at all times to cover its potential obligations. Each Fund will comply with guidelines established by the SEC with respect to coverage of these strategies by mutual funds and, if the guidelines so require, will set aside cash and/or appropriate liquid securities in a segregated account with its custodian in the amount prescribed. Securities, options or futures contracts used for cover and securities held in a segregated account cannot be sold or closed out while the strategy is outstanding, unless they are replaced with similar assets. As a result, there is a possibility that the use of cover or segregation involving a large percentage of a Fund's assets could impede the portfolio management or the Fund's ability to meet redemption requests or other current obligations.

Risks of Futures and Related Options Trading

         Successful use of futures contracts and related options depends upon the ability of the adviser to assess movements in the direction of overall securities and interest rates, which requires different skills and techniques than assessing the value of individual securities. Moreover, futures contracts relate not to the current price level of the underlying instrument, but to the anticipated price level at some point in the future; trading of stock index futures may not reflect the trading of the securities that are used to formulate the index or even actual fluctuations in the index itself. There is, in addition, the risk that movements in the price of the futures contract will not correlate with the movements in the prices of the securities being hedged. Price distortions in the marketplace, such as result from increased participation by speculators in the futures market, may also impair the correlation between movements in the prices of futures contracts and movements in the prices of the hedged securities. If the price of the futures contract moves less than the price of securities that are subject to the hedge, the hedge will not be fully effective; however, if the price of the securities being hedged has moved in an unfavorable direction, a Fund normally would be in a better position than if it had not hedged at all. If the price of securities being hedged has moved in a favorable direction, this advantage may be partially offset by losses on the futures position.

         Options have a limited life and thus can be disposed of only within a specific time period. Positions in futures contracts may be closed out only on an exchange or board of trade that provides a secondary market for such futures contracts. Although each Fund intends to purchase and sell futures only on exchanges or boards of trade where there appears to be a liquid secondary market, there is no assurance that such a market will exist for any particular contract at any particular time. In such event, it may not be possible to close a futures position and, in the event of adverse price movements, the Fund would continue to be required to make variation margin payments.

         Purchasers of options on futures contracts pay a premium in cash at the time of purchase which, in the event of adverse price movements, could be lost. Sellers of options on futures contracts must post initial margin and are subject to additional margin calls that could be substantial in the event of adverse price movements. In addition, a Fund's activities in the futures markets may result in a higher portfolio turnover rate and additional transaction costs in the form of added brokerage commissions. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

         The exchanges may impose limits on the amount by which the price of a futures contract or related option is permitted to change in a single day. If the price of a contract moves to the limit for several consecutive days, a Fund may be unable during that time to close its position in that contract and may have to continue making payments of variation margin. A Fund may also be unable to dispose of securities or other instruments being used as "cover" during such a period.

Risks of Options Trading

         The success of each Fund's option strategies depends on many factors, the most significant of which is the adviser's ability to assess movements in the overall securities and interest rate markets.

         The exercise price of the options may be below, equal to or above the current market value of the underlying securities or indexes. Purchased options that expire unexercised have no value. Unless an option purchased by a Fund is exercised or unless a closing transaction is effected with respect to that position, the Fund will realize a loss in the amount of the premium paid and any transaction costs.

         A position in an exchange-listed option may be closed out only on an exchange that provides a secondary market for identical options. Although each Fund intends to purchase or write only those exchange-traded options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market will exist for any particular option at any specific time. Closing transactions with respect to OTC options may be effected only by negotiating directly with the other party to the option contract. Although each Fund will enter into OTC options with dealers capable of entering into closing transactions with the Fund, there can be no assurance that a Fund will be able to liquidate an OTC option at a favorable price at any time prior to expiration. In the event of insolvency of the contra-party, a Fund may be unable to liquidate or exercise an OTC option, and could suffer a loss of its premium. Also, the contra-party, although solvent, may refuse to enter into closing transactions with respect to certain options, with the result that a Fund would have to exercise those options which it has purchased in order to realize any profit. With respect to options written by a Fund, the inability to enter into a closing transaction may result in material losses to that Fund. For example, because each Fund must maintain a covered position with respect to any call option it writes on a security or index, a Fund may not sell the underlying security or currency (or invest any cash, government securities or short-term debt securities used to cover an index option) during the period it is obligated under the option. This requirement may impair a Fund's ability to sell a portfolio security or make an investment at a time when such a sale or investment might be advantageous.

         Options on indexes are settled exclusively in cash. If a Fund writes a call option on an index, the Fund will not know in advance the difference, if any, between the closing value of the index on the exercise date and the exercise price of the call option itself, and thus will not know the amount of cash payable upon settlement. In addition, a holder of an index option who exercises it before the closing index value for that day is available runs the risk that the level of the underlying index may subsequently change.

         Each Fund's activities in the options markets may result in higher portfolio turnover rates and additional brokerage costs.

Additional Limitations on Futures and Options

         As a non-fundamental policy, each Fund will write a put or call on a security only if (a) the security underlying the put or call is permitted by the investment policies of that Fund, and (b) the aggregate value of the securities underlying the calls or obligations underlying the puts determined as of the date the options are sold does not exceed 25% of that Fund's net assets.

         Under regulations adopted by the Commodity Futures Trading Commission ("CFTC"), futures contracts and related options may be used by each Fund (a) for hedging purposes, without quantitative limits, and (b) for other purposes to the extent that the amount of margin deposit on all such non-hedging futures contacts owned by the Fund, together with the amount of premiums paid by that Fund on all such non-hedging options held on futures contracts, does not exceed 5% of the market value of that Fund's net assets.

         The foregoing limitations, as well as those set forth in the prospectus regarding each Fund's use of futures and related options transactions, do not apply to options attached to, or acquired or traded together with their underlying securities, and do not apply to securities that incorporate features similar to options, such as rights, certain debt securities and indexed securities.

         The above limitations on each Fund's investments in futures contracts and options may be changed as regulatory agencies permit. However, each Fund will not modify the above limitations to increase its permissible futures and options activities without supplying additional information, as appropriate, in a current Prospectus or Statement of Additional Information.

Forward Currency Contracts

         Each Fund may use forward currency contracts to protect against uncertainty in the level of future exchange rates. No Fund will speculate with forward currency contracts or foreign currencies.

         Each Fund may enter into forward currency contracts with respect to specific transactions. For example, when a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when a Fund anticipates the receipt in a foreign currency of dividend or interest payments on a security that it holds, the Fund may desire to "lock-in" the U.S. dollar price of the security or the U.S. dollar equivalent of such payment, as the case may be, by entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars or foreign currency, of the amount of foreign currency involved in the underlying transaction. A Fund will thereby be able to protect itself against a possible loss resulting from an adverse change in the relationship between the currency exchange rates during the period between the date on which the security is purchased or sold, or on which the payment is declared, and the date on which such payments are made or received.

         Each Fund also may use forward currency contracts in connection with portfolio positions to lock-in the U.S. dollar value of those positions or to shift the Fund's exposure to foreign currency fluctuations from one country to another. For example, when the adviser believes that the currency of a particular foreign country may suffer a substantial decline relative to the U.S. dollar or another currency, it may enter into a forward currency contract to sell the amount of the former foreign currency approximating the value of some or all of a Fund's securities denominated in such foreign currency. This investment practice generally is referred to as "cross-hedging" when another foreign currency is used.

         At or before the maturity date of a forward currency contract requiring a Fund to sell a currency, the Fund may either sell a portfolio security and use the sale proceeds to make delivery of the currency or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Fund will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. Similarly, a Fund may close out a forward currency contract requiring it to purchase a specified currency by entering into a second contract entitling it to sell the same amount of the same currency on the maturity date of the first contract. A Fund would realize a gain or loss as a result of entering into such an offsetting forward currency contract under either circumstance to the extent the exchange rate or rates between the currencies involved moved between the execution dates of the first contract and the offsetting contract.

         The precise matching of the forward contract amount and the value of the securities involved will not generally be possible because the future value of such securities in a foreign currency will change as a consequence of market movements in the value of those securities between the date the forward currency contract is entered into and the date it matures. Accordingly, it may be necessary for a Fund to purchase additional foreign currency on the spot (i.e., cash) market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver under the forward contract and the decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency a Fund is obligated to deliver under the forward contract. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Forward currency contracts involve the risk that anticipated currency movements will not be accurately predicted, causing a Fund to sustain losses on these contracts and transaction costs. Each Fund may enter into forward contracts or maintain a net exposure to such contracts only if (1) the consummation of the contracts would not obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's portfolio securities or other assets denominated in that currency or (2) the Fund maintains cash, U.S. government securities or other appropriate liquid securities in a segregated account in an amount not less than the value of the Fund's total assets committed to the consummation of the contract.

         The cost to a Fund of engaging in forward currency contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because forward currency contracts are usually entered into on a principal basis, no fees or commissions are involved. Each Fund will deal only with banks, broker/dealers or other financial institutions which the adviser deems to be of high quality and to present minimum credit risk. The use of forward currency contracts does not eliminate fluctuations in the prices of the underlying securities each Fund owns or intends to acquire, but it does fix a rate of exchange in advance. In addition, although forward currency contracts limit the risk of loss due to a decline in the value of the hedged currencies, at the same time they limit any potential gain that might result should the value of the currencies increase.

         Although each Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. Each Fund may convert foreign currency from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

For each Fund:

Portfolio Lending

         Each Fund may lend portfolio securities to brokers or dealers in corporate or government securities, banks or other recognized institutional borrowers of securities, provided that cash or equivalent collateral, equal to at least 100% of the market value of the securities loaned, is continuously maintained by the borrower with the Fund. During the time portfolio securities are on loan, the borrower will pay the Fund an amount equivalent to any dividends or interest paid on such securities, and the Fund may invest the cash collateral and earn income, or it may receive an agreed upon amount of interest income from the borrower who has delivered equivalent collateral. These loans are subject to termination at the option of the Fund or the borrower. Each Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or equivalent collateral to the borrower or placing broker. Each Fund does not have the right to vote securities on loan, but would terminate the loan and regain the right to vote if that were considered important with respect to the investment. The risks of securities lending are similar to those of repurchase agreements. Each Fund presently does not intend to lend more than 5% of its portfolio securities at any given time.

Repurchase Agreements

         Repurchase agreements are usually for periods of one week or less, but may be for longer periods. The Funds will not enter into repurchase agreements of more than seven days' duration if more than 15% of net assets (with respect to American Leading Companies, Balanced Trust, Special Investment Trust and Small-Cap Value) or more than 10% of net assets (with respect to Value Trust and Total Return Trust) would be invested in such agreements and other illiquid investments. To the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, a Fund might suffer a loss. If bankruptcy proceedings are commenced with respect to the seller of the security, realization upon the collateral by a Fund could be delayed or limited. However, each Fund has adopted standards for the parties with whom it may enter into repurchase agreements, including monitoring by each Fund's adviser of the creditworthiness of such parties which the Fund's Board of Directors believes are reasonably designed to assure that each party presents no serious risk of becoming involved in bankruptcy proceedings within the time frame contemplated by the repurchase agreement.

         When a Fund enters into a repurchase agreement, it will obtain as collateral from the other party securities equal in value to 102% of the amount of the repurchase agreement (or 100%, if the securities obtained are U.S. Treasury bills, notes or bonds). Such securities will be held by a custodian bank or an approved securities depository or book-entry system.

                           ADDITIONAL TAX INFORMATION

         The following is a general summary of certain federal tax considerations affecting each Fund and its shareholders. Investors are urged to consult their own tax advisers for more detailed information and for information regarding any federal, state or local taxes that might be applicable to them.

General

         Each Fund (which is treated as a separate corporation for federal income tax purposes) intends to qualify for treatment as a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended ("Code"). In order to do so, each Fund must distribute annually to its shareholders at least 90% of its investment company taxable income (generally, net investment income plus any net short-term capital gain and any net gains from certain foreign currency transactions) ("Distribution Requirement") and must meet several additional requirements. For each Fund, these requirements include the following: (1) at least 90% of the Fund's gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from options, futures or forward currency contracts) derived with respect to its business of investing in securities or those currencies ("Income Requirement"); (2) at the close of each quarter of the Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, with those other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of that Fund's total assets and that does not represent more than 10% of the issuer's outstanding voting securities; and (3) at the close of each quarter of the Fund's taxable year, not more than 25% of the value of its total assets may be invested in the securities (other than U.S. government securities or the securities of other RICs) of any one issuer.

         Each Fund will be subject to a nondeductible 4% excise tax ("Excise Tax") to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts.

         Dividends and interest received by each Fund, and gains realized thereby, may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the total return on its securities. Tax conventions between certain countries and the United States may reduce or eliminate these foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.

Dividends and Other Distributions

         Dividends and other distributions declared by a Fund in December of any year and payable to its shareholders of record on a date in that month will be deemed to have been paid by the Fund and received by the shareholders on December 31 if the distributions are paid by the Fund during the following January. Accordingly, those distributions will be taxed to shareholders for the year in which that December 31 falls.

         A portion of the dividends from each Fund's investment company taxable income (whether paid in cash or reinvested in Fund shares) may be eligible for the dividends-received deduction allowed to corporations. The eligible portion for any Fund may not exceed the aggregate dividends received by that Fund for the taxable year from domestic corporations. However, dividends received by a corporate shareholder and deducted by it pursuant to the dividends-received deduction are subject indirectly to the federal alternative minimum tax. Distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss) made by each Fund do not qualify for the dividends-received deduction.

         If Fund shares are sold at a loss after being held for six months or less, the loss will be treated as a long-term, instead of a short-term, capital loss to the extent of any capital gain distributions received on those shares.

Passive Foreign Investment Companies


         Each Fund may invest in the stock of "passive foreign investment companies" ("PFICs"). A PFIC is a foreign corporation -- other than a "controlled foreign corporation" (i.e., a foreign corporation in which, on any day during its taxable year, more than 50% of the total voting power of all voting stock therein or the total value of all stock therein is owned, directly, indirectly, or constructively, by "U.S. shareholders," defined as U.S. persons that individually own, directly, indirectly, or constructively, at least 10% of that voting power) as to which a Fund is a U.S. shareholder -- that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, a Fund will be subject to federal income tax on a portion of any "excess distribution" received on the stock of a PFIC or of any gain on disposition of that stock (collectively "PFIC income"), plus interest thereon, even if the Fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Fund's investment company taxable income and, accordingly, will not be taxable to it to the extent that income is distributed to its shareholders.


         If a Fund invests in a PFIC and elects to treat the PFIC as a "qualified electing fund" ("QEF"), then in lieu of the foregoing tax and interest obligation, the Fund would be required to include in income each year its pro rata share of the QEF's annual ordinary earnings and net capital gain -- which probably would have to be distributed by the Fund to satisfy the Distribution Requirement and avoid imposition of the Excise Tax -- even if those earnings and gain were not distributed to the Fund by the QEF. In most instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof.

         Each Fund may elect to "mark-to-mark" its stock in any PFIC. "Marking-to-market," in this context, means including in ordinary income each taxable year the excess, if any, of the fair market value of the stock over a Fund's adjusted basis therein as of the end of that year. Pursuant to the election, a Fund also will be allowed to deduct (as an ordinary, not capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable yearend, but only to the extent of any net mark-to-market gains with respect to that stock included in income by the Fund for prior taxable years. A Fund's adjusted basis in each PFIC's stock subject to the election will be adjusted to reflect the amounts of income included and deductions taken thereunder. Regulations proposed in 1992 would provide a similar election with respect to the stock of certain PFICs.

Options, Futures, Forward Currency Contracts and Foreign Currencies

         The use of hedging instruments, such as writing (selling) and purchasing options and futures contracts and entering into forward currency contracts, involves complex rules that will determine for income tax purposes the amount, character and timing of recognition of the gains and losses each Fund realizes in connection therewith. Gains from the disposition of foreign currencies (except certain gains that may be excluded by future regulations) -- and gains from options derived by American Leading Companies, or from options, futures and forward currency contracts derived by each other Fund, with respect to its business of investing in securities or foreign currencies -- will qualify as permissible income under the Income Requirement.


         Certain futures and foreign currency contracts in which a Fund may invest will be subject to section 1256 of the Code ("section 1256 contracts"). Any section 1256 contracts held by a Fund at the end of each taxable year other than contracts with respect to which the Fund has made a "mixed straddle" election, must be "marked-to-market" (that is, treated as having been sold at that time for their fair market value), with the result that unrealized gains or losses will be treated as though they were realized. Sixty percent of any net gain or loss recognized on these deemed sales, and sixty percent of any net realized gain or loss on section 1256 contracts actually sold by the Fund during the year, will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss. That 60% portion will qualify for the reduced maximum tax rates on noncorporate taxpayers' net capital gain enacted by the Taxpayer Relief Act of 1997 -- 20% (10% for taxpayers in the 15% marginal tax bracket) for gain recognized on capital assets held for more than 18 months -- instead of the 28% rate in effect before that legislation, which now applies to gain recognized on capital assets held for more than one year but not more than 18 months. Section 1256 contracts also may be marked-to market for purposes of the Excise Tax.





         When a covered call option written (sold) by a Fund expires, the Fund realizes a short-term capital gain equal to the amount of the premium it received for writing the option. When a Fund terminates its obligations under such an option by entering into a closing transaction, the Fund realizes a short-term capital gain (or loss), depending on whether the cost of the closing transaction is less than (or exceeds) the premium received when the option was written. When a covered call option written by a Fund is exercised, the Fund is treated as having sold the underlying security, producing long-term or short-term capital gain or loss, depending on the holding period of the underlying security and whether the sum of the option price received upon the exercise plus the premium received when the option was written exceeds or is less than the basis of the underlying security.

         Code section 1092 (dealing with straddles) also may affect the taxation of options and futures contracts in which a Fund may invest. Section 1092 defines a "straddle" as offsetting positions with respect to personal property; for these purposes, options and futures contracts are personal property. Under section 1092, any loss from the disposition of a position in a straddle generally may be deducted only to the extent the loss exceeds the unrealized gain on the offsetting position(s) of the straddle; in addition, these rules may apply to postpone the recognition of loss that otherwise would be recognized under the mark-to-market rules discussed above. The regulations under section 1092 also provides certain "wash sale" rules, which apply to transactions where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, and "short sale" rules applicable to straddles. If a Fund makes certain elections, the amount, character, and timing of recognition of gains and losses from the affected straddle positions would be determined under rules that vary according to the elections made. Because only a few of the regulations implementing the straddle rules have been promulgated, the tax consequences to the Funds of straddle transactions are not entirely clear.


         If a Fund has an "appreciated financial position" -- generally, an interest (including an interest through an option, futures or forward currency contract or short sale) with respect to any stock, debt instrument (other than "straight debt") or partnership interest the fair market value of which exceeds its adjusted basis -- and enters into a "constructive sale" of the same or substantially similar property, the Fund will be treated as having made an actual sale thereof, with the result that gain will be recognized at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract or futures or forward currency contract entered into by a Fund or a related person with respect to the same or substantially similar property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially similar property will be deemed a constructive sale.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION


         Each Fund offers two classes of shares, known as Primary Shares and Navigator Shares. Primary Shares are available from Legg Mason, certain of its affiliates and unaffiliated entities having an agreement with Legg Mason. Navigator Shares are currently offered for sale only to Institutional Clients, to qualified retirement plans managed on a discretionary basis and having net assets of at least $200 million, and to any qualified retirement plan of Legg Mason, Inc. or of any of its affiliates. Navigator Shares may not be purchased by individuals directly, but Institutional Clients may purchase shares for Customer Accounts maintained for individuals. Primary Shares are available to all other investors.


Future First Systematic Investment Plan and Transfer of Funds from Financial Institutions

         If you invest in Primary Shares, the Prospectus for those shares explains that you may buy Primary Shares through the Future First Systematic Investment Plan. Under this plan you may arrange for automatic monthly investments in Primary Shares of $50 or more by authorizing Boston Financial Data Services ("BFDS"), each Fund's transfer agent, to transfer funds each month from your Legg Mason account or from your checking account to be used to buy Primary Shares at the per share net asset value determined on the day the funds are sent from your bank. You will receive a quarterly account statement. You may terminate the Future First Systematic Investment Plan at any time without charge or penalty. Forms to enroll in the Future First Systematic Investment Plan are available from any Legg Mason or affiliated office.

         Investors in Primary Shares may also buy Primary Shares through a plan permitting transfers of funds from a financial institution. Certain financial institutions may allow the investor, on a pre-authorized basis, to have $50 or more automatically transferred monthly for investment in shares of a Fund to:

                      Legg Mason Wood Walker, Incorporated
                                Funds Processing
                                  P.O. Box 1476

                         Baltimore, Maryland 21203-1476

If the investor's check is not honored by the institution it is drawn on, the investor may be subject to extra charges in order to cover collection costs. These charges may be deducted from the investor's shareholder account.

Systematic Withdrawal Plan

          If you own Primary Shares with a net asset value of $5,000 or more, you may also elect to make systematic withdrawals from your Fund account of a minimum of $50 on a monthly basis. The amounts paid to you each month are obtained by redeeming sufficient shares from your account to provide the withdrawal amount that you have specified. The Systematic Withdrawal Plan is not currently available for shares held in an Individual Retirement Account ("IRA"), Simplified Employee Pension Plan ("SEP"), Savings Incentive Match Plan for Employees ("SIMPLE") or other qualified retirement plan. You may change the monthly amount to be paid to you without charge not more than once a year by notifying Legg Mason or the affiliate with which you have an account. Redemptions will be made at the Primary Shares' net asset value per share determined as of the close of regular trading of the New York Stock Exchange ("Exchange") (normally 4:00 p.m., eastern time) ("close of the Exchange") on the first day of each month. If the Exchange is not open for business on that day, the shares will be redeemed at the per share net asset value determined as of the close of regular trading of the Exchange on the preceding business day. The check for the withdrawal payment will usually be mailed to you on the next business day following redemption. If you elect to participate in the Systematic Withdrawal Plan, dividends and other distributions on all Primary Shares in your account must be automatically reinvested in Primary Shares. You may terminate the Systematic Withdrawal Plan at any time without charge or penalty. Each Fund, its transfer agent, and Legg Mason also reserve the right to modify or terminate the Systematic Withdrawal Plan at any time.

         Withdrawal payments are treated as a sale of shares rather than as a dividend or other distribution. These payments are taxable to the extent that the total amount of the payments exceeds the tax basis of the shares sold. If the periodic withdrawals exceed reinvested dividends and distributions, the amount of your original investment may be correspondingly reduced.

         Ordinarily, you should not purchase additional shares of the Fund in which you have an account if you maintain a Systematic Withdrawal Plan, because you may incur tax liabilities in connection with such purchases and withdrawals. No Fund will knowingly accept purchase orders from you for additional shares if you maintain a Systematic Withdrawal Plan unless your purchase is equal to at least one year's scheduled withdrawals. In addition, if you maintain a Systematic Withdrawal Plan you may not make periodic investments under the Future First Systematic Investment Plan.

Other Information Regarding Redemption

         The date of payment for redemption may not be postponed for more than seven days, and the right of redemption may not be suspended, by a Fund or its distributor except (i) for any period during which the Exchange is closed (other than for customary weekend and holiday closings), (ii) when trading in markets the Fund normally utilizes is restricted, or an emergency, as defined by rules and regulations of the SEC, exists, making disposal of the Fund's investments or determination of its net asset value not reasonably practicable, or (iii) for such other periods as the SEC by regulation or order may permit for protection of each Fund's shareholders. In the case of any such suspension, you may either withdraw your request for redemption or receive payment based upon the net asset value next determined after the suspension is lifted.

         Each Fund reserves the right, under certain conditions, to honor any request or combination of requests for redemption from the same shareholder in any 90-day period, totaling $250,000 or 1% of the net assets of the Fund, whichever is less, by making payment in whole or in part in securities valued in the same way as they would be valued for purposes of computing the Fund's net asset value per share. If payment is made in securities, a shareholder should expect to incur brokerage expenses in converting those securities into cash and will be subject to fluctuation in the market price of those securities until they are sold. Each Fund does not redeem "in kind" under normal circumstances, but would do so where the adviser determines that it would be in the best interests of the Fund's shareholders as a whole.

                            VALUATION OF FUND SHARES

         Net asset value of a Fund share is determined daily for each Class as of the close of the Exchange, on every day the Exchange is open, by dividing the value of the total assets attributable to that Class, less liabilities attributable to that Class, by the number of shares of that Class outstanding. Pricing will not be done on days when the Exchange is closed. The Exchange currently observes the following holidays: New Year's Day, Presidents' Day, Martin Luther King, Jr. Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving, and Christmas. As described in the Prospectuses, securities for which market quotations are readily available are valued at current market value. Securities traded on an exchange or the NASDAQ Stock Market securities are normally valued at last sale prices. Other over-the-counter securities, and securities traded on exchanges for which there is no sale on a particular day (including debt securities), are valued at the mean of latest closing bid and asked prices. Securities with remaining maturities of 60 days or less are valued at amortized cost. Securities and other assets quoted in foreign currencies will be valued in U.S. dollars based on the currency exchange rates prevailing at the time of the valuation. All other securities are valued at fair value as determined by or under the direction of the appropriate Fund's Board of Directors. Premiums received on the sale of call options are included in the net asset value of each Class, and the current market value of options sold by a Fund will be subtracted from net assets of each Class.

                             PERFORMANCE INFORMATION

         The following tables show the value, as of the end of each fiscal year, of a hypothetical investment of $10,000 made in each Fund at commencement of operations of each class of Fund shares. The tables assume that all dividends and other distributions are reinvested in each respective Fund. They include the effect of all charges and fees applicable to the respective class of shares the Fund has paid. (There are no fees for investing or reinvesting in the Funds imposed by the Funds, and there are no redemption fees.) They do not include the effect of any income tax that an investor would have to pay on distributions. Performance data is only historical, and is not intended to indicate any Fund's future performance.

VALUE TRUST:

PRIMARY SHARES

                            Value of Original Shares Plus    Value of Shares
                            Shares Obtained Through          Acquired Through Reinvestment
                            Reinvestment of Capital Gain     of Income Dividends
Fiscal Year                 Distributions                                                     Total Value
---------------------------------------------------------------------------------------------------------
1983*                       $16,160                          $   241                         $ 16,401

1984                         18,870                              555                           19,425

1985                         23,583                            1,100                           24,683

1986                         32,556                            1,954                           34,510

1987                         35,503                            2,421                           37,924

1988                         32,268                            2,461                           34,729

1989                         37,650                            3,459                           41,109

1990                         39,891                            4,399                           44,290

1991                         37,701                            5,313                           43,014

1992                         44,210                            7,204                           51,414

1993                         50,184                            8,819                           59,003

1994                         52,789                            9,548                           62,337

1995                         57,817                           10,610                           68,427

1996                         82,356                           14,870                           97,226

1997                        110,379                           19,502                          129,881

1998                        172,947                           28,814                          201,761
----                        -------                           ------                          -------


* April 16, 1982 (commencement of operations) to March 31, 1983.

NAVIGATOR SHARES


                            Value of Original Shares Plus    Value of Shares
                            Shares Obtained Through          Acquired Through Reinvestment
                            Reinvestment of Capital Gain     of Income
Fiscal Year                 Distributions                    Dividends                        Total Value
---------------------------------------------------------------------------------------------------------
1995*                       $10,805                          $    6                           $10,811

1996                         15,249                             268                            15,517

1997                         20,323                             619                            20,942

1998                         31,713                           1,146                            32,859
                             ------                           -----                            ------


* December 1, 1994 (commencement of operations) to March 31, 1995.

         With respect to Primary Shares, if the investor had not reinvested dividends and other distributions, the total value of the hypothetical investment as of March 31, 1998 would have been $100,180, and the investor would have received a total of $24,717 in distributions. With respect to Navigator Shares, if the investor had not reinvested dividends and other distributions, the total value of the hypothetical investment as of March 31, 1998 would have been $26,951, and the investor would have received a total of $3,314 in distributions. If the Adviser had not waived certain fees in the 1983-1998 fiscal years, returns would have been lower.

TOTAL RETURN TRUST:

PRIMARY SHARES


                            Value of Original Shares Plus Shares     Value of Shares
                            Obtained Through Reinvestment of         Acquired Through Reinvestment
Fiscal Year                 Capital Gain Distributions               of Income Dividends              Total Value
-----------------------------------------------------------------------------------------------------------------
1986*                       $10,780                                       -                           $10,780

1987                         11,673                                  $  211                            11,884

1988                         10,295                                     380                            10,675

1989                         11,690                                     603                            12,293

1990                         11,875                                     846                            12,721

1991                         11,499                                   1,216                            12,715

1992                         13,885                                   1,830                            15,715

1993                         16,234                                   2,605                            18,839

1994                         16,637                                   3,064                            19,701

1995                         16,593                                   3,482                            20,075

1996                         21,342                                   5,194                            26,536

1997                         26,102                                   6,890                            32,992

1998                         37,430                                   9,565                            46,995
                             ------                                   -----                            ------


* November 21, 1985 (commencement of operations) to March 31, 1986.

NAVIGATOR SHARES


                            Value of Original Shares Plus    Value of Shares
                            Shares Obtained Through          Acquired Through Reinvestment
                            Reinvestment of Capital Gain     of Income
Fiscal Year                 Distributions                    Dividends                        Total Value
---------------------------------------------------------------------------------------------------------
1995*                       $10,203                          $  160                           $10,363

1996                         13,106                             668                            13,774

1997                         15,989                           1,321                            17,310

1998                         22,606                           2,311                            24,917
                             ------                           -----                            ------


* December 1, 1994 (commencement of operations) to March 31, 1995.

         With respect to Primary Shares, if the investor had not reinvested dividends and other distributions, the total value of the hypothetical investment as of March 31, 1998 would have been $24,630, and the investor would have received a total of $8,751 in distributions. With respect to Navigator Shares, if the investor had not reinvested dividends and other distributions, the total value of the hypothetical investment as of March 31, 1998 would have been $19,460, and the investor would have received a total of $3,609 in distributions. If the Adviser had not waived certain fees in the 1986-

1995 fiscal years, returns would have been lower.

SPECIAL INVESTMENT TRUST:

PRIMARY SHARES



                            Value of Original Shares Plus Shares         Value of Shares
                            Obtained Through Reinvestment of Capital     Acquired Through Reinvestment
Fiscal Year                 Gain Distributions                           of Income Dividends              Total Value
---------------------------------------------------------------------------------------------------------------------
1986*                       $11,530                                           -                           $11,530

1987                         13,051                                      $    23                           13,074

1988                         11,107                                          113                           11,220

1989                         12,982                                          144                           13,126

1990                         14,890                                          253                           15,143

1991                         17,777                                          615                           18,392

1992                         21,249                                          905                           22,154

1993                         23,528                                          953                           24,481

1994                         28,511                                        1,197                           29,708

1995                         26,707                                        1,108                           27,815

1996                         34,291                                        1,442                           35,733

1997                         38,345                                        1,526                           39,871

1998                         54,898                                        2,070                           56,968
                             ------                                        -----                           ------


* December 30, 1985 (commencement of operations) to March 31, 1986.

NAVIGATOR SHARES


                            Value of Original Shares Plus
                            Shares Obtained Through          Value of Shares
                            Reinvestment of Capital Gain     Acquired Through Reinvestment
Fiscal Year                 Distributions                    of Income Dividends              Total Value
---------------------------------------------------------------------------------------------------------
1995*                       $10,481                             -                             $10,481

1996                         13,489                          $121                              13,610

1997                         15,224                           129                              15,353

1998                         21,996                           177                              22,173
                             ------                           ---                              ------


* December 1, 1994 (commencement of operations) to March 31, 1995.

         With respect to Primary Shares, if the investor had not reinvested dividends and other distributions, the total value of the hypothetical investment as of March 31, 1998 would have been

$36,020, and the investor would have received a total of $7,987 in distributions. With respect to Navigator Shares, if the investor had not reinvested dividends and other distributions, the total value of the hypothetical investment as of March 31, 1998 would have been $19,424, and the investor would have received a total of $1,858 in distributions. If the Adviser had not waived certain fees in the 1986-1998 fiscal years, returns would have been lower.


AMERICAN LEADING COMPANIES:

PRIMARY SHARES


                                                                    Value of Shares
                            Value of Original Shares Plus Shares    Acquired Through
                            Obtained Through Reinvestment of        Reinvestment of Income
Fiscal Year                 Capital Gain Distributions              Dividends                    Total Value
------------------------------------------------------------------------------------------------------------
1994*                       $ 9,690                                 $  24                        $ 9,714

1995                         10,180                                   140                         10,320

1996                         12,230                                   283                         12,513

1997                         15,242                                   366                         15,608

1998                         20,658                                   442                         21,100
                             ------                                   ---                         ------


* September 1, 1993 (commencement of operations) to March 31, 1994.

NAVIGATOR SHARES


                            Value of Original Shares Plus         Value of Shares
                            Shares Obtained Through               Acquired Through
                            Reinvestment of Capital Gain          Reinvestment of Income
Fiscal Year                 Distributions                         Dividends                      Total Value
------------------------------------------------------------------------------------------------------------
1997*                       $11,428                               $ 88                           $11,516

1998                         15,632                                108                            15,740
                             ------                                ---                            ------


* October 10, 1996 (commencement of operations) to March 31, 1997.

         With respect to Primary Shares, if the investor had not reinvested dividends and other distributions, the total value of the hypothetical investment as of March 31, 1998 would have been $17,780, and the investor would have received a total of $2,577 in distributions. With respect to Navigator Shares, if the investor had not reinvested dividends and other distributions, the total value of the hypothetical investment as of March 31, 1998 would have been $13,496, and the investor would have received a total of $1,831 in distributions. If the Adviser had not waived certain fees in the 1994-1998 fiscal years, returns would have been lower.

BALANCED TRUST:

PRIMARY SHARES



                            Value of Original Shares Plus           Value of Shares
                            Shares Obtained Through                 Acquired Through
                            Reinvestment of Capital Gain            Reinvestment of
Fiscal Year                 Distributions                           Income Dividends             Total Value
------------------------------------------------------------------------------------------------------------
1997*                       $10,160                                 $ 42                         $10,202

1998                         12,749                                  289                          13,038
                             ------                                  ---                          ------

* October 1, 1996 (commencement of operations) to March 31, 1997.

         If the investor had not reinvested dividends and other distributions, the total value of the hypothetical investment as of March 31, 1998 would have been $12,620, and the investor would have received a total of $373 in distributions. If the Adviser had not waived certain fees in the fiscal years ended March 31, 1997 and 1998, returns would have been lower.

         The table above is based only on Primary Shares of Balanced Trust. As of the date of this Statement of Additional Information, Navigator Shares of Balanced Trust have no performance history of their own.

         As of the date of this Statement of Additional Information, Small-Cap Value has no operating history.

Total Return Calculations

         Average annual total return quotes used in each Fund's advertising and other promotional materials ("Performance Advertisements") are calculated separately for each Class according to the following formula:

        P(1+T)_ =   ERV

where:  P                 =  a hypothetical initial payment of $1,000
        T                 =  average annual total return
        n                 =  number of years
        ERV               =  ending redeemable value of a
                             hypothetical $1,000 payment made at
                             the beginning of that period

         Under the foregoing formula, the time periods used in Performance Advertisements will be based on rolling calendar quarters, updated at least to the last day of the most recent quarter prior to submission of the Performance Advertisements for publication. Total return, or "T" in the formula above, is computed by finding the average annual change in the value of an initial $1,000 investment over the period. In calculating the ending redeemable value, all dividends and other distributions by a Fund are assumed to have been reinvested at net asset value on the reinvestment dates during the period.

         From time to time each Fund may compare the performance of a Class of Shares in advertising and sales literature to the performance of other investment companies, groups of investment companies or various market indices. One such market index is the S&P 500, a widely recognized, unmanaged index composed of the capitalization-weighted average of the prices of 500 of the largest publicly traded stocks in the U.S. The S&P 500 includes reinvestment of all dividends. It takes no account of the costs of investing or the tax consequences of distributions. The Funds invest in many securities that are not included in the S&P 500.

         Each Fund may also cite rankings and ratings, and compare the return of a Class with data published by Lipper Analytical Services, Inc. ("Lipper"), CDA Investment Technologies, Inc., Wiesenberger Investment Company Services, Value Line, Morningstar, and other services or publications that monitor, compare and/or rank the performance of investment companies. Each Fund may also refer in such materials to mutual fund performance rankings, ratings, comparisons with funds having similar investment objectives, and other mutual funds reported in independent periodicals, including, but not limited to, FINANCIAL WORLD, MONEY Magazine, FORBES, BUSINESS WEEK, BARRON'S, FORTUNE, THE KIPLINGER LETTERS, THE WALL STREET JOURNAL, and THE NEW YORK TIMES.

         Each Fund may compare the investment return of a Class to the return on certificates of deposit and other forms of bank deposits, and may quote from organizations that track the rates offered on such deposits. Bank deposits are insured by an agency of the federal government up to specified limits. In contrast, Fund shares are not insured, the value of Fund shares may fluctuate, and an investor's shares, when redeemed, may be worth more or less than the investor originally paid for them. Unlike the interest paid on many certificates of deposit, which remains at a specified rate for a specified period of time, the return of each Class of Shares will vary.

         Fund advertisements may reference the history of the distributor and its affiliates, the education and experience of the portfolio manager, and the fact that the portfolio manager engages in value investing. With value investing, the Adviser invests in those securities it believes to be undervalued in relation to the long-term earning power or asset value of their issuers. Securities may be undervalued because of many factors, including market decline, poor economic conditions, tax-loss selling, or actual or anticipated unfavorable developments affecting the issuer of the security. The Adviser believes that the securities of sound, well-managed companies that may be temporarily out of favor due to earnings declines or other adverse developments are likely to provide a greater total return than securities with prices that appear to reflect anticipated favorable developments and that are therefore subject to correction should any unfavorable developments occur.

         In advertising, each Fund may illustrate hypothetical investment plans designed to help investors meet long-term financial goals, such as saving for a child's college education or for retirement. Sources such as the Internal Revenue Service, the Social Security Administration, the Consumer Price Index and Chase Global Data and Research may supply data concerning interest rates, college tuitions, the rate of inflation, Social Security benefits, mortality statistics and other relevant information. Each Fund may use other recognized sources as they become available.

         Each Fund may use data prepared by Ibbotson Associates of Chicago, Illinois ("Ibbotson") to compare the returns of various capital markets and to show the value of a hypothetical investment in a capital market. Ibbotson relies on different indices to calculate the performance of common stocks, corporate and government bonds and Treasury bills.

         Each Fund may illustrate and compare the historical volatility of different portfolio compositions where the performance of stocks is represented by the performance of an appropriate market index, such as the S&P 500 and the performance of bonds is represented by a nationally recognized bond index, such as the Lehman Brothers Long-Term Government Bond Index.

         Each Fund may also include in advertising biographical information on key investment and managerial personnel.

         Each Fund may advertise examples of the potential benefits of periodic investment plans, such as dollar cost averaging, a long-term investment technique designed to lower average cost per share. Under such a plan, an investor invests in a mutual fund at regular intervals a fixed dollar amount thereby purchasing more shares when prices are low and fewer shares when prices are high. Although such a plan does not guarantee profit or guard against loss in declining markets, the average cost per share could be lower than if a fixed number of shares were purchased at the same intervals. Investors should consider their ability to purchase shares through periods of low price levels.

         Each Fund may discuss Legg Mason's tradition of service. Since 1899, Legg Mason and its affiliated companies have helped investors meet their specific investment goals and have provided a full spectrum of financial services. Legg Mason affiliates serve as investment advisers for private accounts and mutual funds with assets of more than $71.0 billion as of March 31, 1998.

         In advertising, each Fund may discuss the advantages of saving through tax-deferred retirement plans or accounts, including the advantages and disadvantages of "rolling over" a distribution from a retirement plan into an IRA, factors to consider in determining whether you qualify for such a rollover, and the other options available. These discussions may include graphs or other illustrations that compare the growth of a hypothetical tax-deferred investment to the after-tax growth of a taxable investment.

         Lipper Analytical Services, Inc., an independent rating service which measures the performance of most U.S. mutual funds, reported that Value Trust's total return of Primary Shares ranked 63 among 1800 general equity funds it measured during the one year ended April 30, 1998. For the five years ended April 30, 1998, Value Trust's total return ranked 2 among 677 equity funds and for the ten years ended April 30, 1998, Value Trust's total return ranked 32 among 359 general equity funds. Of course, there can be no assurance that results similar to those achieved by Value Trust in the past will be realized in future periods. Rankings may have been different if the adviser had not waived certain fees during the periods in question.

                 TAX-DEFERRED RETIREMENT PLANS - PRIMARY SHARES

         In general, income earned through the investment of assets of qualified retirement plans is not taxed to the beneficiaries of such plans until the income is distributed to them. Primary Share investors who are considering establishing an IRA, SEP, SIMPLE or other qualified retirement plan should consult their attorneys or other tax advisers with respect to individual tax questions. The option of investing in these plans with respect to Primary Shares through regular payroll deductions may be arranged with a Legg Mason or affiliated financial advisor and your employer. Additional information with respect to these plans is available upon request from Financial Advisor or Service Provider.




         Traditional IRA. Certain Primary Share investors may obtain tax advantages by establishing IRAs. Specifically, except as noted below, if neither you nor your spouse is an active participant in a qualified employer or government retirement plan, or if either you or your spouse is an active participant and your adjusted gross income does not exceed a certain level, then each of you may deduct cash contributions made to an IRA in an amount for each taxable year not exceeding the lesser of 100% of your earned income or $2,000. A married investor who is not an active participant in such a plan and files a joint income tax return with his or her spouse (and their combined adjusted gross income does not exceed $150,000) is not affected by the spouse's active participant status. In addition, if your spouse is not employed and you file a joint return, you may establish a separate IRA for your spouse and contribute up to a total of $4,000 to the two IRAs, provided that the contribution to either does not exceed $2,000. If your employer's plan qualifies as a SARSEP, permits voluntary contributions and meets certain other requirements, you may make voluntary contributions to that plan that are treated as deductible IRA contributions.



Even if you are not in one of the categories described in the preceding paragraph, you may find it advantageous to invest in Primary Shares through non-deductible IRA contributions, up to certain limits, because all dividends and other distributions on your Fund shares are then not immediately taxable to you or the IRA; they become taxable only when distributed to you. To avoid penalties, your interest in an IRA must be distributed, or start to be distributed, to you not later than the end of the taxable year in which you attain age 70 1/2. Distributions made before age 59 1/2, in addition to being taxable, generally are subject to a penalty equal to 10% of the distribution, except in the case of death or disability, where the distribution is rolled over into another qualified plan or certain other situations.

         Roth IRA. A shareholder whose adjusted gross income (or combined adjusted gross income with his or her spouse) does not exceed certain levels may establish and contribute up to $2,000 per tax year to a Roth IRA. In addition, for a shareholder whose adjusted gross income does not exceed $100,000 (or is not married filing a separate return), certain distributions from traditional IRAs may be rolled over to a Roth IRA and any of the shareholder's traditional IRAs may be converted to a Roth IRA; these rollover distributions and conversions are, however, subject to federal income tax.

         Contributions to a Roth IRA are not deductible; however, earnings accumulate tax-free in a Roth IRA, and withdrawals of earnings are not subject to federal income tax if the account has been held for at least five years (or in the case of earnings attributable to rollover contributions from or conversions of a traditional IRA, the rollover or conversion occurred more than five years before the withdrawal) and the account holder has reached age 59 1/2 (or certain other conditions apply).

         Education IRA. Although not technically for retirement savings, an Education IRA provides a vehicle for saving for a child's higher education. An Education IRA may be established for the benefit of any minor, and any person whose adjusted gross income does not exceed certain levels may contribute to an Education IRA, provided that no more than the maximum amount allowable under current law (currently $500) may be contributed for any year to Education IRAs for the same beneficiary. Contributions are not deductible and may not be made after the beneficiary reaches age 18; however, earnings accumulate tax-free, and withdrawals are not subject to tax if used to pay the qualified higher education expenses of the beneficiary (or transferred to an Education IRA of a qualified family member).





Simplified Employee Pension Plan -- SEP

         Legg Mason makes available to corporate and other employers a SEP for investment in Primary Shares.

Savings Incentive Match Plan for Employees - SIMPLE

         An employer with no more than 100 employees that does not maintain another retirement plan instead may establish a SIMPLE either as separate IRAs or as part of a Code section 401(k) plan. A SIMPLE, which is not subject to the complicated nondiscrimination rules that generally apply to qualified retirement plans, will allow certain employees to make elective contributions of up to $6,000 per year and will require the employer to make either matching contributions up to 3% of each such employee's salary or a 2% nonelective contribution.



         Withholding at the rate of 20% is required for federal income tax purposes on certain distributions (excluding, for example, certain periodic payments) from the foregoing retirement plans (except IRAs and SEPs), unless the recipient transfers the distribution directly to an "eligible retirement plan" (including IRAs and other qualified plans) that accepts those distributions. Other distributions generally are subject to regular wage withholding at the rate of 10% (depending on the type and amount of the distribution), unless the recipient elects not to have any withholding apply. Primary Share investors should consult their plan administrator or tax advisor for further information.


                        THE FUNDS' DIRECTORS AND OFFICERS

         Each Fund's officers are responsible for the operation of the Fund under the direction of the Board of Directors. The officers and directors of the Funds and their principal occupations during the past five years are set forth below. An asterisk (*) indicates officers and/or directors who are "interested persons" of the Funds as defined by the 1940 Act. The business address of each officer and director is 100 Light Street, Baltimore, Maryland 21202, unless otherwise indicated.

         RAYMOND A. MASON* [9/28/36], Chairman of the Board and Director of Value Trust, Total Return Trust and Special Investment Trust; Chairman of the Board and President of Legg Mason, Inc. (financial services holding company); Director of Environmental Elements Corporation (manufacturer of pollution control equipment); Officer and/or Director of various other affiliates of Legg Mason.

         JOHN F. CURLEY, JR.* [7/24/39], President and Director of Value Trust, Total Return Trust and Special Investment Trust; Chairman of the Board and Director of Investors Trust; Retired Vice Chairman and Director of Legg Mason, Inc. and Legg Mason Wood Walker, Incorporated; Chairman of the Board and Director of three Legg Mason funds; Chairman of the Board, President and Trustee of one Legg Mason fund; Chairman of the Board and Trustee of one Legg Mason fund. Formerly: Director of Legg Mason Fund Adviser, Inc. and Western Asset Management Company (each a registered investment adviser); Officer and/or Director of various other affiliates of Legg Mason, Inc.

     RICHARD G. GILMORE [6/9/27], Director of each Fund; 948 Kennett Way, West Chester, Pennsylvania. Independent Consultant. Director of CSS Industries, Inc. (diversified holding company whose subsidiaries are engaged in the manufacture and sale of decorative paper products, business forms, and specialty metal packaging); Director of PECO Energy Company (formerly Philadelphia Electric Company); Director/Trustee of five other Legg Mason funds. Formerly: Senior Vice President and Chief Financial Officer of Philadelphia Electric Company (now PECO Energy Company); Executive Vice President and Treasurer, Girard Bank, and Vice President of its parent holding company, the Girard Company; and Director of Finance, City of Philadelphia.

         CHARLES F. HAUGH [12/27/25], Director of each Fund; 14201 Laurel Park Drive, Suite 104, Laurel, Maryland. Real Estate Developer and Investor; President and Director of Resource Enterprises, Inc. (real estate brokerage); Chairman of Resource Realty LLC (management of retail and office space); Partner in Greater Laurel Health Park Ltd. Partnership (real estate investment and development); Director/Trustee of five other Legg Mason funds.


         ARNOLD L. LEHMAN [7/18/44], Director of each Fund; Director of the Brooklyn Museum of Art; Director/Trustee of five other Legg Mason funds.
Formerly: Director of the Baltimore Museum of Art.



         JILL E. McGOVERN [8/29/44], Director of each Fund; 400 Seventh Street NW, Washington, DC. Chief Executive Officer of the Marrow Foundation. Director/Trustee of five other Legg Mason funds. Formerly: Executive Director of the Baltimore International Festival (January 1991 - March 1993); and
Senior  Assistant  to the President of The Johns Hopkins University (1986-1991).

         T. A. RODGERS [10/22/34], Director of each Fund; 2901 Boston Street, Baltimore, Maryland. Principal, T. A. Rodgers & Associates (management consulting); Director/Trustee of five other Legg Mason funds. Formerly:
Director and Vice President of Corporate Development, Polk Audio, Inc. (manufacturer of audio components).

         EDWARD A. TABER, III* [8/25/43], Director of each Fund; President of the Trust; Senior Executive Vice President of Legg Mason, Inc. and Legg Mason Wood Walker, Inc.; Vice Chairman and Director of Legg Mason Fund Adviser, Inc.; President and/or Director/Trustee of four Legg Mason funds.
Formerly: Executive Vice President of T. Rowe Price-Fleming International, Inc. (1986-1992) and Director of the Taxable Fixed Income Division at T. Rowe Price Associates, Inc. (1973-1992).

         The executive officers of the Funds, other than those who also serve as directors, are:

         MARIE K. KARPINSKI* [1/1/49], Vice President and Treasurer of each Fund; Treasurer of the Adviser; Vice President and Treasurer of six other Legg Mason funds; Vice President of Legg Mason.

         KATHI D. BAIR* [12/15/64], Secretary or Assistant Treasurer of each

Fund; Secretary/Assistant Treasurer of various other Legg Mason funds.

         SUSAN L. SILVA* [3/29/67], Assistant Secretary of each Fund; Assistant Secretary of one other Legg Mason fund; employee of Legg Mason since January 1994.

         The Nominating Committee of the Board of Directors is responsible for the selection and nomination of disinterested directors. The Committee is composed of Messrs. Haugh, Gilmore, Lehman, Rodgers and Dr. McGovern.

                  Officers and directors of a Fund who are "interested persons" of the Fund receive no salary or fees from the Fund. Each Director of a Fund who is not an interested person of the Fund ("Independent Directors") receives an annual retainer and a per meeting fee based on the average net assets of each Fund at December 31, of the previous year.

         On May 1, 1998, the directors and officers of each Fund beneficially owned in the aggregate less than 1% of that Fund's outstanding shares.

         On May 1, 1998, the Legg Mason Profit Sharing Plan and Trust, 7 East Redwood Street, Baltimore, MD 21202 owned of record and beneficially the following percentages of the outstanding shares of the Navigator Classes:

Navigator Class of Value Trust                                61.98%
Navigator Class of Total Return Trust                         99.09%
Navigator Class of Special Investment Trust                   99.21%

         On May 1, 1998, Wood County Trust Co, 181 2nd Street South, Wisconsin Rapids, WI 54494, owned of record and beneficially 8.14% of the outstanding shares of the Navigator Class of Value Trust. As of the same date, State Street Bank & Trust Company, Trustee for the NCR Savings Plan, One Enterprise Drive, North Quincy, MA, owned of record and beneficially 7.98% of the outstanding shares of the Navigator Class of Value Trust.

         As of the same date, SMICO & CO, P.O. Box 307, Smith Center, Kansas 66967, owned of record and beneficially 100% of the outstanding shares of the Navigator Class of American Leading Companies.

         The following table provides certain information relating to the compensation of the Funds' directors for the fiscal year ended March 31, 1998. None of the Legg Mason funds has any retirement plan for its directors.

COMPENSATION TABLE

                                                                                                TOTAL
                                                           AGGREGATE                            COMPENSATION
                    AGGREGATE           AGGREGATE          COMPENSATION       AGGREGATE         FROM EACH FUND
NAME OF PERSON      COMPENSATION FROM   COMPENSATION       FROM SPECIAL       COMPENSATION      AND FUND COMPLEX
AND POSITION        VALUE TRUST*        FROM TOTAL         INVESTMENT TRUST*  FROM INVESTORS    PAID TO
                                        RETURN TRUST*                         TRUST*            DIRECTORS**
----------------------------------------------------------------------------------------------------------------
Raymond A. Mason-
Chairman of the
Board
and Director        None                None               None               None              None
----------------------------------------------------------------------------------------------------------------
John F.
Curley, Jr. -
President and
Director            None                None               None               None              None
----------------------------------------------------------------------------------------------------------------
Edward A.
Taber, III -
Director            None                None               None               None              None
----------------------------------------------------------------------------------------------------------------
Richard G.          $3,600              $2,400             $2,700             $2,400            $29,400
Gilmore -
Director
----------------------------------------------------------------------------------------------------------------
Charles F. Haugh -  $3,600              $2,400             $2,700             $2,400            $29,400
Director
----------------------------------------------------------------------------------------------------------------
Arnold L. Lehman -  $3,600              $2,400             $2,700             $2,400            $29,400
Director
----------------------------------------------------------------------------------------------------------------
Jill E. McGovern -  $3,600              $2,400             $2,700             $2,400            $29,400
Director
----------------------------------------------------------------------------------------------------------------
T. A. Rodgers-      $3,600              $2,400             $2,700             $2,400            $29,400
Director
----------------------------------------------------------------------------------------------------------------


      * Represents fees paid to each director during the fiscal year ended March 31, 1998.

     ** Represents aggregate compensation paid to each director during the calendar year ended December 31, 1997. There are nine open-end investment companies in the Legg Mason Complex (with a total of seventeen funds).

                      THE FUNDS' INVESTMENT ADVISER/MANAGER

         LMFA, a Maryland Corporation, is located at 100 Light Street, Baltimore, Maryland 21202. LMFA is a wholly owned subsidiary of Legg Mason, Inc., which is also the parent of Legg Mason, Bartlett and

Legg Mason Capital Management, Inc. ("LMCM"). LMFA serves as manager and investment adviser to Value Trust, Total Return Trust, Special Investment Trust and American Leading Companies and as manager to Balanced Trust and Small-Cap Value under separate Management Agreements with each Fund ("Management Agreement"). The Management Agreement for Value Trust originally became effective as of April 19, 1982 and was last approved by the shareholders of Value Trust on July 20, 1984. The Management Agreement for Total Return Trust originally became effective as of August 5, 1985 and was last approved by the shareholders of Total Return Trust on July 17, 1986. The Management Agreement for Special Investment Trust originally became effective as of December 10, 1985 and was last approved by the shareholders of Special Investment Trust on July 17, 1986. The Management Agreement for American Leading Companies originally became effective as of August 2, 1993. The Management Agreement for Balanced Trust became effective on July 31, 1996. The Management Agreement for Small-Cap Value became effective on February 13, 1998.

         The Management Agreements for each Fund (other than Small-Cap Value) were most recently approved by each Fund's Board of Directors, including a majority of the directors who are not "interested persons" of the Fund or LMFA, on November 7, 1997. The Management Agreement for Small-Cap Value was approved by the Fund's Board of Directors, including a majority of the directors who are not "interested persons" of the Fund, Brandywine, or LMFA, on February 13, 1998.

         Each Management Agreement provides that, subject to overall direction by the Fund's Board of Directors, LMFA manages or oversees the investment and other affairs of each Fund. LMFA is responsible for managing each Fund consistent with the Fund's investment objective and policies described in its Prospectuses and this Statement of Additional Information. LMFA also is obligated to (a) furnish the Fund with office space and executive and other personnel necessary for the operation of each Fund; (b) supervise all aspects of each Fund's operations; (c) bear the expense of certain informational and purchase and redemption services to each Fund's shareholders; (d) arrange, but not pay for, the periodic updating of prospectuses, proxy material, tax returns and reports to shareholders and state and federal regulatory agencies; and (e) report regularly to each Fund's officers and directors. In addition, LMFA paid Value Trust's, Total Return Trust's and Special Investment Trust's organizational expenses and has agreed to reimburse Value Trust and Special Investment Trust for auditing fees and compensation of those Funds' independent directors. LMFA and its affiliates pay all compensation of directors and officers of each Fund who are officers, directors or employees of LMFA. Each Fund pays all of its expenses which are not expressly assumed by LMFA. These expenses include, among others, interest expense, taxes, brokerage fees and commissions, expenses of preparing and printing prospectuses, proxy statements and reports to shareholders and of distributing them to existing shareholders, custodian charges, transfer agency fees, distribution fees to Legg Mason, each Fund's distributor, compensation of the independent directors, legal and audit expenses, insurance expense, shareholder meetings, proxy solicitations, expenses of registering and qualifying Fund shares for sale under federal and state law, governmental fees and expenses incurred in connection with membership in investment company organizations. Each Fund also is liable for such nonrecurring expenses as may arise, including litigation to which the Fund may be a party. Each Fund may also have an obligation to indemnify its directors and officers with respect to litigation.

         LMFA receives for its services to each Fund a management fee, calculated daily and payable monthly. LMFA receives from Value Trust and Special Investment Trust a management fee at an annual rate of 1% of the average daily net assets of that Fund for the first $100 million of average daily net assets, 0.75% of average daily net assets between $100 million and $1 billion, and 0.65% of average daily net assets exceeding $1 billion. LMFA receives from Total Return Trust a management fee at an annual rate of 0.75% of the average daily net assets of that Fund. LMFA receives from American Leading Companies a management fee at an annual rate of 0.75% of the average daily net assets of that Fund. LMFA receives from Balanced Trust a management fee at an annual rate of 0.75% of the average daily net assets of that Fund. LMFA receives from Small-Cap Value a management fee at an annual rate of 0.85% of the average daily net assets of that Fund. LMFA has agreed to waive its fees for Total Return Trust, American Leading Companies, Balanced Trust and Small-Cap Value for expenses related to Primary Shares (exclusive of taxes, interest, brokerage and extraordinary expenses) in excess of the following amounts: for Total Return Trust and American Leading Companies, 1.95% of average net assets attributable to Primary Shares indefinitely; for Balanced Trust, 1.85% of average net assets attributable to Primary Shares until July 31, 1999; and for Small-Cap Value, 2.00% of average net assets attributable to Primary Shares until July 31, 1999. LMFA has agreed to waive its fees for Total Return Trust, American Leading Companies, Balanced Trust and Small-Cap Value for expenses related to Navigator Shares (exclusive of taxes, interest, brokerage and extraordinary expenses) in excess of the following amounts: for Total Return Trust and American Leading Companies, 0.95% of average net assets attributable to Navigator Shares indefinitely; for Balanced Trust, 1.10% of average net assets attributable to Navigator Shares until July 31, 1999; and for Small-Cap Value, 1.00% of average net assets attributable to Navigator Shares until July 31, 1999.

         For the fiscal years ended March 31, 1998, 1997 and 1996, management fees of $24,282,523, $13,199,924 and $9,588,819, respectively were received from Value Trust; $4,031,818, $2,404,297 and $1,768,271, respectively, were received from Total Return Trust; and $9,875,632, $7,272,943 and $5,696,555,
respectively, were received from Special Investment Trust.

         For the fiscal years ended March 31, 1998, 1997 and 1996, LMFA received management fees of $1,190,729 (prior to fees waived of $69,496), $643,329 (prior to fees waived of $94,059) and $515,120 (prior to fees waived of $170,819), respectively, from American Leading Companies.

         For the period October 1, 1996 (commencement of operations) to March 31, 1997, all management fees were waived by LMFA for Balanced Trust. For the fiscal year ended March 31, 1998, the LMFA received management fees of
$215,415(prior to fees waived of $83,278).      Under each Advisory Agreement or
(with respect to Balanced Trust and Small-Cap Value) Management Agreement, each Fund has the non-exclusive right to use the name "Legg Mason" until that Agreement is terminated, or until the right is withdrawn in writing by LMFA.

         LMCM, 100 Light Street, Baltimore, MD 21202, an affiliate of Legg Mason, also serves as an investment adviser to American Leading Companies pursuant to an Investment Advisory Agreement dated August 2, 1993, between LMCM and LMFA ("Advisory Agreement"). The Advisory Agreement was most recently approved by the Board of Directors, including a majority of the directors who are not "interested persons" (as that term is defined in the 1940 Act) of Investors Trust, LMFA or LMCM, on November 7, 1997. The Advisory Agreement was approved by Legg Mason Fund Adviser, Inc., as the Fund's sole shareholder, on August 2, 1993.

         Under the Advisory Agreement, LMCM may provide the Fund with research and investment advisory services for which LMFA (not the Fund) may pay a fee. Currently, LMCM is not providing any services to the Fund.


         For the fiscal years ended March 31, 1998, 1997 and 1996, LMFA paid $610,704, $219,733 and $137,720, respectively, to LMCM on behalf of the Fund for such services.


         Bartlett, 36 East Fourth Street, Cincinnati, Ohio 45202, an affiliate of Legg Mason, serves as investment adviser to Balanced Trust pursuant to an Investment Advisory Agreement dated July 31, 1996, between Bartlett and LMFA ("Advisory Agreement"). The Advisory Agreement was most recently approved by the Board of Directors, including a majority of the directors who are not "interested persons" (as that term is defined in the 1940 Act) of the Trust, Bartlett or LMFA, on November 7, 1997. The Advisory Agreement was approved by Legg Mason Fund Adviser, Inc., as the Fund's sole shareholder, on July 31, 1996.

         Under the Advisory Agreement, Bartlett is responsible, subject to the general supervision of LMFA and the Trust's Board of Directors, for the actual management of the Fund's assets, including responsibility for making decisions and placing orders to buy, sell or hold a particular security. For Bartlett's services to the Fund, LMFA (not the Fund) pays Bartlett a fee, computed daily and payable monthly, at an annual rate equal to 662/3% of the fee received by the Manager from the Fund, net of any waivers by LMFA.


         For the period October 1, 1996 (commencement of operations) to March 31, 1997, Bartlett waived its advisory fees on behalf of Balanced Trust. For the fiscal year ended March 31, 1998, Bartlett received $88,092 in advisory fees.


         Brandywine Asset Management, Inc. ("Brandywine"), 201 North Walnut Street, Wilmington, Delaware, an affiliate of Legg Mason, serves as investment adviser to Small-Cap Value pursuant to an Investment Advisory Agreement dated May 1, 1998, between Brandywine and LMFA ("Advisory Agreement"). The
Advisory Agreement was approved by Legg Mason Fund Adviser, Inc., as the Fund's sole shareholder, on May 29, 1998.

         Under the Advisory Agreement, Brandywine is responsible, subject to the general supervision of LMFA and Investors Trust's Board of Directors, for the actual management of the Fund's assets, including responsibility for making decisions and placing orders to buy, sell or hold a particular security. For Brandywine's services to the Fund, LMFA (not the Fund) pays Brandywine a fee, computed daily and payable monthly, at an annual rate equal to 0.50% of the Fund's average daily net assets or 58.8% of the fee received by LMFA from the Fund, net of any waivers by LMFA.

         Under each Advisory Agreement and (with respect to Balanced Trust and Small-Cap Value) Management Agreement, LMFA/LMCM/Bartlett/Brandywine will not be liable for any error of judgment or mistake of law or for any loss by a Fund in connection with the performance of the Advisory Agreement or Management Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties under the respective Agreement.

         Each Advisory Agreement and (with respect to Balanced Trust and Small-Cap Value) Management Agreement terminates automatically upon assignment and is terminable at any time without penalty by vote of the respective Fund's Board of Directors, by vote of a majority of the Fund's outstanding voting securities, or by LMFA/LMCM/Bartlett/Brandywine, on not less than 60 days' notice to the other party to the Agreement, and may be terminated immediately upon the mutual written consent of all parties to the Agreement.

         To mitigate the possibility that a Fund will be affected by personal trading of employees, each Corporation and LMFA have adopted policies that restrict securities trading in the personal accounts of portfolio managers and others who normally come into advance possession of information on portfolio transactions. These policies comply, in all material respects, with the recommendations of the Investment Company Institute.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

         The portfolio turnover rate is computed by dividing the lesser of purchases or sales of securities for the period by the average value of portfolio securities for that period. Short-term securities are excluded from the calculation. For the fiscal years ended March 31, 1998 and 1997, the portfolio turnover rates for Value Trust were 12.9% and 10.5%, respectively; the portfolio turnover rates for Total Return Trust were 20.6% and 38.4%, respectively; the portfolio turnover rates for Special Investment Trust were 29.8% and 29.2%, respectively; and the portfolio turnover rates for American Leading Companies were 51.4% and 55.7%, respectively. For the fiscal year ended March 31, 1998 and the period October 1, 1996 (commencement of operations) to March 31, 1997, the portfolio turnover rates for Balanced Trust were 34.5% and 5.1% (annualized), respectively.

         Under the Advisory Agreement with each Fund, each Fund's adviser is responsible for the execution of the Fund's portfolio transactions and must seek the most favorable price and execution for such transactions, subject to the possible payment, as described below, of higher brokerage commissions to brokers who provide research and analysis. Each Fund may not always pay the lowest commission or spread available. Rather, in placing orders for a Fund each Fund's adviser also takes into account such factors as size of the order, difficulty of execution, efficiency of the executing broker's facilities (including the services described below), and any risk assumed by the executing broker.

         Consistent with the policy of most favorable price and execution, each Fund's adviser may give consideration to research, statistical and other services furnished by brokers or dealers to each Fund's adviser for its use, may place orders with brokers who provide supplemental investment and market research and securities and economic analysis and may pay to these brokers a higher brokerage commission than may be charged by other brokers. Such services include, without limitation, advice as to the value of securities; the advisability of investing in, purchasing, or selling securities; advice as to the availability of securities or of purchasers or sellers of securities; and furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. Such research and analysis may be useful to each Fund's adviser in connection with services to clients other than the Fund whose brokerage generated the service. LMFA's/Bartlett's/Brandywine's fee is not reduced by reason of its receiving such brokerage and research services.

         From time to time each Fund may use Legg Mason as broker for agency transactions in listed and over-the-counter securities at commission rates and under circumstances consistent with the policy of best execution. Commissions paid to Legg Mason will not exceed "usual and customary brokerage commissions." Rule 17e-1 under the 1940 Act defines "usual and customary" commissions to include amounts which are "reasonable and fair compared to the commission, fee or other remuneration received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time." In the over-the-counter market, each Fund generally deals with responsible primary market-makers unless a more favorable execution can otherwise be obtained.

         For the fiscal years ended March 31, 1998, 1997 and 1996, Legg Mason received $3,120, $0 and $0 from Value Trust, $1,134, $0 and $0 from Total Return Trust, and $0, $0 and $16,563, respectively, from Special Investment Trust. Value Trust paid total brokerage commissions of $1,360,133, $693,443 and $347,670, respectively; Total Return Trust paid total brokerage commissions of $477,779, $386,786 and $235,364, respectively; and Special Investment Trust paid total brokerage commissions of $1,333,903, $1,066,917 and $698,545, respectively, during the fiscal years ended March 31, 1998, 1997 and 1996.

         For the fiscal years ended March 31, 1998, 1997 and 1996, American Leading Companies paid total brokerage commissions of $203,625, $120,631 and $61,067, respectively. Legg Mason received no brokerage commissions from American Leading Companies for the same periods.

         For the fiscal year ended March 31, 1998, Balanced Trust paid total brokerage commissions of $34,738. For the period October 1, 1996 (commencement of operations) to March 31, 1997, Balanced Trust paid total brokerage commissions of $23,144. Legg Mason received no brokerage commissions from Balanced Trust for the same periods.

         Except as permitted by SEC rules or orders, each Fund may not buy securities from, or sell securities to, Legg Mason or its affiliated persons as principal. Each Fund's Board of Directors has adopted procedures in conformity with Rule 10f-3 under the 1940 Act whereby the Fund may purchase securities that are offered in certain underwritings in which Legg Mason or any of its affiliated persons is a participant. These procedures, among other things, limit each Fund's investment in the amount of securities of any class of securities offered in an underwriting in which Legg Mason or any of its affiliated persons is a participant so that: a Fund together with all other registered investment companies having the same adviser, may not purchase more than 25% of the principal amount of the offering of such class . In addition, a Fund may not purchase securities during the existence of an underwriting if Legg Mason is the sole underwriter for those securities.

         Section 11(a) of the Securities Exchange Act of 1934 prohibits Legg Mason from executing transactions on an exchange for its affiliates, such as the Funds, unless the affiliate expressly consents by written contract. Each Fund's Advisory Agreement expressly provides such consent.

         Among the broker-dealers regularly used by each respective Fund during the fiscal year ended March 31, 1998, Value Trust at that date owned shares of the following parent companies: 1,654,000 shares of The Bear Stearns Companies, Inc. at a market value of $84,961,000; Total Return Trust at that date owned shares of the following parent companies: 397,000 shares of The Bear Stearns Companies, Inc. at a market value of $20,382,000; Special Investment Trust at that date owned shares of the following parent companies: 551,000 shares of The Bear Stearns Companies, Inc. at a market value of $28,320,000. American Leading Companies and Balanced Trust held no shares of their regular broker-dealers.

         Investment decisions for each Fund are made independently from those of other funds and accounts advised by LMFA, Bartlett or Brandywine. However, the same security may be held in the portfolios of more than one fund or account. When two or more accounts simultaneously engage in the purchase or sale of the same security, the prices and amounts will be equitably allocated to each account. In some cases, this procedure may adversely affect the price or quantity of the security available to a particular account. In other cases, however, an account's ability to participate in large-volume transactions may produce better executions and prices.

                             THE FUNDS' DISTRIBUTOR

         Legg Mason acts as distributor of the Funds' shares pursuant to a separate Underwriting Agreement with each Fund. The Underwriting Agreement obligates Legg Mason to promote the sale of Fund shares and to pay certain expenses in connection with its distribution efforts, including expenses for the printing and distribution of prospectuses and periodic reports used in connection with the offering to prospective investors (after the prospectuses and reports have been prepared, set in type and mailed to existing shareholders at the Fund's expense), and for supplementary sales literature and advertising costs.


         Fairfield Group, Inc., a wholly owned subsidiary of Legg Mason, Inc., with principal offices at 200 Gibraltar Road, Horsham, Pennsylvania, may act as a dealer for Navigator Shares pursuant to a Dealer Agreement with Legg Mason. Legg Mason and LMFA may make payments out of their own assets to Fairfield or others to support the distribution of Navigator Shares and shareholder servicing.


         Each Fund has adopted a Distribution and Shareholder Services Plan ("Plan") which, among other things, permits the Fund to pay Legg Mason fees for its services related to sales and distribution of Primary Shares and the provision of ongoing services to Primary Class shareholders. Payments are made only from assets attributable to Primary Shares. Under the Plans, the aggregate fees may not exceed an annual rate of each Fund's average daily net assets attributable to Primary Shares as follows: 1.00% for Total Return Trust, Special Investment Trust, American Leading Companies and Small-Cap Value; 0.75% for Balanced Trust and 0.95% for Value Trust. Distribution activities for which such payments may be made include, but are not limited to, compensation to persons who engage in or support distribution and redemption of Shares, printing of prospectuses and reports for persons other than existing shareholders, advertising, preparation and distribution of sales literature, overhead, travel and telephone expenses, all with respect to Primary Shares only.

         The Plans were most recently approved by the shareholders of Value Trust on July 20, 1984 and on July 17, 1986 for both the Total Return Trust and Special Investment Trust. The Plans were approved by Legg Mason Fund Adviser, Inc., as sole shareholder of: American Leading Companies, on August 2, 1993 and Balanced Trust, on October 7, 1996. The Plans of Value Trust, Total Return Trust and Special Investment Trust were amended, effective July 1, 1993, to make clear that, of the aggregate 1.00% fees with respect to Total Return Trust and Special Investment Trust, 0.75% is paid for distribution services and 0.25% is paid for ongoing services to shareholders; and with respect to Value Trust, 0.70% is paid for distribution services and 0.25% is paid for ongoing services to shareholders. The amendments also specify that each Fund may not pay more in cumulative distribution fees than 6.25% of total new gross assets attributable to Primary Shares, plus interest, as specified in the Rules of Fair Practice of the National Association of Securities Dealers, Inc. ("NASD"). Legg Mason may pay all or a portion of the fee to its financial advisors. Continuation of the Plans was most recently approved on November 7, 1997 by the Board of Directors of each respective Fund including a majority of the directors who are not "interested persons" of each Fund as that term is defined in the 1940 Act and who have no direct or indirect financial interest in the operation of the Plan or the Underwriting Agreement ("12b-1 Directors").


         With respect to Primary Shares, Legg Mason has also agreed to waive its fees for Total Return Trust, American Leading Companies, Balanced Trust and Small-Cap Value as described under "The Funds' Investment Adviser/Manager."


         In approving the establishment or continuation of each Plan, in accordance with the requirements of Rule 12b-1, the directors determined that there was a reasonable likelihood that each Plan would benefit the respective Fund and its Primary Class shareholders. The directors considered, among other things, the extent to which the potential benefits of the Plan to the Fund's Primary Class shareholders could offset the costs of the Plan; the likelihood that the Plan would succeed in producing such potential benefits; the merits of certain possible alternatives to the Plan; and the extent to which the retention of assets and additional sales of each Fund's Primary Shares would be likely to maintain or increase the amount of compensation paid by that Fund to the Adviser/Manager.


         In considering the costs of the Plans, the directors gave particular attention to the fact that any payments made by a Fund to Legg Mason under the Plan would increase the Fund's level of expenses in the amount of such payments. Further, the directors recognized that the Adviser/Manager would earn greater management fees if a Fund's assets were increased, because such fees are calculated as a percentage of a Fund's assets and thus would increase if net assets increase. The directors further recognized that there can be no assurance that any of the potential benefits described below would be achieved if the Plans were implemented.

         Among the potential benefits of the Plans, the directors noted that the payment of commissions and service fees to Legg Mason and its investment executives could motivate them to improve their sales efforts with respect to each Fund's Primary Shares and to maintain and enhance the level of services they provide to each Fund's Primary Class shareholders. These efforts, in turn, could lead to increased sales and reduced redemptions, eventually enabling each Fund to achieve economies of scale and lower per share operating expenses. Any reduction in such expenses would serve to offset, at least in part, the additional expenses incurred by each Fund in connection with its Plan. Furthermore, the investment management of each Fund could be enhanced, as net inflows of cash from new sales might enable its portfolio manager to take advantage of attractive investment opportunities, and reduced redemptions could eliminate the potential need to liquidate attractive securities positions in order to raise the funds necessary to meet the redemption requests.

         Each Plan will continue in effect only so long as it is approved at least annually by the vote of a majority of the Board of Directors, including a majority of the 12b-1 Directors, cast in person at a meeting called for the purpose of voting on the Plan. Each Plan may be terminated by a vote of a majority of the 12b-1 Directors or by a vote of a majority of the outstanding voting Primary Shares. Any change in a Plan that would materially increase the distribution cost to a Fund requires shareholder approval; otherwise the Plan may be amended by the directors, including a majority of the 12b-1 Directors, as previously described.

         In accordance with Rule 12b-1, each Plan provides that Legg Mason will submit to the Fund's Board of Directors, and the directors will review, at least quarterly, a written report of any amounts expended pursuant to the Plan and the purposes for which expenditures were made. In addition, as long as the Plan is in effect, the selection and nomination of the Independent Directors will be committed to the discretion of such Independent Directors.

         For the fiscal years ended March 31, 1998, 1997 and 1996, Value Trust paid Legg Mason $32,477,903, $16,863,796 and $11,760,195, respectively in distribution and service fees under the Plan, from assets attributable to Primary Shares. For the same fiscal years, Total Return Trust paid Legg Mason $5,232,873, $3,120,818 and $2,297,095, respectively; Special Investment Trust paid Legg Mason $12,733,789, $8,965,838 and $6,955,948, respectively; and
American Leading Companies paid Legg Mason $1,587,015, $857,522 and $686,826, respectively, in fees under the Plan. For the fiscal year ended March 31, 1998, Balanced Trust paid Legg Mason $215,415 in fees under the Plan and for the period October 1, 1996 (commencement of operations) to March 31, 1997, Balanced Trust paid distribution and service fees of $45,587 (prior to fees waived of $26,398).

         During the year ended March 31, 1998, Legg Mason incurred the following expenses with respect to Primary Shares:


                                                                  Special           American
                                              Total Return       Investment          Leading           Balanced
                              Value Trust         Trust            Trust            Companies           Trust
                              ------------------------------------------------------------------------------------
Compensation to sales
personnel                       $19,139,000       $2,961,000        $7,447,000          $892,000          $115,000

Advertising                        $265,000          $35,000           $35,000           $29,000           $54,000

Printing and mailing of
prospectuses to
prospective
shareholders                       $455,000         $142,000          $144,000          $126,000          $200,000

Other                            $5,817,000       $1,294,000        $3,443,000          $706,000          $418,000
                              ------------------------------------------------------------------------------------
Total expenses                  $25,676,000       $4,432,000       $11,069,000        $1,753,000          $787,000
                              ====================================================================================

         The foregoing are estimated and do not include all expenses fairly allocable to Legg Mason's or its affiliates' efforts to distribute Primary Shares.

        THE FUNDS' CUSTODIAN AND TRANSFER AND DIVIDEND-DISBURSING AGENT

         State Street Bank and Trust Company, P.O. Box 1713, Boston, Massachusetts 02105, serves as custodian of each Fund's assets. Boston Financial Data Services, P.O. Box 953, Boston, Massachusetts 02103, serves as transfer and dividend-disbursing agent, and administrator of various shareholder services. Legg Mason assists BFDS with certain of its duties as transfer agent and receives compensation from BFDS for its services. Shareholders who request an historical transcript of their account will be charged a fee based upon the number of years researched. Each Fund reserves the right, upon 60 days' written notice, to make other charges to investors to cover administrative costs.

                            THE FUNDS' LEGAL COUNSEL

         Kirkpatrick & Lockhart LLP, 1800 Massachusetts Ave., N.W., Washington, D.C. 20036, serves as counsel to each Fund.

                  THE FUNDS' INDEPENDENT ACCOUNTANTS/AUDITORS

         Coopers & Lybrand L.L.P., 250 W. Pratt Street, Baltimore, MD 21201,, has been selected by the Directors to serve as independent accountants for Value Trust, Total Return Trust and Special Investment Trust. Ernst & Young LLP, 2001 Market Street, Philadelphia, PA 19103, has been selected by the Directors to serve as independent auditors for Investors Trust.

                              FINANCIAL STATEMENTS

          The Statement of Net Assets as of March 31, 1998; the Statements of Operations for the year ended March 31, 1998; the Statements of Changes in Net Assets for the years ended March 31, 1998 and 1997; the Financial Highlights for all periods; the Notes to Financial Statements and the Report of the Independent Accountants, each with respect to Value Trust, Total Return Trust and Special Investment Trust, are included in the combined annual report for the year ended March 31, 1998, and are hereby incorporated by reference in this Statement of Additional Information.

         The Statement of Net Assets as of March 31, 1998; the Statements of Operations for the year ended March 31, 1998; the Statements of Changes in Net Assets for the years ended March 31, 1998 and 1997; the Financial Highlights for all periods; the Notes to Financial Statements and the Report of Independent Auditors, each with respect to American Leading Companies and Balanced Trust, are included in the combined annual report for the year ended March 31, 1998, and are hereby incorporated by reference in this Statement of Additional Information.

                                                                      Appendix A

                              RATINGS OF SECURITIES

DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC. ("MOODY'S") CORPORATE BOND
RATINGS:

         Aaa-Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa -Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

         A-Bonds which are rated A possess many favorable investment attributes and are to be considered upper-medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

         Baa-Bonds which are rated Baa are considered medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Ba-Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

         B- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or maintenance of other terms of the contract over any long period of time may be small.

         Caa-Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

         Ca- Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

         C-Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

DESCRIPTION OF STANDARD & POOR'S ("S&P") CORPORATE BOND RATINGS:

         AAA-This is the highest rating assigned by S&P to an obligation and indicates an extremely strong capacity to pay principal and interest.

         AA -Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

         A-Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

         BBB-Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

         BB, B, CCC, CC-Bonds rated BB, B, CCC and CC are regarded, on balance, as predominately speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposure to adverse conditions.

         D-Debt rated D is in default, and payment of interest and/or repayment of principal is in arrears.

                                TABLE OF CONTENTS

                                                                            PAGE

Additional Information About
     Investment Limitations and Policies
Additional Tax Information
Additional Purchase and Redemption
     Information
Valuation of Fund Shares
Performance Information
Tax-Deferred Retirement Plans - Primary Shares
The Funds' Directors and Officers
The Funds' Investment Adviser/Manager
Portfolio Transactions and Brokerage
The Funds' Distributor
The Funds' Custodian and Transfer and
     Dividend-Disbursing Agent
The Funds' Legal Counsel
The Funds' Independent Accountants/Auditors
Financial Statements
Appendix A

         No person has been authorized to give any information or to make any representations not contained in the Prospectuses or this Statement of Additional Information in connection with the offerings made by the Prospectuses and, if given or made, such information or representations must not be relied upon as having been authorized by any Fund or its distributor. The Prospectuses and the Statement of Additional Information do not constitute offerings by the Funds or by the distributor in any jurisdiction in which such offerings may not lawfully be made.

                      LEGG MASON WOOD WALKER, INCORPORATED
--------------------------------------------------------------------------------
                                100 LIGHT STREET
                                  P.O. BOX 1476
                         BALTIMORE, MARYLAND 21203-1476
                           (410)539-0000 (800)822-5544

                          Legg Mason Value Trust, Inc.

Part C.    Other Information
           -----------------

Item 24.   Financial Statements and Exhibits
           ---------------------------------


     (a) Financial Statements: The financial statements of Legg Mason Value Trust, Inc. for the year ended March 31, 1998 and the report of the independent accountants thereon are incorporated into the Fund's Statement of Additional Information (Part B) by reference to the Annual Report to Shareholders for the same period. The Fund's Financial Data Schedule appears as Exhibit 27.

     (b)   Exhibits
         (1)      (a)      Charter  (3)
                  (b)      Amendment to Charter (dated April 24, 1992) (3)
                  (c)      Articles Supplementary (dated August 1, 1994) (3)

                  (d) Articles Supplementary (dated August 8, 1997) - filed herewith

         (2)      (a)      By-Laws as Amended and Restated (3)
                  (b)      Amendment to By-Laws (effective February 19, 1992)
                           (3)

         (3)               Voting Trust Agreement - none
         (4)               Specimen Security -- not applicable

         (5)      (a)      Investment Advisory and Management Agreement (3)

         (6)      (a)      Amended Underwriting Agreement (1)
                  (b)      Dealer Agreement with respect to Navigator Shares (1)
         (7)               Bonus, profit sharing or pension plans - none

         (8)               Custodian Agreement (3)

                  (a)      Addendum dated February 9, 1988 (3)
                  (b)      Addendum dated February 25, 1988 (3)
                  (c)      Addendum dated August 12, 1988 (3)
                  (d)      Addendum dated May 28, 1996 (3)

          (9)     (a)      Transfer Agency and Service Agreement (3)

                  (b)      Credit Agreement (4)

         (10)              Opinion of Counsel (3)

         (11) Other opinions, appraisals, rulings and consents - Accountant's consent -- filed herewith
         (12)              Financial statements omitted from Item 23 - none

         (13)              Agreements for providing initial capital (3)

         (14)     (a)      Prototype IRA Plan (2)

                  (b)      Prototype Corporate Simplified Employee
                           Pension Plan (2)

                  (c)      Prototype SIMPLE Plan (2)

         (15)              Amended Plan pursuant to Rule 12b-1 (1)
         (16) Schedule for Computation of Performance Quotations -- filed herewith
         (17)              Financial Data Schedule -- filed herewith
         (18)              Plan Pursuant to Rule 18f-3 -- none

(1) Incorporated herein by reference to corresponding Exhibit of Post-Effective Amendment No. 22 to the initial Registration Statement, SEC File No. 2-75766, filed July 31, 1996.


(2) Incorporated herein by reference to corresponding Exhibit of Post-Effective Amendment No. 35 to Legg Mason Cash Reserve Trust's Registration Statement, SEC File No. 2-62218, filed December 31, 1997.

(3) Incorporated herein by reference to corresponding Exhibit of Post-Effective Amendment No. 24 to the Registration Statement, SEC File No. 2-75766, filed July 31, 1997.

(4) Incorporated herein by reference to corresponding Exhibit of Post-Effective Amendment No.13 to Legg Mason Global Trust, Inc.'s Registration Statement, SEC File No. 33-56672, filed April 30, 1998.


Item 25.   Persons Controlled By or Under Common Control with Registrant
           -------------------------------------------------------------

                  None.

Item 26.   Number of Holders of Securities
           -------------------------------


                                   Number of Record Holders
Title of Class                       (as of May 20, 1998)
--------------                     ------------------------


Shares of Capital Stock,
($.001 par value)

Legg Mason Value Trust, Inc. -

Primary Shares                            214,296
Navigator Value Trust                          60


Item 27.   Indemnification
           ---------------

         Article SEVENTH of the Registrant's Articles of Incorporation provides that: "The Corporation shall indemnify its present and past directors, officers, employees, and agents, and persons who are serving or have served at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or enterprise, to the maximum extent permitted by applicable law, in such manner as may be provided in the By-Laws; provided, that no director, officer, investment adviser or principal underwriter of the Corporation shall be indemnified against any liability to the Corporation or its stockholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. The Corporation may purchase insurance against any liability which may be asserted against or incurred by any director or officer in such capacity or arising out of his status as such (whether or not indemnification with respect to such liability is permitted under these Articles of Incorporation or any provision of law), as the Board of Directors may determine."

         Article VIII of the Registrant's By-laws provides: "The Corporation shall indemnify its past and present Directors, officers, employees, and agents, and persons who are serving or have served at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or enterprise, to the maximum extent provided and allowed by Md. Corp. and Assns. Code ss.2-418, as amended from time to time." "Notwithstanding anything herein to the contrary, no director, officer, investment adviser or principal underwriter of the Corporation shall be indemnified for any liability, whether or not there is an adjudication of liability, arising by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office or in performance of its contract. Subject to the limitation of any applicable law, the determination of whether or not there has been such disabling conduct may be determined by (1) a final decision on the merits by a court or other body before whom the proceeding was brought that such person to be indemnified was not liable by reason of such disabling conduct, or (2) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that such person to be indemnified was not liable by reason of such disabling conduct, by (i) the vote of a majority of a quorum of directors who are neither "interested persons", as defined in the Investment Company Act of 1940 ("disinterested directors") nor parties to the proceeding, or (ii) whether or not such quorum is obtainable, if a majority of a quorum of disinterested directors so directs, by an independent legal counsel in a written opinion."

         "Notwithstanding anything herein to the contrary, no expenses (including attorneys' fees) incurred by the Corporation's Directors and officers in any pending proceeding shall be paid by the Corporation in advance unless such person to be indemnified, or someone on his behalf, undertakes to repay the advance unless it is ultimately determined that he is entitled to indemnification and (1) such person provides security for his undertaking, (2) the Corporation is insured against losses arising by reason of any lawful advances, or (3) a majority of a quorum of the disinterested directors who are not parties to the proceeding, or an independent legal counsel (chosen by a majority of a quorum of disinterested directors) in a written opinion, shall determine, based upon a review of readily available facts, that there is reason to believe that such person will ultimately be entitled to indemnification."

         Pursuant to the Registrant's agreement with its principal underwriter, the Registrant has agreed to indemnify the underwriter from and against any and all claims, demands, liabilities and expenses (including the cost of investigating or defending such claims, demands or liabilities and any counsel fees incurred in connection therewith) which it or any controlling person may incur, under the Investment Company Act of 1940, or under common law or otherwise, arising out of or based upon any alleged untrue statement of a material fact contained in the Registrant's registration statement or prospectus or arising out of or based upon any alleged omission to state a material fact required to be stated in either thereof or necessary to make the statements in either thereof not misleading; provided, however, that the indemnity agreement, to the extent that it might require indemnity of any person who is a controlling person and who is also a director of the Registrant, may not inure to the benefit of such person unless a court of competent jurisdiction shall determine, or it shall have been determined by controlling precedent, that such result would not be against public policy as expressed in the Investment Company Act of 1940; and further provided that in no event shall anything contained in the indemnity agreement be so construed as to protect the underwriter against any liability to the Registrant or its security holders to which the underwriter would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence, in the performance of its duties, or by reason of its reckless disregard of any obligations and duties under the underwriting agreement.

         Pursuant to the Registrant's agency agreement with State Street Bank and Trust Company ("State Street"), as transfer and dividend disbursing agent, the Registrant has agreed to indemnify and hold State Street harmless from all loss, cost, damage and expense, including reasonable expenses for counsel, incurred by it in the performance of its duties under the agency agreement, or the functions of transfer agent and dividend disbursing agent, or as a result of acting upon any instruction believed by it to have been executed by a duly authorized officer of the Registrant; provided, that this indemnification shall not apply to actions or omissions of State Street in cases of its own willful misfeasance, bad faith, gross negligence or reckless disregard of its duties.

         Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 28.   Business and Other Connections of Manager and Investment Adviser
           ----------------------------------------------------------------


I. Legg Mason Fund Adviser, Inc. ("Adviser"), the Registrant's investment adviser, is a registered investment adviser incorporated on January 20, 1982. The Adviser is engaged primarily in the investment advisory business. The Adviser serves as investment adviser or manager to seventeen open-end investment companies or portfolios. Information as to the officers and directors of the Adviser is included in its Form ADV filed on August 11, 1997 with the Securities and Exchange Commission (registration number 801-16958) and is incorporated herein by reference.


Item 29.   Principal Underwriters
           ----------------------

           (a)    Legg Mason Cash Reserve Trust
                  Legg Mason Total Return Trust, Inc.
                  Legg Mason Special Investment Trust, Inc.
                  Legg Mason Income Trust, Inc.
                  Legg Mason Tax-Exempt Trust, Inc.
                  Legg Mason Tax-Free Income Fund
                  Legg Mason Global Trust, Inc.
                  Legg Mason Investors Trust, Inc.
                  Western Asset Trust, Inc.

           (b) The following table sets forth information concerning each director and officer of the Registrant's principal underwriter, Legg Mason Wood Walker, Incorporated ("LMWW").

                                                      Position and                      Positions and
Name and Principal                                    Offices with                      Offices with
Business Address*                                     Underwriter - LMWW                Registrant
------------------                                    ------------------                -------------
Raymond A. Mason                                      Chairman of the                  Chairman of the
                                                      Board                            Board and Director

John F. Curley, Jr.                                   Retired Vice Chairman            President and Director
                                                      of the Board

James W. Brinkley                                     President and                    None
                                                      Director

Edmund J. Cashman, Jr.                                Senior Executive                 None
                                                      Vice President and
                                                      Director

Richard J. Himelfarb                                  Senior Executive Vice            None
                                                      President and
                                                      Director

Edward A. Taber III                                   Senior Executive Vice            Director
                                                      President and
                                                      Director

Robert A. Frank                                       Executive Vice                   None

                                                      Position and                      Positions and
Name and Principal                                    Offices with                      Offices with
Business Address*                                     Underwriter - LMWW                Registrant
------------------                                    ------------------                -------------
                                                      President and
                                                      Director

Robert G. Sabelhaus                                   Executive Vice                    None
                                                      President and
                                                      Director

Charles A. Bacigalupo                                 Senior Vice                       None
                                                      President,
                                                      Secretary and
                                                      Director

F. Barry Bilson                                       Senior Vice                       None
                                                      President and
                                                      Director

Thomas M. Daly, Jr.                                   Senior Vice                       None
                                                      President and
                                                      Director

Jerome M. Dattel                                      Senior Vice                       None
                                                      President and
                                                      Director

Robert G. Donovan                                     Senior Vice                       None
                                                      President and
                                                      Director

Thomas E. Hill                                        Senior Vice                       None
One Mill Place                                        President and
Easton, MD  21601                                     Director

Arnold S. Hoffman                                     Senior Vice                       None
1735 Market Street                                    President and
Philadelphia, PA  19103                               Director

Carl Hohnbaum                                         Senior Vice                       None
24th Floor                                            President and
Two Oliver Plaza                                      Director
Pittsburgh, PA  15222

William B. Jones, Jr.                                 Senior Vice                       None
1747 Pennsylvania                                     President and
  Avenue, N.W.                                        Director
Washington, D.C. 20006

Laura L. Lange                                        Senior Vice                       None
                                                      President and
                                                      Director

Marvin H. McIntyre                                    Senior Vice                       None
1747 Pennsylvania                                     President and
  Avenue, N.W.                                        Director
Washington, D.C.  20006

                                                      Position and                      Positions and
Name and Principal                                    Offices with                      Offices with
Business Address*                                     Underwriter - LMWW                Registrant
------------------                                    ------------------                -------------
Mark I. Preston                                       Senior Vice                       None
                                                      President and
                                                      Director

Joseph Sullivan                                       Senior Vice                       None
                                                      President and
                                                      Director

M. Walter D'Alessio, Jr.                              Director                          None
1735 Market Street
Philadelphia, PA  19103

W. William Brab                                       Senior Vice                       None
                                                      President

Deepak Chowdhury                                      Senior Vice                       None
255 Alhambra Circle                                   President
Coral Gables, FL  33134

Harry M. Ford, Jr.                                    Senior Vice                       None
                                                      President

Dennis A. Green                                       Senior Vice                       None
                                                      President

William F. Haneman, Jr.                               Senior Vice                       None
One Battery Park Plaza                                President
New York, New York  10005

Theodore S. Kaplan                                    Senior Vice                       None
                                                      President and
                                                      General Counsel

Seth J. Lehr                                          Senior Vice                       None
1735 Market St                                        President
Philadelphia, PA  19103

Horace M. Lowman, Jr.                                 Senior Vice                       None
                                                      President and
                                                      Asst. Secretary

Robert L. Meltzer                                     Senior Vice                       None
One Battery Park Plaza                                President
New York, NY  10004

Jonathan M. Pearl                                     Senior Vice                       None
1777 Reisterstown Rd.                                 President
Pikesville, MD  21208

John A. Pliakas                                       Senior Vice                       None
125 High Street                                       President
Boston, MA  02110

Gail Reichard                                         Senior Vice                       None

                                                      Position and                      Positions and
Name and Principal                                    Offices with                      Offices with
Business Address*                                     Underwriter - LMWW                Registrant
------------------                                    ------------------                -------------
                                                      President

Timothy C. Scheve                                     Senior Vice                       None
                                                      President and
                                                      Treasurer

Elisabeth N. Spector                                  Senior Vice                       None
                                                      President

Robert J. Walker, Jr.                                 Senior Vice                       None
200 Gibraltar Road                                    President
Horsham, PA  19044

William H. Bass, Jr.                                  Vice President                    None

Nathan S. Betnun                                      Vice President                    None

John C. Boblitz                                       Vice President                    None

Andrew J. Bowden                                      Vice President                    None

D. Stuart Bowers                                      Vice President                    None

Edwin J. Bradley, Jr.                                 Vice President                    None

Scott R. Cousino                                      Vice President                    None

Joseph H. Davis, Jr.                                  Vice President                    None
1735 Market Street
Philadelphia, PA  19380

Terrence R. Duvernay                                  Vice President                    None
1100 Poydras St.
New Orleans, LA 70163

John R. Gilner                                        Vice President                    None

Richard A. Jacobs                                     Vice President                    None

C. Gregory Kallmyer                                   Vice President                    None

Edward W. Lister, Jr.                                 Vice President                    None

Marie K. Karpinski                                    Vice President                    Vice President
                                                                                        and Treasurer

Mark C. Micklem                                       Vice President                    None
1747 Pennsylvania Ave.
Washington, DC  20006

Hance V. Myers, III                                   Vice President                    None
1100 Poydras St.
New Orleans, LA 70163

Gerard F. Petrik, Jr.                                 Vice President                    None

Douglas F. Pollard                                    Vice President                    None

K. Mitchell Posner                                    Vice President                    None

                                                      Position and                      Positions and
Name and Principal                                    Offices with                      Offices with
Business Address*                                     Underwriter - LMWW                Registrant
------------------                                    ------------------                -------------
1735 Market Street
Philadelphia, PA  19103

Carl W. Riedy, Jr.                                    Vice President                    None

Jeffrey M. Rogatz                                     Vice President                    None

Thomas E. Robinson                                    Vice President                    None

Douglas M. Schmidt                                    Vice President                    None

Robert W. Schnakenberg                                Vice President                    None
1111 Bagby St.
Houston, TX 77002

Henry V. Sciortino                                    Vice President                    None
1735 Market St.
Philadelphia, PA 19103

Chris Scitti                                          Vice President                    None

Eugene B. Shephard                                    Vice President                    None
1111 Bagby St.
Houston, TX  77002-2510

Lawrence D. Shubnell                                  Vice President                    None

Alexsander M. Stewart                                 Vice President                    None
One World Trade Center
New York, NY  10048

Robert S. Trio                                        Vice President                    None
1747 Pennsylvania Ave.
Washington, DC 20006

William A. Verch                                      Vice President                    None

Lewis T. Yeager                                       Vice President                    None

Joseph F. Zunic                                       Vice President                    None

----------
      * All addresses are 100 Light Street, Baltimore, Maryland 21202, unless otherwise indicated.

             (c) The Registrant has no principal underwriter which is not an affiliated person of the Registrant or an affiliated person of such an affiliated person.

Item 30.     Location of Accounts and Records
             --------------------------------

                      State Street Bank and Trust Company
                      P.O. Box 1713
                      Boston, Massachusetts 02105

Item 31.     Management Services
             -------------------

                      None.

Item 32.     Undertakings
             ------------

             Registrant hereby undertakes to provide each person to whom a prospectus is delivered with a copy of its latest annual report to shareholders upon request and without charge.

                                 SIGNATURE PAGE

         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, Legg Mason Value Trust, Inc. certifies that it meets all the requirements for effectiveness of this Post-Effective Amendment No. 25 to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Baltimore and State of Maryland, on the 28th day of May, 1998.

                                         LEGG MASON VALUE TRUST, INC.

                                         by: /s/ Marie K. Karpinski
                                             ______________________
                                             Marie K. Karpinski
                                             Vice President and Treasurer

         Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 25 to the Registrant's Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


Signature                                   Title                                         Date
---------                                   -----                                         ----
/s/ Raymond A. Mason                        Chairman of the Board                         May 28, 1998
________________________                    and Director
Raymond A. Mason

/s/ John F. Curley, Jr.                     President and Director                        May 28, 1998
________________________
John F. Curley, Jr.

/s/ Edward A. Taber, III                    Director                                      May 28, 1998
________________________
Edward A. Taber, III

/s/ Richard G. Gilmore                      Director                                      May 28, 1998
________________________
Richard G. Gilmore*

/s/ Charles F. Haugh                        Director                                      May 28, 1998
________________________
Charles F. Haugh*

/s/ Arnold L. Lehman                        Director                                      May 28, 1998
________________________
Arnold L. Lehman*

/s/ Jill E. McGovern                        Director                                      May 28, 1998
________________________
Jill E. McGovern*

/s/ T. A. Rodgers                           Director                                      May 28, 1998
________________________
T.A. Rodgers*

/s/ Marie K. Karpinski                      Vice President                                May 28, 1998
________________________                    and Treasurer
Marie K. Karpinski

*Signatures affixed by Marie K. Karpinski pursuant to powers of attorney, dated May 8, 1998, a copy of which is filed herewith.

                                POWER OF ATTORNEY

I, the undersigned Director/Trustee of the following investment companies:

LEGG MASON CASH RESERVE TRUST          LEGG MASON VALUE TRUST, INC.
LEGG MASON INCOME TRUST, INC.          LEGG MASON TOTAL RETURN TRUST, INC.
LEGG MASON GLOBAL TRUST, INC.          LEGG MASON SPECIAL INVESTMENT TRUST, INC.
LEGG MASON TAX EXEMPT TRUST, INC.      LEGG MASON INVESTORS TRUST, INC.
LEGG MASON TAX-FREE INCOME FUND

plus any other investment company for which Legg Mason Fund Adviser, Inc. acts as investment adviser or manager and for which the undersigned individual serves as Director/Trustee hereby severally constitute and appoint each of MARIE K. KARPINSKI, KATHI D. BAIR, ARTHUR J. BROWN and ARTHUR C. DELIBERT my true and lawful attorney-in-fact, with full power of substitution, and with full power to sign for me and in my name in the appropriate capacity, any Registration Statements on Form N-1A, all Pre-Effective Amendments to any Registration Statements of the Funds, any and all subsequent Post-Effective Amendments to said Registration Statements, any supplements or other instruments in connection therewith, to file the same with the Securities and Exchange Commission and the securities regulators of appropriate states and territories, and generally to do all such things in my name and behalf in connection therewith as said attorney-in-fact deems necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, all related requirements of the Securities and Exchange Commission and all requirements of appropriate states and territories. I hereby ratify and confirm all that said attorney-in-fact or their substitutes may do or cause to be done by virtue hereof.

WITNESS my hand on the date set forth below.

SIGNATURE                                             DATE
---------                                             ----

/s/ Richard G. Gilmore                                May 8, 1998
__________________________
Richard G. Gilmore

/s/ T.A. Rodgers                                      May 8, 1998
__________________________
T. A. Rodgers

/s/ Charles F. Haugh                                  May 8, 1998
__________________________
Charles F. Haugh

/s/ Arnold L. Lehman                                  May 8, 1998
__________________________
Arnold L. Lehman

/s/ Jill E. McGovern                                  May 8, 1998
__________________________
Jill E. McGovern

/s/ Edward A. Taber, III                              May 8, 1998
__________________________
Edward A. Taber, III

/s/ Edmund J. Cashman, Jr.                            May 8, 1998
__________________________
Edmund J. Cashman, Jr.

/s/ John F. Curley, Jr.                               May 8, 1998
__________________________
John F. Curley, Jr.

/s/ Raymond A. Mason                                  May 8, 1998
__________________________
Raymond A. Mason